Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

This First Amendment to Amended and Restated Term Loan Credit Agreement (this “Amendment”) is entered into as of June 30, 2023, by and among Seaboard Foods LLC, an Oklahoma limited liability company (the “Borrower”), Seaboard Corporation, a Delaware corporation (the “Guarantor”), the Lenders signatory hereto, and CoBank, ACB, a federally chartered instrumentality of the United States (“CoBank”), in its capacity as Administrative Agent (as defined in the Credit Agreement described below).

The Borrower, the Guarantor, the Lenders and the Administrative Agent are parties to an Amended and Restated Term Loan Credit Agreement dated as of September 25, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  As used in these recitals, capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement.

The parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Definitions.  As used herein, capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement.

Section 2.Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in Annex A-1 attached hereto (the “Amended Credit Agreement”).  Annex A-2 attached hereto sets forth a clean copy of the Amended Credit Agreement after giving effect to such amendments.

(b)Schedule 1, Part 1 of Schedule 1.1(B) and Schedule 11.8 to the Credit Agreement are hereby amended and restated in their entirety in the forms of Schedule 1, Part 1 of Schedule 1.1(B) and Schedule 11.8 attached hereto, respectively.

(c)Exhibit C to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit C attached hereto.

(d)Exhibit F to the Credit Agreement is hereby deleted in its entirety.

Section 3.Conversion of Loans Accruing Interest at the LIBOR Rate Option to Daily Simple SOFR Rate Loans.  The Borrower hereby authorizes the Administrative Agent to convert all outstanding Loans bearing interest at the LIBOR Rate Option (as defined in the Credit Agreement prior to giving effect to this Amendment) into Daily Simple SOFR Rate Loans on June 30, 2023.

Section 4.References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Amended Credit Agreement, and any and all references in any other Loan Documents to the Credit Agreement shall be deemed to refer to the Amended Credit Agreement.

Section 5.No Other Changes.  Except as expressly set forth herein, all terms of the Credit Agreement and each of the other Loan Documents remain in full force and effect.

Section 6.Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the other Lenders as follows:

(a)Each Loan Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and the other documents delivered hereunder to which it is a party (the “Amendment Documents”), as applicable, and to perform its obligations under this Amendment, the Amended Credit Agreement and the other Loan Documents to which such Loan Party is a party.  Each Loan Party has duly and validly executed and delivered to the Administrative Agent the Amendment Documents to which it is a party, and such Amendment Documents and other Loan Documents to which it is a party constitute such Loan Party’s legal, valid and binding obligations, enforceable in accordance with their terms.

(b)The execution and delivery of the Amendment Documents, and the performance by each Loan Party of the Amendment Documents and other Loan Documents to which such Loan Party is a party, have been duly authorized by all necessary corporate or other action and do not and will not (i) require any authorization, consent or approval by any Governmental Authority, (ii) violate such Loan Party’s Organizational Documents or any provision of any Law, rule, regulation or order presently in effect having applicability to such Loan Party, or (iii) result in a breach of, or constitute a default under, any indenture or agreement to which such Loan Party is a party or by which such Loan Party or its properties may be bound or affected.

(c)All of the representations and warranties contained in the Loan Documents, including without limitation in Article V of the Credit Agreement, are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except (i) to the extent that such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date, and (ii) to the extent that such representations and warranties are qualified pursuant to their terms by materiality qualifiers, in which case they are true and correct in all respects.

(d)No event has occurred and is continuing, or would result from the execution and delivery of the Amendment Documents, which constitutes a Default or an Event of Default.

Section 7.Effectiveness.  Sections 2 and 3 of this Amendment shall be effective only if the Administrative Agent has received, on or before the date of this Amendment (or such later date as the Administrative Agent may agree in writing), each of the following, each in form and substance acceptable to the Administrative Agent in its sole discretion:

(a)this Amendment, duly executed by the Loan Parties, the Administrative Agent and the Lenders;

(b)a certificate of the secretary or other appropriate officer of each Loan Party certifying (i) that the execution, delivery and performance of the Loan Documents to which it is a party have been duly approved by all necessary action of the governing board of such Loan Party, and attaching true and correct copies of the applicable resolutions granting such approval; (ii) that the Organizational Documents of such Loan Party, which were certified and delivered to the Administrative Agent pursuant to the most recent certificate of officer given by such Loan Party to the Administrative Agent, continue in full force and effect and have not been amended or otherwise modified except as set forth in the certificate to be delivered as of the date hereof; and (iii) that the

2

officers and agents of such Loan Party who have been certified to the Administrative Agent, pursuant to the most recent certificate of officer given by such Loan Party to the Administrative Agent, as being authorized to sign and to act on behalf of such Loan Party continue to be so authorized or setting forth the sample signatures of each of the officers and agents of such Loan Party authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of such Loan Party;

(c)a certificate of good standing for each Loan Party from the Secretary of State (or the appropriate official) of the state of formation of such Loan Party, dated not more than 30 days prior to the date hereof;

(d)evidence from the Borrower that all material governmental and third-party consents required to effectuate the transactions contemplated hereby have been obtained; and

(e)payment in immediately available funds of all fees and expenses due and payable pursuant to Section 11 hereof to the extent invoiced on or prior to the date hereof.

Section 8.No Waiver.  The execution of this Amendment or any documents, agreements and certificates contemplated hereunder shall not be deemed to be a waiver of any Default or Event of Default or any other breach, default or event of default under any Loan Document or other document held by the Administrative Agent or any Lender, whether or not known to the Administrative Agent or any Lender and whether or not existing on the date of this Amendment.

Section 9.Release of Administrative Agent and Lenders.  Each Loan Party, by its signature to this Amendment, hereby absolutely and unconditionally releases and forever discharges the Administrative Agent and the Lenders, and any and all participants, parent entities, subsidiary entities, affiliated entities, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal Law or otherwise, which such Loan Party has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever occurring or arising prior to the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

Section 10.Acknowledgment and Agreement of Guarantor.  The Guarantor, by its signature to this Amendment, (a) acknowledges that the Borrower has made certain representations and warranties with respect to the Guarantor in this Amendment and agreed to cause the Guarantor to comply with certain affirmative and negative covenants set forth in this Amendment and the other Loan Documents, and hereby represents and warrants that all such representations and warranties with respect to it are true and correct in all material respects on and as of the date hereof, provided that any representation or warranty that is qualified by materiality or Material Adverse Change is correct in all respects on and as of the date hereof, except to the extent that such representations and warranties relate specifically to an earlier date, and agrees to comply with such covenants to the extent applicable to it; (b) consents to the terms and execution of this Amendment and acknowledges that all indebtedness arising under the Credit Agreement, as amended hereby, and the other Obligations shall constitute indebtedness and Obligations guaranteed under Article XII of the Credit Agreement; (c) reaffirms all of its obligations to the Administrative Agent and the Lenders pursuant to the terms of the Credit Agreement and the other Loan Documents to which it is a party; and (d) confirms that the consent of the Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

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Section 11.Costs and Expenses.  The Borrower hereby reaffirms its agreement under Section 11.3 of the Credit Agreement to pay or reimburse the Administrative Agent on demand for all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and each other agent of the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other documents, agreements and certificates contemplated hereunder (whether or not the transactions contemplated hereby or thereby shall be consummated).

Section 12.Miscellaneous.  This Amendment is a Loan Document. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (other than its conflicts of laws rules). This Amendment, together with the Amended Credit Agreement and the other Loan Documents, comprises the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

Signature pages follow.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

SEABOARD FOODS LLC, as the Borrower

By:	/s/ Robert L. Steer
Name:	Robert L. Steer
Title:	Vice President and Treasurer

SEABOARD CORPORATION, as the Guarantor

By:	/s/ Robert L. Steer
Name:	Robert L. Steer
Title:	President and Chief Executive Officer

Signature Page to First Amendment to Credit Agreement

COBANK, ACB, as Administrative Agent

By:	/s/ James H. Matzat
Name:	James H. Matzat
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

COBANK, FCB, as a Lender

By:	/s/ James H. Matzat
Name:	James H. Matzat
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant		COMPEER FINANCIAL, FLCA, as a Voting Participant

By:	/s/ Steven J. O’Shea	By:
Name:	Steven J. O’Shea	Name:
Title:	Senior Vice President	Title:

FARM CREDIT BANK OF TEXAS, as a Voting Participant		FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant		AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant		AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:
Name:
Title:

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant	COMPEER FINANCIAL, FLCA, as a Voting Participant

By:	By:	/s/ Dan Terrill
Name:	Name:	Dan Terrill
Title:	Title:	Director, Capital Markets

FARM CREDIT BANK OF TEXAS, as a Voting Participant	FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant	AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant	AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:
Name:
Title:

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant		COMPEER FINANCIAL, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

FARM CREDIT BANK OF TEXAS, as a Voting Participant		FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	/s/ Luis M. H. Requejo	By:
Name:	Luis M. H. Requejo	Name:
Title:	Director Capital Markets	Title:

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant		AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant		AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:
Name:
Title:

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant	COMPEER FINANCIAL, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

FARM CREDIT BANK OF TEXAS, as a Voting Participant	FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	By:	/s/ Patrick Sauer
Name:	Name:	Patrick Sauer
Title:	Title:	Vice President Food & Agribusiness

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant	AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant	AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:
Name:
Title:

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant		COMPEER FINANCIAL, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

FARM CREDIT BANK OF TEXAS, as a Voting Participant		FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant		AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Nathan R. Jensen	By:
Name:	Nathan R. Jensen	Name:
Title:	Vice President, Capital Markets	Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant		AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:
Name:
Title:

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant	COMPEER FINANCIAL, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

FARM CREDIT BANK OF TEXAS, as a Voting Participant	FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant	AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	By:	/s/ GUSTAVE RADCLIFFE
Name:	Name:	GUSTAVE RADCLIFFE
Title:	Title:	VICE PRESIDENT

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant	AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:
Name:
Title:

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant		COMPEER FINANCIAL, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

FARM CREDIT BANK OF TEXAS, as a Voting Participant		FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant		AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant		AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Nichole Wilcox	By:
Name:	Nichole Wilcox	Name:
Title:	Senior VP & Managing Director of Capital Markets	Title:

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:
Name:
Title:

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant	COMPEER FINANCIAL, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

FARM CREDIT BANK OF TEXAS, as a Voting Participant	FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant	AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	By:
Name:	Name:
Title:	Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant	AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	By:	/s/ Suann Harris
Name:	Name:	Suann Harris
Title:	Title:	Vice President

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:
Name:
Title:

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

CONSENT OF VOTING PARTICIPANTS

AGFIRST FARM CREDIT BANK, as a Voting Participant		COMPEER FINANCIAL, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

FARM CREDIT BANK OF TEXAS, as a Voting Participant		FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant		AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant		AGWEST FARM CREDIT, FLCA, as successor in interest to NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:		By:
Name:		Name:
Title:		Title:

CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:	/s/ Vladimir Kolesnikov
Name:	Vladimir Kolesnikov
Title:	Capital Markets Director

Signature Page to Consent of Voting Participants to
First Amendment to Credit Agreement

Annex A-1

AMENDED CREDIT AGREEMENT

See attached.

Annex A-1-1

AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

by and among

SEABOARD CORPORATION, as Parent and Guarantor,

SEABOARD FOODS LLC, as Borrower

and

THE LENDERS PARTY HERETO

and

COBANK, ACB, as Administrative Agent and Lead Arranger and Sole Bookrunner

and

FARM CREDIT SERVICES OF AMERICA, PCA as Joint Lead Arranger

$700,000,000 TERM LOAN FACILITY

Dated as of September 25, 2018

TABLE OF CONTENTS

			Page
I	CERTAIN DEFINITIONS		1
	1.1	Certain Definitions	1
	1.2	Construction	27
	1.3	Accounting Principles	27
	1.4	UCC Terms	~~27~~28
	1.5	Rounding	28
	1.6	Covenant Compliance Generally	28
	~~1.7~~	~~Administration of Rates~~	~~28~~
II	CREDIT FACILITY		29
	2.1	Term Loan	29
	2.2	Interest Rate Provisions	29
	2.3	Interest Periods and Quoted Rate Period	30
	2.4	Making of the Term Loan	32
	2.5	Fees	32
	2.6	Notes	32
	2.7	Payments	33
	2.8	Interest Payment Dates	~~32~~33
	2.9	Voluntary Prepayments and Reduction of Commitments	33
	2.10	Mandatory Prepayments	34
	2.11	Sharing of Payments by Lenders	~~35~~36
	2.12	Defaulting Lenders	~~36~~37
	2.13	CoBank Capital Plan	~~36~~37
III	INCREASED COSTS; TAXES; ILLEGALITY; INDEMNITY		~~37~~38
	3.1	Increased Costs	~~37~~38
	3.2	Taxes	~~38~~39
	3.3	Illegality	~~41~~42
	~~3.4~~	~~LIBOR Rate Option Unavailable; Interest After Default; LIBOR Replacement Rate~~	~~43~~
	3.4	Inability to Determine Rate; Cost; Interest After Default	44
	3.5	Indemnity	~~46~~47
	3.6	Mitigation Obligations; Replacement of Lenders	~~47~~48
	3.7	Benchmark Replacement Setting	49
	~~3.7~~3.8	Survival	~~49~~50

i

IV	CONDITIONS PRECEDENT TO CLOSING		~~49~~50
	4.1	Deliveries	~~49~~50
	4.2	Payment of Fees	~~50~~51
V	REPRESENTATIONS AND WARRANTIES		~~50~~51
	5.1	Organization and Qualification	~~50~~51
	5.2	Compliance With Laws	~~51~~52
	5.3	Title to Properties	~~51~~52
	5.4	Investment Company Act	~~51~~52
	5.5	Event of Default	~~51~~52
	5.6	Subsidiaries and Owners	~~51~~52
	5.7	Power and Authority; Validity and Binding Effect	~~51~~52
	5.8	No Conflict; Material Agreements; Consents	~~51~~52
	5.9	Litigation	~~52~~53
	5.10	Financial Statements	~~52~~53
	5.11	Margin Stock	~~53~~54
	5.12	Full Disclosure	~~53~~54
	5.13	Taxes	~~53~~54
	5.14	Intellectual Property; Other Rights	~~53~~54
	5.15	Insurance	~~53~~54
	5.16	ERISA Compliance	~~54~~55
	5.17	Environmental Matters	~~54~~55
	5.18	Solvency	~~55~~56
	5.19	Anti-Corruption Laws; Sanctions and Anti-Terrorism Laws	~~55~~56
VI	AFFIRMATIVE COVENANTS		~~55~~56
	6.1	Reporting Requirements	~~55~~56
	6.2	Preservation of Existence, Etc	~~57~~58
	6.3	Payment of Liabilities, Including Taxes, Etc	~~57~~58
	6.4	Maintenance of Insurance	~~57~~58
	6.5	Maintenance of Properties and Leases	~~58~~59
	6.6	Visitation Rights	~~58~~59
	6.7	Keeping of Records and Books of Account	~~58~~59
	6.8	Compliance with Laws; Use of Proceeds	~~58~~59
	6.9	Farm Credit Equities	~~59~~60
	6.10	Use of Proceeds	~~59~~60
	6.11	Updates to Subsidiary Schedule	~~59~~60
	6.12	Material Agreements	~~59~~60

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VII	NEGATIVE COVENANTS		~~59~~60
	7.1	Indebtedness	~~59~~60
	7.2	Liens	~~60~~61
	7.3	Affiliate Transactions	~~60~~61
	7.4	Loans and Investments	~~60~~61
	7.5	Dividends and Related Distributions	~~61~~62
	7.6	Liquidations, Mergers, Consolidations, Acquisitions	~~62~~63
	7.7	Dispositions of Assets or Subsidiaries	~~63~~64
	7.8	Use of Proceeds	~~63~~64
	7.9	Reserved	~~64~~65
	7.10	Continuation of or Chance in Business	~~64~~65
	7.11	Fiscal Year	~~64~~65
	7.12	Issuance of Equity Interests	~~64~~65
	7.13	Changes in Organizational Documents	~~64~~65
	7.14	Negative Pledges	~~64~~65
	7.15	Anti-Terrorism Laws	~~64~~65
	7.16	Anti-Corruption Laws	~~65~~66
	7.17	Material Agreements	~~65~~66
	7.18	Independence of Covenants	~~65~~66
VIII	FINANCIAL COVENANTS		~~65~~66
	8.1	Maximum Debt to Capitalization Ratio	~~65~~66
	8.2	Minimum Tangible Net Worth	~~65~~66
IX	EVENTS OF DEFAULT		~~65~~66
	9.1	Events of Default	~~65~~66
	9.2	Consequences of Event of Default	~~67~~68
X	TILE ADMINISTRATIVE AGENT		~~69~~70
	10.1	Appointment and Authority	~~69~~70
	10.2	Rights as a Lender	~~69~~70
	10.3	No Fiduciary Duty	~~69~~70
	10.4	Exculpation	~~70~~71
	10.5	Reliance by the Administrative Agent	~~70~~71
	10.6	Delegation of Duties	~~70~~71
	10.7	Filing Proofs of Claim	~~70~~71
	10.8	Resignation of the Administrative Agent	~~71~~72
	10.9	Non-Reliance on the Administrative Agent and Other Lenders	~~72~~73

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	10.10	No Other Duties, ~~etc~~Etc	~~72~~73
	10.11	Authorization to Release Guarantors	~~72~~73
	10.12	[Reserved]	~~72~~73
	10.13	No Reliance on the Administrative Agent’s Customer Identification Program	~~72~~73
	10.14	Rate Disclaimer	73
XI	MISCELLANEOUS		~~73~~74
	11.1	Modifications, Amendments or Waivers	~~73~~74
	11.2	No Implied Waivers; Cumulative Remedies	~~74~~75
	11.3	Expenses; Indemnity; Damage Waiver	~~74~~75
	11.4	Holidays	~~76~~77
	11.5	Notices; Effectiveness; Electronic Communication	~~76~~77
	11.6	Severability	78
	~~11.6~~	~~Severabilitv~~	~~78~~
	11.7	Duration; Survival	~~77~~78
	11.8	Successors and Assigns	~~78~~79
	11.9	Confidentiality	~~82~~83
	11.10	Counterparts; Integration; Effectiveness	~~82~~83
	11.11	~~Choise~~Choice of Law; Submission to Jurisdiction; Waiver of Venue; Service Process; Waiver of Jury ~~Trail~~Trial	~~83~~84
	11.12	USA PATRIOT Act Notice	~~84~~85
	11.13	Payments Set Aside	~~84~~85
	11.14	Interest Rate Limitation	~~84~~85
	11.15	Amendment and Restatement	~~85~~86
XII	GUARANTY		~~85~~86
	12.1	Guaranty	~~85~~86
	12.2	Payment	~~85~~86
	12.3	Absolute Rights and Obligations	~~85~~86
	12.4	Currency and Funds of Payment	~~87~~88
	12.5	Subordination	~~87~~88
	12.6	Enforcement	~~87~~88
	12.7	Set-Off and Waiver	~~87~~88
	12.8	Waiver of Notice; Subrogation	~~87~~88
	12.9	Reliance	~~88~~89
	12.10	Keepwell	~~89~~90
	12.11	Joinder	90

iv

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1	-	PRICING GRID
SCHEDULE 1.1(B)	-	COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
SCHEDULE 2.1	-	TERM LOAN AMORTIZATION
SCHEDULE 5.1	-	SUBSIDIARIES
SCHEDULE 7.4	-	INVESTMENTS
SCHEDULE 11.8	-	VOTING PARTICIPANTS

EXHIBITS

EXHIBIT A	-	Form of Assignment and Assumption
EXHIBIT B	-	Form of Term Note
EXHIBIT C	-	Form of Conversion or Continuation Notice
EXHIBIT D	-	Form of Compliance Certificate
EXHIBIT E-1	-	Form of U.S. Tax Compliance Certificate (Non- Partnership Foreign Lenders)
EXHIBIT E-2	-	Form of U, S. Tax Compliance Certificate (Non-Partnership Foreign Participants)
EXHIBIT E-3	-	Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships
EXHIBIT E-4	-	Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships)
~~EXHIBIT F~~	~~-~~	~~Form of Cost of Funds True-up Certificate~~

v

AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

THIS AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT (this “Agreement”) is dated as of September 25, 2018 and is made by and among SEABOARD FOODS LLC, an Oklahoma limited liability company, as the Borrower, SEABOARD CORPORATION, a Delaware corporation, as the Parent and as a Guarantor (as hereinafter defined), the LENDERS (as hereinafter defined), and COBANK, ACB, in its capacity as Administrative Agent (as hereinafter defined).

WHEREAS, the Borrower has requested that the Lenders provide to the Borrower an unsecured term loan facility in an aggregate principal amount not to exceed Seven Hundred Million Dollars ($700,000,000.00), all as more particularly set forth in, and subject to the terms and conditions of, this Agreement;

WHEREAS, the Borrower, the Parent, the lenders from time to time party thereto and CoBank, ACB, as Administrative Agent, have entered into that certain Term Loan Credit Agreement dated as of December 4, 2015 (as amended from time to time prior to the date hereof, the “Existing Term Loan Credit Agreement”); and

WHEREAS, the parties to the Existing Term Loan Credit Agreement wish to amend and restate the Existing Term Loan Credit Agreement to (a) refinance the Term Loan under the Existing Term Loan Credit Agreement in its entirety with the Term Loan under this Agreement and (b) make certain amendments and modifications, all as more fully set forth herein;

In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree that, as of the Closing Date (as defined below), the Existing Term Loan Credit Agreement is amended and restated to read as follows:

ICERTAIN DEFINITIONS

1.1Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by Parent or a Subsidiary of Parent of all or substantially all of the assets of a Person, or of any line of business or division of a Person, or (b) the acquisition by Parent or a Subsidiary of Parent of in excess of 50% of the Voting Equity Interests of any Person (other than a Person already a Subsidiary).

~~“Adjusted LIBOR Rate” means, if the Term Loan is subject to the LIBOR Rate Option for any Interest Period, an interest rate per annum equal to (a) the LIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate~~

“Adjusted Daily Simple SOFR Rate” means, for purposes of any calculation, the rate per annum equal to (a) the Daily Simple SOFR Rate for such calculation plus (b) the SOFR Adjustment; provided that if the Adjusted Daily Simple SOFR Rate as so determined shall ever be less than the Floor, then the Adjusted Daily Simple SOFR Rate shall be deemed to be the Floor.

“Adjusted Term SOFR Rate” means, for purposes of any calculation, the rate per annum equal to (a) the Term SOFR Rate for such calculation plus (b) the SOFR Adjustment; provided that if the Adjusted Term SOFR Rate as so determined shall ever be less than the Floor, then the Adjusted Term SOFR Rate shall be deemed to be the Floor.

“Administrative Agent” means CoBank, in its capacity as administrative agent under the Loan Documents.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the Person specified.

“Anti-Corruption Laws” has the meaning specified in Section ~~5.19.~~5.19.

“Anti-Terrorism Laws” means any Laws relating to terrorism, “know your customer” or money laundering, including Executive Order No. 13224, the USA ~~Patriot~~PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

“Applicable Margin” means, as applicable:

~~(i)~~(a) ~~if the Term Loan is subject to the Base Rate Option,~~ the percentage spread to be added to the Base Rate applicable to ~~the Term Loan~~Base Rate Loans, based on the Debt to Capitalization Ratio then in effect according to the Pricing Grid below the heading “Base Rate Applicable Margin”, ~~or~~

~~(ii)~~(b) ~~if the Term Loan is subject to the LIBOR Rate Option,~~ the percentage spread to be added to the Adjusted ~~LIBOR~~Term SOFR Rate applicable to ~~the~~ Term ~~Loan~~SOFR Rate Loans, based on the Debt to Capitalization Ratio then in effect according to the Pricing Grid below the heading “~~Adjusted LIBOR~~Term SOFR Rate Applicable Margin~~”.~~”, or

(c) the percentage spread to be added to the Adjusted Daily Simple SOFR Rate applicable to Daily Simple SOFR Rate Loans, based on the Debt to Capitalization Ratio then in effect according to the Pricing Grid below the heading “Daily Simple SOFR Rate Applicable Margin”.

“Approved Fund” means any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee permitted under Section 11.8, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

“Authorized Officer” means, with respect to a Loan Party, the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Assistant Treasurer of such Loan Party or such other individuals, designated by written notice to the Administrative Agent from such Loan Party, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. A Loan Party may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

“Available Tenor” means, as of any date of determination and with respect to the applicable then-current Benchmark, as applicable, (a) if the applicable then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.

“Bankruptcy Code” means title 11 of the United States Code.

“Base Rate” means, for any day, a rate per annum ~~determined by the Administrative Agent on the first Business Day of each week (or more frequently, in Administrative Agent’s reasonable discretion), which shall be~~ equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate plus one half of one percent (0.50%) per annum, and (c) the Adjusted ~~LIBOR~~Term SOFR Rate ~~(rounded upward, if necessary, to the next whole multiple of 1/100th of one percent) for~~ for an Interest Period of one month in effect on such day ~~gig~~plus one percent (1.00%) per annum~~.~~; provided that, in no event shall the Base Rate be less than the Floor.  Any change in the Base Rate due to a change in the ~~calculation thereof shall be~~ Prime Rate, Federal Funds Effective Rate or Adjusted Term SOFR Rate shall be effective ~~at the opening of business on the first Business Day of each week or, if determined more frequently, at the opening of business on~~ from and including the ~~first Business Day immediately following~~ effective date of such change in the ~~date of such determination and~~ Prime Rate, Federal Funds Effective Rate or Adjusted Term SOFR Rate, respectively, and without necessity of notice being provided to the Borrower or any other Person. ~~If~~

~~the circumstances described in Section 3.4(a) have occurred, then, unless and until an amendment to this Agreement entered into in accordance with Section 3.4(c), the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. In no event shall the Base Rate be less than zero.~~

“Base Rate Loan” means a portion of the Term Loan bearing interest calculated in accordance with the Base Rate Option.

“Base Rate Option” means the option of the Borrower to have all or any portion of the Term Loan bear interest at the rate and under the terms set forth in Section ~~2.2(a)(i)~~2.2(a)(i).

“Benchmark” means, initially, the Daily Simple SOFR Rate and the Term SOFR Rate, as applicable; provided that if a Benchmark Transition Event has occurred with respect to any initial Benchmark or any then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement for such initial or then-current Benchmark to the extent that such Benchmark Replacement has replaced such prior Benchmark rate pursuant to Section 3.7(a). Any reference to a “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Benchmark Replacement” means, for any Available Tenor:

(a) for the Adjusted Term SOFR Rate, the first alternative set forth below that can be determined by the Administrative Agent:

(i) the sum of (A) the Daily Simple SOFR Rate and (B) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time, or

(ii) the sum of (A) the alternate benchmark rate and (B) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time; and

(b) for all other Benchmarks, the sum of (i) the alternate benchmark rate and (ii) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;

provided that, if the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; provided, further, that, if the Benchmark Replacement is calculated using the Daily Simple SOFR Rate, all interest payments will be payable on a quarterly basis.

“Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of any initial Benchmark or any adjusted initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.5 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will not be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership of legal entity customers.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means Seaboard Foods LLC, a limited liability company organized and existing under the Laws of the State of Oklahoma.

“Borrowing” means, as of any date of determination, (a) with respect to Quoted Rate Loans outstanding as of such date, a borrowing consisting of Quoted Rate Loans having the same Quoted Rate Period, (b) with respect to Term SOFR Rate Loans outstanding as of such date, a borrowing consisting of Term SOFR Rate Loans having the same Interest Period, (c) with respect to Daily Simple SOFR Rate Loans, all Daily Simple SOFR Rate Loans outstanding as of such date, and (d) with respect to Base Rate Loans, all Base Rate Loans outstanding as of such date.

“Bresky Group” means (a) the estate of H. Harry Bresky, (b) spouses, heirs, legatees, lineal descendants, and spouses of lineal descendants, other blood relatives, and/or estates or representatives of estate of H. Harry Bresky, (c) trusts established for the benefit of spouses, lineal descendants and spouses of lineal descendants and/or other blood relatives of H. Harry Bresky and (d) any Person who is directly or indirectly Controlled by a Person described in the preceding clauses (a), (b) or (c)).

~~“Business Day” means any day other than a Saturday or Sunday or a legal holiday on which banks are authorized or required to be closed for business in Denver, Colorado or New York, New York and if the applicable Business Day relates to the LIBOR Rate or the Base Rate determined by reference to the LIBOR Rate, such day must also be a day on which dealings in Dollar deposits by and between banks are carried on in the London interbank market.~~

“Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or Colorado or is a day on which banking institutions in such state are authorized or required by Law to close; provided that, when used in connection with a Term SOFR Rate Loan, the term “Business Day” shall also exclude any day that is not a U.S. Government Securities Business Day.

“Capital Lease” means any lease of real or personal property that is required to be capitalized under GAAP or that is treated as an operating lease under regulations applicable to the Borrower and its Subsidiaries but that otherwise would be required to be capitalized under GAAP.

“Cash Equivalents” means:

(i)direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

(ii)commercial paper maturing in 180 days or less rated not lower than A-1, by Standard & Poor’s or P-1 by Moody’s on the date of acquisition;

(iii)demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks that are organized under the Laws of the United States or any state thereof or is a foreign bank or branch or agency thereof acceptable to the Administrative Agent and, in any case, have combined capital and surplus of at least an amount equal to $1,000,000,000;

(iv)money market or mutual funds whose investments are limited to those types of investments described in clauses (i)~~-(iii)~~ through (iii) above.

“Casualty Event” means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any Law, (ii) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

“Change of Control” means (i) any Person or group of Persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) but excluding (w) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, (x) Seaboard Flour, a Delaware limited liability company, (y) SFC Preferred LLC, a Delaware limited liability company and (z) any member of the Bresky Group, shall have acquired beneficial ownership (either within the meaning of Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under said Act or by reason of such Person or group of Persons having the right to acquire such beneficial ownership, whether exercisable immediately or with the passage of time (each, an “Option right”)) of 50% or more of the Voting Equity Interests on a fully diluted basis, taking into account any Option rights as though such rights have been exercised; or (ii) Parent shall cease to own, directly or indirectly, 100% of the Equity Interests in the Borrower.

~~“Closing Date” means the Business Day on which each of the conditions precedent in Section 4.1 has been satisfied or waived by the Required Lenders.~~

“Closing Date” means September 25, 2018.

“CoBank” means CoBank, ACB, a federally chartered instrumentality of the United States, its successors and assigns.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Commitment” means the Term Loan Commitment of any Lender; “Commitments” means all of them.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a certificate of the Borrower, signed by a Compliance Officer of the Parent, substantially in the form of Exhibit D hereto.

“Compliance Officer” means the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Secretary of the Parent or any Loan Party, as the case may be.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidation” has a correlative meaning.

“Consolidated Entity” means a Person, other than a Subsidiary of the Parent, whose financial statements or financial statement items are subject to Consolidation with those of the Parent under GAAP.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Consolidated Group on a Consolidated basis, without duplication, the sum of (a) the aggregate stated balance sheet principal amount of all Indebtedness of the Consolidated Group determined in accordance with GAAP, (b) the aggregate principal amount of Indebtedness of the Consolidated Group disclosed in the footnotes to the balance sheet in accordance with GAAP, (c) the outstanding amount of all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable and accrued expenses in the ordinary course of business), (d) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons who are not members of the Consolidated Group, and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or Joint Venture (other than a Joint Venture that is itself a corporation or limited liability company) in which a member of the Consolidated Group is a general partner or joint venturer, if such Indebtedness is recourse to such member of the Consolidated Group.

“Consolidated Group” means the Parent, its Subsidiaries and Consolidated Entities.

“Consolidated Net Income” means, for any period, the net income (or loss) of the Consolidated Group for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Consolidated Group for any period (a) the net income (or loss) attributable to non-controlling interests owned by members of the Consolidated Group in other Persons shall be excluded and (b) dividends and distributions with respect to non-controlling interests owned by members of the Consolidated Group in other Persons shall be included to the extent received in cash by members of the Consolidated Group.

“Consolidated Tangible Net Worth” means as of any date of determination total stockholders’ equity less intangible assets of the Consolidated Group as of such date determined on a Consolidated basis in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion or Continuation Notice” has the meaning specified in Section 2.3.

“Cost of Acquisition” means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (a) the value of the Equity Interests of any member of the Consolidated Group to be transferred in connection therewith, (b) the amount of any cash and fair market value of other property (excluding property described in clause (a) and the unpaid principal amount of any debt instrument) given as consideration, (c) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by any member of the Consolidated Group in connection with such Acquisition, (d) all additional purchase price amounts in the form of earn-outs and other contingent obligations that should be recorded on the financial statements of the Consolidated Group in accordance with GAAP, (e) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded on financial statements of the Consolidated Group in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, (f) the aggregate fair market value of all other consideration given by any member of the Consolidated Group in connection with such Acquisition, and (g) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred. For purposes of determining the Cost of Acquisition for any transaction, the Equity Interests of any member of the Consolidated Group shall be valued (~~A~~i) in the case of Equity Interests that are then designated as a national market system security by the National Association of Securities Dealers, Inc. (“NASDAQ”) or is listed on a national securities exchange, the average of the last reported bid and ask quotations or the last prices reported thereon, and (~~B~~ii) with respect to any other Equity Interests, as determined by a committee composed of the disinterested members of the Board of Directors of the Parent and, if requested by the Administrative Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section ~~6.1(b), and (C~~6.1(b), and (iii) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

“Covered Obligations” means obligations or liabilities not constituting Indebtedness that (a) exceed the Threshold Amount and (b) are accrued as liabilities on the balance sheet of a Person in accordance with GAAP.

“Daily Simple SOFR Rate” means, for any day (a “Daily Simple SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “Daily Simple SOFR Determination Date”) that is five U.S. Government Securities Business Days prior to (a) if such Daily Simple SOFR Rate Day is a U.S. Government Securities Business Day, such Daily Simple SOFR Rate Day or (b) if such Daily Simple SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Daily Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.  If, by 3:00 p.m. on the second U.S. Government Securities Business Day immediately following any Daily Simple SOFR Determination Date, SOFR in respect of such Daily Simple SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Transition Event with respect to the Daily Simple SOFR Rate has not occurred, then the SOFR for such Daily Simple SOFR Determination Date will be the SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of the calculation of the Daily Simple SOFR Rate for no more than three consecutive Daily Simple SOFR Rate Days.  Any change in the Daily Simple SOFR Rate due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower or any other Person.

“Daily Simple SOFR Rate Loan” means a portion of the Term Loan bearing interest calculated in accordance with the Daily Simple SOFR Rate Option.  A Daily Simple SOFR Rate Loan is not subject to an Interest Period.

“Daily Simple SOFR Rate Option” means the option of the Borrower to have all or any portion of the Term Loan bear interest at the rate and under the terms set forth in Section 2.2(a)(iv).

“Debt Incurrence” means the incurrence by the Parent or any of its Subsidiaries on or after the Closing Date of any Indebtedness other than the Obligations.

“Debt to Capitalization Ratio” means, as of the end of any date of determination, the ratio, represented as a percentage, of (a) the remainder of (i) Consolidated Funded Indebtedness as of such date minus (ii) any unrestricted cash (the amount of which shall be calculated net of any anticipated taxes), Cash Equivalents and readily-marketable debt and equity securities of the Consolidated Group that are reasonably acceptable to the Administrative Agent as of such date to (b) the sum of (i) Consolidated Funded Indebtedness as of such date plus Shareholders’ Equity.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, winding-up or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that with notice or passage of time, or both, would constitute an Event of Default.

“Default Rate” means, as of any date of determination, the following: (a) ~~if~~with respect to any portion of the Term Loan ~~is~~ subject to the Base Rate Option, the rate determined in accordance with the Base Rate Option as of such date plus an additional margin of 2.0% per annum, (b) ~~if~~ with respect to any portion of the Term Loan ~~is~~ subject to the ~~LIBOR~~Term SOFR Rate Option, the rate determined in accordance with the ~~LIBOR~~Term SOFR Rate Option as of such date plus an additional margin of 2.0% per annum, (c) ~~if~~ with respect to any portion of the Term Loan ~~is~~subject to the Daily Simple SOFR Rate Option, the rate determined in accordance with the Daily Simple SOFR Rate Option as of such date plus an additional margin of 2.0% per annum, (d) with respect to any portion of the Term Loan subject to the Quoted Rate Option, the rate determined in accordance with the Quoted Rate Option as of such date plus an additional margin of 2.0% per annum and (~~d~~e) for all other Obligations, the rate determined in accordance with the Base Rate Option as of such date plus an additional margin of 2.0% per annum.

“Defaulting Lender” means, subject to Section ~~2.12(b)~~2.12(b), any Lender that (i) has failed to (a) fund all or any portion of the Term Loan within two Business Days of the date the Term Loan is required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (b) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (ii) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund the Term Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (iii) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (iv) has, or has a direct or indirect parent company that has, (a) become the subject of a proceeding under any Debtor Relief Law, or (b) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (i) through (iv) above shall be conclusive and binding absent manifest error, and, subject to any cure rights expressly provided above, such Lender shall be deemed to be a Defaulting Lender (subject to Section  2.12) upon delivery of written notice of such determination to the Borrower and each Lender.

“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.

“Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

“Designated Jurisdiction” shall mean at any time, any country that is subject to comprehensive economic sanctions by the United States that broadly restrict trade and investment with that country. As of the Closing Date, the following countries are “Designated Jurisdictions”: Cuba, Iran, North Korea, Sudan and Syria.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property or asset by any Person, including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division.

“Dollar,” “Dollars,” “U.S. Dollars” and the symbol “$” means lawful money of the United States of America.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section ~~11.8(b)(iii)~~11.8(b)(iii), ~~11.8(b)(v)~~11.8(b)(v) and ~~11.8(b)(vi)~~11.8(b)(vi) (subject to such consents, if any, as may be required under Section ~~11.8(b)(iii)~~11.8(b)(iii)).

“Environmental Laws” means any and all applicable current and future federal, state, local and foreign Laws and any consent decrees, concessions, permits, grants, franchises, licenses, agreements or other restrictions of a Governmental Authority or common Law causes of action relating to: (~~i~~a) protection of the environment or natural resources from, or emissions, discharges, releases or threatened releases of, Hazardous Materials in the environment including ambient air, surface, water, ground water or land, (~~ii~~b) the generation, handling, use, labeling, disposal, transportation, reclamation and remediation of Hazardous Materials; (~~iii~~c) human health as affected by Hazardous Materials; (~~iv~~d) the protection of endangered or threatened species; and (~~v~~e) the protection of environmentally sensitive areas.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any other Loan Party directly or indirectly resulting from or based upon (~~i~~a) violation of any Environmental Law; (~~ii~~b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials; (~~iii~~c) exposure to any Hazardous Materials; (~~iv~~d) the release or threatened release of any Hazardous Materials into the environment; or (~~v~~e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equity Issuance” means any issuance by Parent of any of its Equity Interests at any time after the Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

“ERISA Affiliate” means, at any time, any trade or business (whether or not incorporated) under common control with any Loan Party such that such trade or business, together with such Loan Party and all other ERISA Affiliates, are treated as a single employer under Section 414 of the Code and Section 4001(b)(1) of ERISA.

“ERISA Event” means (i) a reportable event (under Section 4043 of ERISA and regulations thereunder) with respect to a Pension Plan; (ii) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (iii) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (iv) the filing of a notice of intent to terminate, the treatment of an amendment to a Pension Plan or a Multiemployer Plan as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (v) an event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (vi) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; or (vii) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA.

“Event of Default” means any of the events described in Section 9.1 and referred to therein as an “Event of Default.”

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 12.10 and any other “keepwell, support or other agreements” for the benefit of such Guarantor) at the time the Guaranty of, or the grant of such security interest by, such Guarantor becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or grant of security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Term Loan or Commitment pursuant to a Law in effect on the date on which ~~(a)~~ such Lender acquires such interest in the Term Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section ~~3.6(a) or 3.6(b)~~3.6(a) or 3.6(b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.2, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 3.2 and (iv) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Farm Credit Equities” has the meaning specified in Section 6.9.

“Farm Credit Lender” means a federally chartered Farm Credit System lending institution organized under the Farm Credit Act of 1971, as the same may be amended or supplemented from time to time.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the greater of (a) the rate of interest per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on such date, or if no such rate is so published on such day, on the most recent day preceding such day on which such rate is so published~~.~~ and (b) 0%.

“Fee Letter” means that certain mandate letter dated as of August 22, 2018 between the Borrower, Parent and the Administrative Agent, together with any other fee letters entered into between the Borrower and the Administrative Agent from time to time.

“Floor” means a rate of interest equal to 0.00%.

“Foreign Lender” means (i) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (ii) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Liabilities” means (a) the prompt Payment in Full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower or any other Loan Party to any one or more of the Administrative Agent or Lenders, including principal, interest, premiums and fees (including all reasonable fees and expenses of counsel) and (b) the prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower and each other Loan Party under the Credit Agreement, the Notes and all other Loan Documents to which it is a party.

“Guarantor” means each of the parties to this Agreement that is designated as a “Guarantor” on the signature page hereof and each other Person that joins this Agreement as a Guarantor after the date hereof.

“Guarantors’ Obligations” means the obligations of the Guarantors to the Administrative Agent and Lenders under Article XII.

“Guaranty” or “Guarantee” means, with respect to any Person, without duplication, any obligation, contingent or otherwise, of such Person pursuant to which such Person has directly or indirectly guaranteed or had the economic effect of guaranteeing any Indebtedness or Covered Obligations of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or Covered Obligations (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise), (b) to purchase or lease property or services for the purpose of assuring another Person’s payment or performance of any Indebtedness or Covered Obligations, (c) to maintain the working capital of such Person to permit such Person to pay such Indebtedness or Covered Obligations or (d) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or Covered Obligations of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty/Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. Unless otherwise specified, the amount of any Guaranty shall be deemed to be the lesser of the principal amount of the Indebtedness or Covered Obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guaranty.

“Hazardous Materials” means (i) any explosive or radioactive substances, materials or wastes, and (ii) any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under, or that could reasonably be expected to give rise to liability under, any applicable Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products.

“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b)  any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement.

“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(i)all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(ii)all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(iii)all net obligations of such Person under each Hedge Agreement to which it is a party (provided, that the amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date);

(iv)all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

(v)obligations (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such obligations shall have been assumed by such Person or is limited in recourse;

(vi)all obligations of such Person under Capital Leases and all its Synthetic Lease Obligations;

(vii)all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(viii)all Guarantees of such Person in respect of any of the foregoing.

“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (ii) to the extent not otherwise described in the preceding clause (i), Other Taxes.

“Indemnitee” has the meaning specified in Section 11.3.

“Information” has the meaning specified in Section 11.9.

“Intellectual Property” means patents, trademarks, copyrights and any other assets of the Borrower.

“Interest Payment Date” means the first day of each calendar quarter after the date hereof and on the Maturity Date.

“Interest Period” means the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower ~~that the Term Loan (~~to have all or any portion of the Term Loan~~)~~ bear interest under the ~~LIBOR~~Term SOFR Rate Option. Subject to the last sentence of this definition, such period shall be one, ~~two,~~ three, six~~,~~ or, to the extent made available by all the Lenders, twelve months. Such Interest Period shall commence ~~on the effective date~~ as set forth in Section ~~2.3(a).~~2.3.  Notwithstanding the second sentence hereof: (~~a~~i) any Interest Period that would otherwise end on a date that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (~~b~~ii) the Borrower shall not select ~~or~~, convert to or renew an Interest Period for ~~the Term Loan (~~all or any portion of the Term Loan~~)~~ that would end after the Maturity Date and (~~c~~iii) if any Interest Period begins on the last Business Day of a month or on a day of a month for which there is no numerically corresponding day in the month in which such Interest Period is to end, such Interest Period shall be deemed to end on the last Business Day of the final month of such Interest Period.

“Interest Rate Hedge” means a Hedge Agreement entered into by a Person in order to provide protection to, or minimize the impact upon, such Person as its Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

“Interest Rate Option” means (a) the ~~(i) LIBOR~~Term SOFR Rate Option, (~~ii)~~b) the Daily Simple SOFR Rate Option, (c) the Base Rate Option or (~~iii)~~d) the Quoted Rate Option.

“Investment” means, with respect to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness or Equity Interest in, another Person, including any partnership or Joint Venture interest in such other Person and any arrangement pursuant to which the investor Guarantees any Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

“Joint Lead Arranger” means Farm Credit Services of America, PCA in its capacity as Joint Lead Arranger.

“Joint Venture” means any Person (other than a Subsidiary or a Consolidated Entity) in which the Parent or its Subsidiaries owns more than five percent (5%) of such Person’s Equity Interests.

“Law” means any law (including common law and Environmental Laws), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award by or settlement agreement with any Governmental Authority.

“Lead Arranger” means CoBank, ACB, in its capacity as Lead Arranger and Sole Bookrunner.

“Lenders” means each of the financial institutions from time to time party hereto as a lender and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender.

~~“LIBOR Rate” means, subject to Section 3.4(c), with respect to any Interest Period, a rate of interest reported by Bloomberg Information Services (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time, for the purpose of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period; provided that in the event the Administrative Agent is not able to determine the LIBOR Rate using such methodology, subject to Section 3.4(c), the Administrative Agent shall notify the Borrower and the Administrative Agent and the Borrower will agree upon a substitute basis for obtaining such quotations. In no event shall the LIBOR Rate be less than zero. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.4(c) in the event that a LIBOR Replacement Rate with respect to the LIBOR Rate is implemented, then all references herein to the LIBOR Rate shall be deemed references to such LIBOR Replacement Rate (including the corresponding rate that would apply to any determination of the Base Rate).~~

~~“LIBOR Rate Option” means the option of the Borrower to have the Term Loan bear interest at~~

~~the rate and under the terms set forth in Section 2.2(a)(ii).~~

~~“LIBOR Replacement Rate” has the meaning specified in Section 3.4(c).~~

~~“LIBOR Scheduled Unavailability Date” has the meaning specified in Section 3.4(c).~~

“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, lien (statutory or otherwise), security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

“Loan Documents” means this Agreement, the Fee Letter, the Notes, if any, and any other instruments, certificates or documents delivered in connection herewith or therewith, all as amended, restated, reaffirmed, reconfirmed, replaced, substituted or otherwise modified from time to time.

“Loan Parties” means the Borrower, the Parent and any other Guarantors.

“Loan Request” means a request for the Term Loan that sets forth the information required pursuant to Section ~~2.1(b)~~2.1(b).

“Material Adverse Change” means any circumstance or event, or series of circumstances or events, that has or could reasonably be expected to have a material adverse effect upon (i) the business, properties, assets, condition (financial or otherwise), operations, liabilities (actual or contingent) or prospects of the Borrower or the Parent, individually, or the Consolidated Group, taken as a whole, (ii) the legality, binding effect, validity or enforceability of this Agreement or any other Loan Document, (iii) the ability of the Borrower or the Parent, individually, or the Consolidated Group, taken as a whole, to duly and punctually pay or perform any of the Obligations, or (iv) the ability of the Administrative Agent or any Lender to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

“Material Agreement” means any agreement that would be a “material contract” as defined in Item 601(b)(10) of Regulation S-K, promulgated pursuant to the Securities Act of 1933, but excluding subsections (ii) and (iii) thereof.

“Material Indebtedness” means Indebtedness (other than the Obligations) in an aggregate principal amount exceeding the Threshold Amount.

“Material Subsidiary” means a Subsidiary of the Parent that (a) at the end of the most recently completed fiscal year, constituted more than ten percent (10%) of consolidated total assets (as shown on the Parent’s consolidated balance sheet) or Shareholders’ Equity or (b) accounted for more than ten percent (10%) of the revenues of the Consolidated Group, determined on a consolidated basis, in respect of the most recently completed fiscal year.

“Maturity Date” means, the earlier of (i) the date of acceleration of the Obligations in accordance with Section 9.2 and (ii) September 25, 2028.

“Maximum Rate” has the meaning specified in Section 11.14.

“Moody’s” means Moody’s Investors Service, Inc., or any successor or assignee thereof in the business of rating securities and debt.

“Multiemployer Plan” means any employee benefit plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any ERISA Affiliate is then making or accruing an obligation to make contributions or, within the preceding five (5) plan years of such Multiemployer Plan, has made or had an obligation to make such contributions.

“Net Cash Proceeds” means:

(i)in the case of any Equity Issuance or Debt Incurrence, an amount equal to: (a) the aggregate amount of all cash payments received by any Loan Party in respect of such Equity Issuance or Debt Incurrence, as applicable, minus (b) customary, bona fide, out-of-pocket direct costs incurred by such Loan Party in connection such issuance;

(ii)with respect to any Casualty Event, an amount equal to: (a) cash payments received by any Loan Party from such Casualty Event, minus (b) all customary, bona fide, out-of-pocket direct costs incurred by such Loan Party in connection with collecting such cash payments minus (c) the principal amount of any Indebtedness secured by such asset and that is required to be repaid in connection therewith (to the extent such Indebtedness and any Liens securing such Indebtedness are permitted by this Agreement); and

(iii)with respect to any Disposition, an amount equal to: (a) cash payments received by any Loan Party from such Disposition, minus (b) all income taxes and other taxes assessed by a Governmental Authority as a result of such transaction, minus (c) all customary, bona fide, out-of-pocket direct transaction costs incurred by such Loan Party in connection with such Disposition minus (d) the principal amount of any Indebtedness secured by such asset and that is required to be repaid in connection therewith (to the extent such Indebtedness and any Liens securing such Indebtedness are permitted by this Agreement), minus (e) the amount of any holdbacks and escrows established in connection therewith.

“Non-Consenting Lender” has the meaning specified in Section 11.1.

“Non-Material Subsidiary” means a Subsidiary that is not a Material Subsidiary.

“Notes” means, the Term Loan Notes.

“Obligation” means any obligation or liability of any of the Loan Parties (other than Excluded Swap Obligations), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, if any, the Fee Letter or any other Loan Document whether to the Administrative Agent, any of the Lenders or their Affiliates or other persons provided for under such Loan Documents, including interest and fees that accrue after the commencement of any Relief Proceedings with respect to any Loan Party.

“Official Body” means (i) any Governmental Authority and (ii) any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Organizational Documents” means the certificate or articles of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Person.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in the Term Loan or Loan Document).

“Other Information” has the meaning specified in Section 12.9.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6).

“Parent” means Seaboard Corporation, a Delaware corporation.

“Participant” has the meaning specified in Section ~~11.8(d)~~11.8(d).

“Participant Register” has the meaning specified in Section ~~11.8(d)~~11.8(d).

“Payment In Full” means, with respect to the Obligations, the payment in full in cash of the Term Loan and other Obligations hereunder and the termination of the Commitments.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor entity performing similar functions.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code, and either (i) is sponsored or maintained by any Loan Party or any ERISA Affiliate for employees of such Loan Party or any ERISA Affiliate, (ii) has at any time within the preceding five (5) years been sponsored or maintained by such Loan Party or any entity which was at such time an ERISA Affiliate for employees of such Loan Party or of any entity which was at such time an ERISA Affiliate, or (iii) to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section  4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years.

“Permitted Liens” means:

(i)Liens, if any, granted to Administrative Agent for the benefit of Lenders pursuant to any Loan Document;

(ii)Liens for taxes, assessments, or similar charges and levies of any Governmental Authority not yet due or which are being diligently contested in good faith by appropriate and lawful proceedings that suspend enforcement of such Liens and for which adequate reserves or other appropriate provisions in accordance with GAAP have been set aside on such Loan Party’s books;

(iii)pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs, other than any Lien imposed by ERISA;

(iv)Liens of mechanics, materialmen, warehousemen, carriers, suppliers, landlords or other like Liens that are incurred in the ordinary course of business and either (i) secure obligations that are not overdue by more than thirty (30) days or (ii) are being diligently contested in good faith by appropriate and lawful proceedings that suspend enforcement of such Liens and for which adequate reserves or other appropriate provisions in accordance with GAAP have been set aside on such Loan Party’s books;

(v)good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, trade contracts (other than Indebtedness) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, performance or other similar bonds required in the ordinary course of business;

(vi)encumbrances consisting of zoning restrictions, easements, right-of-way or other encumbrances, title defects and restrictions on the use of real property that in the aggregate are not substantial in amount and none of which materially impairs the use of such property or the value thereof, none of which is violated in any material respect by existing or proposed structures or land use and which do not interfere with the ordinary conduct of the business of the applicable Loan Party;

(vii)Liens securing Indebtedness (including renewals, extensions and refinancings thereof) on property in existence at the time such property is acquired by Parent or a Subsidiary of Parent in connection with an Acquisition not prohibited herein; provided, that such Liens do not at any time encumber any property other than the property so acquired;

(viii)Liens securing Indebtedness permitted under Section ~~7.1(h)~~7.1(h), provided, that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

(ix)statutory Liens of each applicable Farm Credit Lender in its Farm Credit Equities;

(x)Liens under UCC § 4-210, Liens in deposit accounts or in other assets in the possession of a financial institution created under the deposit agreement, treasury management agreement or similar agreement of any financial institution at which a Loan Party or a Subsidiary of a Loan Party maintains a deposit account, Liens in securities accounts or other assets in the possession of a securities intermediary created under the account agreement of any securities intermediary at which a Loan Party or a Subsidiary of a Loan Party maintains a securities account and Liens in commodities accounts or in other assets in the possession of a commodities intermediary created under the account agreement of any commodities intermediary at which a Loan Party or a Subsidiary of a Loan Party maintains a commodities account;

(xi)Liens on property owned by a Subsidiary, provided that such Liens secure only obligations owing to the Parent or a wholly owned Subsidiary;

(xii)Liens resulting from judgments or orders not constituting an Event of Default under Section ~~9.1(f)~~9.1(f); and

(xiii)Liens that do not otherwise constitute “Permitted Liens”; provided, that the aggregate amount of Indebtedness secured by Liens permitted by this clause (xiii) shall not at any time exceed 15% of Consolidated Tangible Net Worth determined at such time.

“Permitted Lines of Business” means (a) meat (including chicken, turkey, beef, lamb and pork), poultry and seafood production, processing and marketing, (b) ocean, ground and rail transportation and related support, (c) animal feed production and processing, (d) flour and feed milling, (e) power production, (f) commodity merchandising, (g) baking, (h) fruit and vegetable production and processing, (i) sugar production and processing, (j) the production, transportation and marketing of alternative energy products (including bio-diesel and ethanol) and (k) the holding of cash and other marketable investments held to generate profits or for future use by the Consolidated Group in connection with any of the aforementioned Permitted Lines of Business.

“Person” means any natural person, corporation, company, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, Official Body, or any other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Loan Party or any ERISA Affiliate or any such Plan to which any Loan Party or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Plan Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pricing Grid” means the table and text set forth in Schedule 1. For purposes of determining the Applicable Margin:

(i)The Applicable ~~Margin~~Margins shall be set at Level I until receipt of the Compliance Certificate for the measurement period ending September 30, 2018.

(ii)The Applicable ~~Margin~~Margins shall be recomputed as of the end of each fiscal quarter ending after the measurement period ending on September 30, 2018 based on the Debt to Capitalization Ratio as of such quarter end. Any increase or decrease in the Applicable ~~Margin~~Margins computed as of a quarter end shall be effective no later than five (5) Business Days following the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section ~~6.1(c).~~6.1(c).  If a Compliance Certificate is not delivered when due in accordance with such Section ~~6.1(c)~~6.1(c), then the rates in Level ~~HI~~III shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. Notwithstanding anything contained in this definition to the contrary, to the extent that the Applicable ~~Margin~~Margins shall change as a result of operation of this subsection ~~(ii), if the Term Loan is subject to the LIBOR Rate Option,~~(ii), such change shall not apply to ~~the~~any existing Term SOFR Rate Loan until such time as the current Interest Period with respect to ~~the~~such Term SOFR Rate Loan expires.

(iii)If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Debt to Capitalization Ratio as calculated by the Borrower as of any applicable date was inaccurate and

(ii) a proper calculation of the Debt to Capitalization Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender, as the case may be, under Section 2.9, Section 3.5, or Article VIII.

~~“Prime Rate” means a variable rate of interest per annum equal to the “U.S. prime rate” as reported on such day in the Money Rates Section of the Eastern Edition of The Wall Street Journal, or if the Eastern Edition of The Wall Street Journal is not published on such day, such rate as last published in the Eastern Edition of The Wall Street Journal. In the event the Eastern Edition of The Wall Street Journal ceases to publish such rate or an equivalent on a regular basis, the term “Prime Rate” shall be determined on any day by reference to such other regularly published average prime rate for such date applicable to such commercial banks as is acceptable to the Administrative Agent in its reasonable discretion. Any change in Prime Rate shall be automatic, without the necessity of notice provided to the Borrower or any other Loan Party.~~

“Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent in its reasonable discretion) or any similar release by the Board (as determined by the Administrative Agent in its reasonable discretion).  Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective without the necessity of notice provided to the Borrower or any other Person.

“Principal Office” means the main banking office of the Administrative Agent in Greenwood Village, Colorado, or such other banking office as may be designated by the Administrative Agent from time to time.

“Pro Rata Share” means, as of any date of determination, the proportion that the outstanding principal amount the Term Loan as of such date bears to the aggregate outstanding principal amount of the Term Loan as of such date.

“Purchase Money Security Interest” means Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Quoted Rate” means, with respect to all or a portion of the Term Loan, in each case in a minimum principal amount of at least $5,000,000, a fixed rate per annum to be quoted by the Administrative Agent, with the prior written consent of each Lender, which rate may be fixed on such balances and for such periods as may be agreeable to the Administrative Agent. In no event shall the Quoted Rate be less than zero.

“Quoted Rate Loan” means a portion of the Term Loan bearing interest calculated in accordance with the Quoted Rate Option.

“Quoted Rate Option” means the option under Section ~~2.2(a)(iii)~~2.2(a)(iii).

“Quoted Rate Period” means a period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder to have all or a portion of the Term Loan bear interest at a Quoted Rate. Subject to the penultimate sentence of this definition, each such period shall be for a minimum of one (1) year. The Quoted Rate Period with respect to any portion of the Term Loan shall commence on the effective date of the applicable Quoted Rate Option election, which shall be the date of conversion to a Quoted Rate of any existing portion of the Term Loan. Notwithstanding the second sentence of this definition, if the Quoted Rate Period, with respect to a portion of the Term Loan, would otherwise end on a date that is not a Business Day, it shall be extended to the next succeeding Business Day. The Borrower shall not select or convert to a Quoted Rate Period that would end after the Maturity Date.

“Recipient” means (i) the Administrative Agent and (ii) any Lender, as applicable.

“Related Agreements” has the meaning specified in Section ~~12.3(a)~~12.3(a).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means the Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board or the Federal Reserve Bank of New York, or any successor thereto.

“Relief Proceeding” means any proceeding seeking a decree or order for relief in respect of any Person, or all or substantially all of its property, in a voluntary or involuntary case under any applicable Debtor Relief Laws.

“Required Lenders” means, at any time, Lenders (other than Defaulting Lenders) having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Resignation Effective Date” has the meaning specified in Section 10.8.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Parent or any of its Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Parent’s stockholders, partners or members (or the equivalent Person thereof).

“Sanctioned Person” shall mean, at any time, any Person listed in any sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security

Council, the European Union or ~~Her~~His Majesty’s Treasury of the United Kingdom.

“Sanctions” shall mean any sanction administered or enforced from time to time by the United States Government (including without limitation, OFAC), the United Nations Security Council and the European Union or ~~Her~~His Majesty’s Treasury of the United Kingdom.

“Shareholders’ Equity” means, as of any date of determination, Consolidated shareholders’ equity of the Consolidated Group as of that date determined in accordance with GAAP.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Adjustment” means a percentage per annum equal to, as applicable, (a) as to the Adjusted Daily Simple SOFR Rate, 0.100%, and (b) as to the Adjusted Term SOFR Rate for the applicable Interest Period, as set forth below:

Interest Period	Percentage
One month	0.100%
Three months	0.150%
Six months	0.250%
Twelve months	As mutually agreed in writing among the Administrative Agent, all Lenders and the Borrower

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Solvent” means, with respect to any Person on any date of determination, taking into account such right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Standard & Poor’s” means Standard & Poor’s Ratings Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., or any successor or assignee of the business of such division in the business of rating securities and debt.

~~“Statutory Reserve Rate” means, if the Term Loan is subject to the LIBOR Rate Option, with respect to the Interest Period, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the arithmetic mean, taken over each day in such Interest Period, of the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. If the Term Loan is subject to the LIBOR Rate Option, the Term Loan shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.~~

“Subsidiary” of any Person at any time means any corporation, trust, partnership, any limited liability company or other business entity ~~(i)~~ of which more than 50% of the outstanding Voting Equity Interests is at such time owned, directly or indirectly through one or more intermediaries, by such Person or one or more of such Person’s Subsidiaries.

“Subsidiary Equity Interests” has the meaning specified in Section 5.6.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section la(47) of the Commodity Exchange Act.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, for tax purposes or otherwise upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Tax Compliance Certificate” means a tax certificate substantially in the form of Exhibit E-1, E~~-~~-2, E-3 or E-4 hereto, as applicable, prepared and delivered by any Lender in accordance with Section ~~3.2(f)~~ 3.2(f).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” has the meaning specified in Section 2.1.

“Term Loan Commitment” means, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B), as such Commitment is thereafter assigned or modified and “Term Loan Commitments” means the aggregate Term Loan Commitments of all of the Lenders. As of the Closing Date, the aggregate amount of the Term Loan Commitments of the Lenders is $700,000,000.

“Term Loan Facility” means the Term Loan facility established pursuant to Section 2.1.

“Term Loan Notes” means the promissory notes of the Borrower substantially in the form of Exhibit B.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Rate” means,

(a) for any calculation with respect to a Term SOFR Rate Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 3:00 p.m. on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Transition Event with respect to the Term SOFR Reference Rate has not occurred, then the Term SOFR Rate will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; or

(b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 3:00 p.m. on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Transition Event with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR Rate will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.

“Term SOFR Rate Loan” means a portion of the Term Loan bearing interest calculated in accordance with the Term SOFR Rate Option, other than pursuant to clause (c) of the definition of “Base Rate”.  A Term SOFR Rate Loan is subject to an Interest Period.

“Term SOFR Rate Option” means the option of the Borrower to have all or any portion of the Term Loan bear interest at the rate and under the terms set forth in Section 2.2(a)(ii).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Termination Date” means the date as of which all of the following shall have occurred: (a) all Commitments under this Agreement have terminated, and (b) all Obligations have been paid in full (other than contingent indemnification obligations).

“Threshold Amount” means $100,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the outstanding Pro Rata Share of the Term Loan of such Lender at such time.

“UCC” means the Uniform Commercial Code as in effect in the State of Colorado.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“U.S. Borrower” means any Borrower that is a U.S. Person.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Voting Equity Interests” means Equity Interests normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency that does or may suspend or dilute the voting rights).

“Voting Participant” has the meaning specified in Section ~~11.8(d)~~11.8(d).

“Voting Participant Notice” has the meaning specified in Section ~~11.8(d)~~11.8(d).

“Withholding Agent” means (~~i~~a) the Borrower or any other Loan Party and (~~ii~~b) the Administrative Agent.

1.2Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (a) references to the plural include the singular, the plural, the part and the whole; (b) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (c) the words “hereof” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (d) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (e) reference to any Person includes such Person’s successors and assigns; (f) reference to any agreement, including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto, document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, substituted for, superseded or restated at any time and from time to time; (g) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (i) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document; (j) any pronoun shall include the corresponding masculine, feminine and neuter terms; (k) reference to any Law or regulation herein shall refer to such Law or regulation as amended, modified or supplemented from time to time; (~~1~~l) the word “will” shall be construed to have the same meaning and effect as the word “shall”; and (m) unless otherwise specified, all references herein to times of day shall be references to Denver, Colorado time.

1.3Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters (including financial ratios and other financial covenants) and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), applied on a consistent basis and, except as expressly provided herein, in a manner consistent with that used in preparing audited financial statements in accordance with Section ~~6.1(b)~~6.1(b) and all accounting or financial terms have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms (and all defined terms used in the definition of any accounting term) have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the financial statements referred to in Section 5.10. In the event of any change after the date hereof in GAAP, and if such change would affect the computation of any of the financial covenants set forth in ~~Section~~Article VIII, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would preserve the original intent thereof, but would allow compliance therewith to be determined in accordance with the Borrower’s financial statements at that time, provided that until so amended such financial covenants shall continue to be computed in accordance with GAAP prior to such change therein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. For purposes of determining compliance with any covenant contained herein, whether a lease constitutes a capital lease, and whether obligations arising under such lease are required to be capitalized on the balance sheet of the lessee thereunder and/or recognized as interest expense in such lessee’s financial statements, shall be determined in all material respects in accordance with GAAP as in effect on December 31, 2017 notwithstanding any modification or interpretive change occurring thereafter.

1.4UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.

1.5Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.6Covenant Compliance Generally. For purposes of determining compliance under Article VIII, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in the most recent annual financial statements of Parent and its Subsidiaries delivered pursuant to Section ~~6.1(b).~~6.1(b). Notwithstanding the foregoing, for purposes of determining compliance with Article VII, with respect to any covenant with respect to the amount of Indebtedness or investment in a currency other than Dollars, no breach of any basket contained therein shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or investment is incurred; provided, that for the avoidance of doubt, the result of any changes in rates of exchange occurring after the time such Indebtedness or investment is incurred shall otherwise apply in all other cases, including determining whether any additional Indebtedness or investment may be incurred at any time in accordance with Article VII and for purposes of calculating financial ratios in accordance with Article VIII.

~~1.7Administration of Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBOR Rate” or with respect to any comparable or successor rate thereto.~~

IICREDIT FACILITY

2.1Term Loan.

(a)Term Loan Commitments. Subject to the terms and conditions hereof, and relying upon the representations and warranties of the Loan Parties set forth herein and in the other Loan Documents, each Lender severally agrees to make a single term loan (the “Term Loan”) to the Borrower on the Closing Date in such principal amount as the Borrower shall request up to, but not exceeding the lesser of (i) such Lender’s Term Loan Commitment or (ii) such Lender’s Pro Rata Share of the Term Loan.

(b)Loan Request. The Borrower shall request the Lenders to make the Term Loans by delivering to the Administrative Agent, not later than 11:00 a.m., (i) three (3) U.S. Government Securities Business Days prior to the expected Closing Date if the Borrower is requesting that the Term Loan be subject to the ~~LIBOR~~Term SOFR Rate Option ~~or~~, (ii) three (3) Business Days prior to the expected Closing Date if the Borrower is requesting that the Term Loan be subject to the Quoted Rate Option~~; and (ii~~, (iii) one (1) Business Day prior to the expected Closing Date if the Borrower is requesting that the Term Loan be subject to the Base Rate Option, and (iv) one (1) U.S. Government Securities Business Day prior to the expected Closing Date if the Borrower is requesting that the Term Loan be subject to the Daily Simple SOFR Rate Option, a duly completed Loan Request. Such Loan Request shall be subject to the occurrence of the Closing Date but otherwise shall be irrevocable and shall specify (x) the Interest Period, if applicable, and (y) whether the Term Loan shall be subject to the ~~LIBOR~~Term SOFR Rate Option, the Quoted Rate Option, the Daily Simple SOFR Rate Option or the Base Rate Option.

(c)Nature of Lenders’ Obligations with Respect to the Term Loan. The failure of any Lender to make the Term Loan shall not relieve any other Lender of its obligations to make the Term Loan nor shall it impose any additional liability on any other Lender hereunder. The Lenders shall have no obligation to make the Term Loan or any other loan hereunder after the Closing Date. The Term Loan Commitments are not revolving commitments, and the Borrower shall not have the right to repay and reborrow under Section 2.1.

(d)Single Advance. The entire amount of the Term Loan shall be advanced as a single advance and any principal amount of the Term Loan repaid may not be readvanced.

(e)Repayment of Term Loan. In addition to any prepayments or repayments made pursuant to Section 2.9 and Section 2.10, the Borrower shall repay the aggregate outstanding principal balance of the Term Loan in quarterly principal payments on the dates and in the amounts set forth in Schedule 2.1 hereto. Notwithstanding anything herein to the contrary, the entire outstanding principal balance of the Term Loan shall be due and payable in full in cash on the Maturity Date.

2.2Interest Rate Provisions. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Term Loan, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply to ~~any portion or portions of the Term Loan~~different Borrowings at any time outstanding and may convert ~~the~~to or renew one or more Interest Rate ~~Option~~Options with respect to all or any portion of ~~the Term Loan~~any Borrowing at any time outstanding; provided that there shall not be at any one time outstanding more than seven (7) ~~Interest Periods~~Borrowings of Term SOFR Rate Loans, and provided, further, that if a Default or an Event of Default ~~or Default~~ has occurred and is continuing, the Borrower may not request, convert to ~~the LIBOR Rate Option~~or renew any Term SOFR Rate Loans, Daily Simple SOFR Rate Loans or ~~the~~ Quoted Rate ~~Option.~~Loans.  If at any time the designated rate applicable to the Term Loan (or any portion thereof) made by any Lender exceeds the Maximum Rate, the rate of interest on such Lender’s Pro Rata Share of the Term Loan shall be limited to such Lender’s Maximum Rate.

(a)Interest Rate Options. Subject to the limitations set forth in Section 3.4, the Borrower shall have the right to select from the following Interest Rate Options applicable to all or any portion of the Term Loan:

(i)Base Rate Option: An option to pay interest at a fluctuating rate per annum equal to the Base Rate in effect as of any date of determination plus the Applicable Margin as of such date; ~~or~~

(ii)~~LIBOR~~Term SOFR Rate Option: An option to pay interest at a fluctuating rate per annum equal to the Adjusted ~~LIBOR~~Term SOFR Rate with respect to the applicable Interest Period and as in effect as of any date of determination plus the Applicable Margin as of such date~~.~~;

(iii)Quoted Rate Option: An option to pay interest at a fixed rate per annum equal to the Quoted Rate with respect to the applicable Quoted Rate Period and as in effect as of any date of determination~~.~~; or

(iv) Daily Simple SOFR Rate Option: An option to pay interest at a fluctuating rate per annum equal to the Adjusted Daily Simple SOFR Rate in effect as of any date of determination plus the Applicable Margin as of such date.

(b)Day Count Basis. Interest and fees shall be calculated on the basis of a 360~~-~~-day year for the actual number of days elapsed (which results in more interest or fees, as the case may be, being paid than if calculated on the basis of a 365-day year~~).~~); provided that interest with respect to Base Rate Loans incurring interest based on the Prime Rate shall be calculated on the basis of a 365/366 day year. The date of funding or conversion of ~~the~~a Term SOFR Rate Loan ~~from the LIBOR~~, Daily Simple SOFR Rate ~~Option~~Loan or ~~the~~ Quoted Rate ~~Option~~Loan to ~~the~~a Base Rate ~~Option~~Loan, and the first day of an Interest Period or Quoted Rate Period shall be included in the calculation of interest. The date of payment of the Term Loan and the last day of an Interest Period or Quoted Rate Period shall be excluded from the calculation of interest; provided, if the Term Loan is repaid on the same day that it is made, one (1) day’s interest shall be charged.

2.3Interest Periods and Quoted Rate Period. In order to convert all or any portion of the Term Loan from one Interest Rate Option to another Interest Rate Option, continue all or any portion of the Term Loan under the ~~LIBOR~~Term SOFR Rate Option or the Quoted Rate Option or convert or select a different Interest Period for all or any portion of the Term Loan, the Borrower shall deliver to the Administrative Agent a duly completed, written request therefor substantially in the form of Exhibit C (each, a “Conversion or Continuation Notice”) not later than 11:00 a.m. (i) with respect to a conversion to a Term SOFR Rate Loan or a Daily Simple SOFR Rate Loan or a continuation of a Term SOFR Rate Loan, at least three (3) U.S. Government Securities Business Days prior to the proposed effective date of such conversion or continuation, and (ii) with respect to a conversion to a Base Rate Loan or a Quoted Rate Loan or a continuation of a Quoted Rate Loan, at least three (3) Business Days prior to the proposed effective date of such conversion or continuation. The Conversion or Continuation Notice shall specify (i) the principal amount of the Term Loan subject to such request, and, if the ~~LIBOR~~Term SOFR Rate Option or Quoted Rate Option is to be converted or continued, the last day of the current Interest Period or Quoted Rate Period, as applicable, for the Term Loan (or portion of the Term Loan), (ii) the proposed effective date of such conversion or continuation (which shall be a Business Day), (iii) whether the

Borrower is requesting a continuation of the ~~LIBOR~~Term SOFR Rate Option or Quoted Rate Option, a conversion from one Interest Rate Option to another Interest Rate Option or an Interest Period conversion is requested, ~~(iv) if a continuation of or conversion to the LIBOR Rate Option is requested, the requested Interest Period with respect to the remaining Term Loan, (v) if a continuation of or conversion to the Quoted Rate Option is requested, the requested Quoted Rate Period with respect to the remaining Term Loan and (vi) if an Interest Period conversion for all or any portion of the Term Loan is requested, the amount of the Term Loan for which such Interest Period is to apply.~~and (iv) if applicable, the requested Interest Period or Quoted Rate Period. In addition, the following provisions shall apply to any continuation of or conversion of any Interest Rate Option:

(a)Amount of Loans. After giving effect to such conversion or continuation, ~~the portion~~each Borrowing of ~~the Term Loan under the~~ Base Rate ~~Option~~Loans or Daily Simple SOFR Rate Loans, if any, shall be in an amount not less than $1,000,000, and ~~the portion~~each Borrowing of ~~the~~ Term ~~Loan under the LIBOR~~SOFR Rate ~~Option~~Loans or Quoted Rate ~~Option~~Loans, if any, shall be in an amount not less than $5,000,000.

(b)Commencement of Interest Period or Quoted Rate Period.

(i)~~If~~If all or any portion of the Term Loan is initially made under the ~~LIBOR~~Term SOFR Rate Option or Daily Simple SOFR Rate Option, is converted to or continued at the ~~LIBOR~~Term SOFR Rate Option or Daily Simple SOFR Rate Option, or an Interest Period for all or any portion of the Term Loan is converted, the Interest Period shall commence on the Closing Date, date of continuation of or conversion to the ~~LIBOR~~Term SOFR Rate Option or the Daily Simple SOFR Rate Option, or date of conversion of the Interest Period, as applicable, and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires. Upon a conversion from the ~~LIBOR~~Term SOFR Rate Option or the Daily Simple SOFR Rate Option to ~~the Base~~another Interest Rate Option, interest at the ~~Base~~other Interest Rate Option shall commence on the last day of the existing Interest Period.

(ii)~~If~~If all or any portion of the Term Loan is initially made under the Quoted Rate Option or is converted to the Quoted Rate Option, the Quoted Rate Period shall commence on the Closing Date or date of continuation of or conversion to the Quoted Rate Option, as applicable~~.~~, and, in the case of immediately successive Quoted Rate Periods, each successive Quoted Rate Period shall commence on the date on which the immediately preceding Quoted Rate Period expires. Upon a conversion from the Quoted Rate Option to ~~the Base~~another Interest Rate Option, interest at the ~~Base~~other Interest Rate Option shall commence on the last day of the existing Quoted Rate Period.

(c) Selection of Interest Rate Options.

(iii) If the Borrower elects to continue ~~the~~a Term ~~Loan under the LIBOR~~SOFR Rate ~~Option~~Loan but fails to select a new Interest Period to apply thereto, then a one month Interest Period automatically shall apply.

~~(c)~~(iv) If the Borrower fails to duly request the continuation ~~under the LIBOR~~of any Borrowing consisting of Term SOFR Rate ~~Option~~Loans or ~~the~~ Quoted Rate ~~Option~~Loans on or before the date specified and otherwise in accordance with the provisions of this Section 2.3, then the Interest Rate Option automatically shall be converted to the Base Rate Option.

(d)Quoted Rate Loan. There shall only be one (1) Quoted Rate Period in effect at any time.

2.4Making of the Term Loan.

(a)Notifications and Payments. Prior to the Closing Date, the Administrative Agent shall notify the Lenders of the apportionment among the Lenders of the Term Loan as determined by the Administrative Agent in accordance with this Section 2.4. Each applicable Lender shall remit the principal amount of their Pro Rata Share of the Term Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to the terms and conditions of Section 2.1 fund the Term Loan to the Borrower in U.S. Dollars and immediately available funds to the Borrower’s account specified in the Loan Request prior to 2:00 p.m. on the Closing Date.

(b)Pro Rata Treatment of Lenders. The aggregate amount of the Term Loan shall be allocated to each Lender according to such Lender’s Pro Rata Share thereof, and each selection of or conversion to any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal and interest due from the Borrower hereunder to the Lenders shall (except as otherwise may be provided with respect to a Defaulting Lender and except as provided in Section 3.1 or Section 3.6) be payable ratably among the Lenders in accordance with the amount of principal and interest then due or payable such Lenders as set forth in this Agreement.

(c)Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed Closing Date that such Lender will not make available to the Administrative Agent such Lender’s share of the Term Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.1, and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Term Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i)  in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate then applicable under the Base Rate Option. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. If the Borrower and such Lender pay such interest for the same period, the Administrative Agent promptly shall remit to the Borrower the amount of interest paid by Borrower for such overlapping period. Nothing in this Section ~~2.4(c)~~2.4(c) or elsewhere in this Agreement or the other Loan Documents, including the provisions of Section ~~2.14,~~2.11, shall be deemed to require the Administrative Agent (or any other Lender) to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

2.5Fees. The Borrower agrees to pay to the Administrative Agent such fees as agreed to in the Fee Letter.

2.6Notes. The obligation of the Borrower to repay the aggregate unpaid principal amount of the portion of the Term Loan made to it by each Lender, together with interest thereon, shall, at the request of the applicable Lender, be evidenced by a Term Loan Note dated as of the Closing Date payable to the order of such Lender in a face amount equal to the Term Loan Commitment of such Lender. The Borrower hereby unconditionally promises to pay, to the order of each of the Lenders and the Administrative Agent, as applicable, the Term Loan and other Obligations as provided in this Agreement and the other Loan Documents.

2.7Payments.

(a)Payments Generally. All payments and prepayments to be made in respect of principal, interest, and fees referred to in Section 2.5 or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of Lenders to which they are owed, in each case in U.S. Dollars and in immediately available funds. The Administrative Agent shall promptly distribute such amounts to the applicable Lenders in immediately available funds. The Administrative Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Term Loan and other amounts owing under this Agreement and shall be deemed an “account stated.”

(b)Payments by the Borrower; Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, as the case ~~maybe~~may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

2.8Interest Payment Dates. If all or a portion of the Term Loan is subject to the Base Rate Option or Daily Simple SOFR Rate Option, interest on such portion of the Term Loan shall be due and payable in arrears on each applicable Interest Payment Date. If all or a portion of the Term Loan is subject to the ~~LIBOR~~Term SOFR Rate Option, interest on such portion of the Term Loan shall be due and payable (a) on the last day of each Interest Period for such portion of the Term Loan and, if such Interest Period is longer than three (3) months, also on the date that is the three-month anniversary of the first day of such Interest Period~~.~~, and (b) on the Maturity Date. If all or a portion of the Term Loan is subject to the Quoted Rate Option, interest on such portion of the Term Loan shall be due and payable on the last day of the Quoted Rate Period for such portion of the Term Loan and on each Interest Payment Date within such Quoted Rate Period. Interest on mandatory prepayments of principal under Section 2.10 shall be due on the date such mandatory prepayment is due. Interest on the principal amount of the Term Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Maturity Date, upon an accelerated Maturity Date or otherwise).

2.9Voluntary Prepayments and Reduction of Commitments.

(a)Right to Prepay. The Borrower shall have the right at its option from time to time to prepay the Term Loan in whole or part without premium or penalty~~.~~ (except as provided in Sections 3.1, 3.5 and 11.3). Whenever the Borrower desires to prepay any part of the Term Loan, it shall provide a prepayment notice to the Administrative Agent by 11:00 a.m. at least (A) three (3) U.S. Government Securities Business Days prior to the date of prepayment ~~if all or such portion of the~~of Term ~~Loan is subject to the LIBOR~~SOFR Rate ~~Option or the~~ Loans or Daily Simple SOFR Rate Loans, (B) three (3) Business Days prior to the date of prepayment of Quoted Rate ~~Option~~Loans or (~~B)~~ C) one (1) Business Day prior to the date of prepayment ~~if all or such portion of the Term Loan is subject to the~~of Base Rate ~~Option~~Loans, setting forth the following information:

(i)the date, which shall be a Business Day, on which the proposed prepayment is to be made; and

(ii)the total principal amount of such prepayment, which shall not be less than the lesser of the following: (A) the then outstanding principal amount of the Term Loan, or (B) $10,000,000 (provided, that the amount of any prepayment to which this Section ~~2.9(a)(iii)(B)~~2.9(a)(ii)(B) applies shall be in integral multiples of $1,000,000).

(b) Except as otherwise expressly provided herein with respect to refinancings, all prepayment notices shall be irrevocable. The principal amount of the Term Loan to be prepaid, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. All prepayments of the Term Loan permitted pursuant to this Section 2.9 shall be applied to the unpaid installments of principal of the Term Loan as the Borrower may direct. Any prepayment hereunder shall include all interest and fees due and payable with respect to the Term Loan and shall be subject to the Borrower’s Obligation to indemnify the Lenders under Sections 3.1, 3.5 and 11.3~~).~~. Notwithstanding the foregoing, any prepayment notice delivered in connection with any proposed refinancing of all of the Term Loan Facility may be, if expressly so stated in the applicable prepayment notice, contingent upon the consummation of such refinancing, and (i) the repayment date therefor may be amended from time to time by notice from the Borrower to the Administrative Agent and/or (ii) such prepayment notice may be revoked by the Borrower in the event such refinancing is not consummated (provided that the failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section ~~3.5).~~3.1, 3.5 and 11.3).  If the Borrower fails to specify the portion of the Term Loan that the Borrower intends to prepay or an Event of Default has occurred and is continuing, then such prepayment shall be applied first, ratably to all outstanding Base Rate Loans, second, ratably to all outstanding Daily Simple SOFR Rate Loans and third, ratably to all outstanding Term SOFR Rate Loans and Quoted Rate Loans.

2.10Mandatory Prepayments.

(a)Disposition of Assets. (i) If no Event of Default has occurred and is continuing, not later than 365 days following any Disposition permitted under Section ~~7.7(g)~~7.7(g) or any other Disposition not expressly permitted by Section 7.7, the Borrower shall prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Disposition to the extent the aggregate amount of such Net Cash Proceeds (excluding Net Cash Proceeds of less than $10,000,000 received from any Disposition or series of related Disposition) exceed $150,000,000 during any fiscal year, and (ii) if an Event of Default has occurred and is continuing, not later than one (1) Business Day following any Disposition permitted under Section ~~7.7(g)~~7.7(g) or any other Disposition not expressly permitted by Section 7.7, the Borrower shall prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Disposition to the extent the aggregate amount of such Net Cash Proceeds (excluding Net Cash Proceeds of less than $10,000,000 received from any Disposition or series of related Disposition) exceed $150,000,000 during any fiscal year. Notwithstanding anything herein to the contrary, no such mandatory prepayment shall constitute or be deemed to constitute a cure of any Default or Event of Default arising as a result of the Disposition giving rise to such prepayment obligation. Notwithstanding the foregoing and provided no Event of Default has occurred and is continuing, such prepayment shall not be required to the extent the Parent designates such Net Cash Proceeds to purchase assets (or to fund an Acquisition, the target of which has assets) used or useful in the business of the Loan Parties or a Subsidiary of a Loan Party within 365 days after the receipt of such Net Cash Proceeds and such Net Cash Proceeds are used for such purpose within 365 days after such designation; provided that the Borrower notifies the Administrative Agent in writing of such Loan Party’s intent to reinvest and of the completion of such reinvestment at the time such Net Cash Proceeds are designated for reinvestment and when such reinvestment occurs, respectively.

(b)Casualty Events. (i) If no Event of Default has occurred and is continuing, not later than 365 days following the receipt by any Loan Party of the proceeds of insurance, condemnation award, or other compensation in respect of any Casualty Event or series of related Casualty Events affecting any property of any Loan Party, the Borrower shall prepay or cause such other Loan Party to prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Casualty Event(s) not theretofore applied to the repair or replacement of such property to the extent such non-applied proceeds exceed $100,000,000 during any fiscal year, and (ii) if an Event of Default has occurred and is continuing, not later than one (1) Business Day following the receipt by any Loan Party of the proceeds of insurance, condemnation award, or other compensation in respect of any Casualty Event or series of related Casualty Events affecting any property of any Loan Party, the Borrower shall prepay or cause such other Loan Party to prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Casualty Event(s). Notwithstanding the foregoing and provided no Event of Default has occurred and is continuing, such prepayment shall not be required to the extent the Parent designates the Net Cash Proceeds of such Casualty Event to be applied to repair, replace or purchase assets (or to fund an Acquisition, the target of which has assets) used or useful in the business of the Loan Parties or a Subsidiary of the Loan Parties within 365 days of the receipt of such Net Cash Proceeds and such Net Cash Proceeds are used for such purpose within 365 days after such designation; provided that the Borrower notifies the Administrative Agent in writing of such Loan Party’s intent to reinvest and of the completion of such reinvestment at the time such Net Cash Proceeds are designated for reinvestment and when such reinvestment occurs, respectively.

(c)Equity Issuances. Immediately upon any Equity Issuance other than Equity Issuances expressly permitted under clauses (a) and (b) of Section 7.12, the Borrower shall prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Equity Issuance, provided that, notwithstanding the foregoing, the Borrower shall not be required to make a prepayment under this clause (c) to the extent that (i) the Borrower advises the Administrative Agent at the time of the relevant event that it intends to use such Net Cash Proceeds to finance one or more Acquisitions in accordance with Section 7.6, (ii) such Net Cash Proceeds are held by the Borrower in a segregated investment or other account until so used to finance one or more acquisitions as contemplated above, and (iii) such Net Cash Proceeds are in fact so applied to such acquisition(s) within 30 days of such event or applied to the prepayment of Commitments as provided above.

(d)Debt Incurrence. Immediately upon the receipt of the Net Cash Proceeds of any Debt Incurrence, other than a Debt Incurrence permitted under Section 7.1, the Borrower shall prepay Obligations in an amount equal to 100% of the amount of such Net Cash Proceeds.

Notwithstanding anything herein to the contrary, any such prepayment shall not constitute or be deemed to be a cure of any Default or Event of Default arising as a result of such Debt Incurrence.

(e)Application of Prepayments. All prepayments pursuant to this Section 2.10 shall be applied to prepay the remaining scheduled installments of principal of the Term Loan as the Borrower may direct.

(f)Interest Payments; Application Among Interest Rate Options. All prepayments pursuant to this Section 2.10 shall be accompanied by accrued and unpaid interest upon the principal amount of each such prepayment. ~~In accordance with Section 3.5~~Subject to Section 2.10(e), all prepayments required pursuant to this Section 2.10 shall first be applied to Base Rate Loans, then to Daily Simple SOFR Rate Loans, and then ratably to Term SOFR Rate Loans and Quoted Rate Loans.  In accordance with Section 3.5, the Borrower shall indemnify the Lenders for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against the Term Loan ~~if the Term Loan is subject to the LIBOR Rate Option or Quoted Rate Option~~(other than a Base Rate Loan) on any day other than the last day of the applicable Interest Period or Quoted Rate Period, as applicable.

2.11Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien, by receipt of voluntary payment, or by any other non-pro rata source or otherwise, obtain payment in respect of any principal of or interest on its Pro Rata Share of the Term Loan or other Obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of the Term Loan and accrued interest thereon or other such obligations greater than its Pro Rata Share of the amount such Lender is entitled hereunder, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Term Loan and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Pro Rata Share of the Term Loan and other amounts owing them, provided that:

(a)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest other than interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and

(b)the provisions of this Section 2.11 shall not be construed to apply to (x) any payment (including the application of funds arising from the existence of a Defaulting Lender) made by the Loan Parties pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in its Pro Rata Share of the Term Loan to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 2.11 shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation. This Section 2.11 shall not apply to any action taken by any Farm Credit Lender with respect to any Farm Credit Equities held by the Borrower, including pursuant to Section ~~2.13~~2.13 or Section ~~9.2(c)~~9.2(c).

2.12Defaulting Lenders.

(a)Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section ~~9.2(c)~~9.2(c) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; third, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fourth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b)Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.13CoBank Capital Plan.

(a)Each party hereto acknowledges that the bylaws and capital plan (as each may be amended from time to time) of each Farm Credit Lender shall govern (i) the rights and obligations of the parties with respect to the Farm Credit Equities and any patronage refunds or other distributions made on account thereof or on account of the Borrower’s patronage with such Farm Credit Lender, (ii) the Borrower’s eligibility for patronage distributions from each Farm Credit Lender (in the form of equities and cash) and (iii) patronage distributions, if any, in the event of a sale of a participation interest.

(b)Each party hereto acknowledges that pursuant to the Farm Credit Act of 1971 (as amended or otherwise modified from time to time) each applicable Farm Credit Lender has a statutory first Lien on its Farm Credit Equities, as the case may be, that the Borrower may now own or hereafter acquire, which statutory Lien shall be for each applicable Farm Credit Lender’s sole and exclusive benefit. Notwithstanding anything herein or in any other Loan Document to the contrary, the Farm Credit Equities shall not constitute security for the Obligations due to any other Lender. To the extent that any of the Loan Documents create a Lien on the Farm Credit Equities of the applicable Farm Credit Lender or on patronage accrued by the applicable Farm Credit Lender for the account of the Borrower or proceeds thereof, such Lien shall be for each applicable Farm Credit Lender’s sole and exclusive benefit and shall not be subject to pro rata sharing hereunder. Neither the Farm Credit Equities nor any accrued patronage thereon shall be offset against the Obligations, except that, in the event of an Event of Default, each applicable Farm Credit Lender may elect to apply the cash portion of any patronage distribution or retirement of equity to amounts owed to such Farm Credit Lender under this Agreement, whether or not such amounts are currently due and payable. The Borrower acknowledges that any corresponding tax liability associated with such application is the sole responsibility of the Borrower. No applicable Farm Credit Lender shall have any obligation to retire its Farm Credit Equities at any time, including during the continuance of any Default or Event of Default, either for application to the Obligations or otherwise.

IIIINCREASED COSTS; TAXES; ILLEGALITY; INDEMNITY

3.1Increased Costs.

(a)Increased Costs Generally. If any Change in Law shall:

(i)impose, modify or deem applicable any reserve~~,~~ (including pursuant to regulations issued from time to time by the Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender ~~(except any reserve requirement reflected in the Adjusted LIBOR Rate);~~;

(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its portion of the Term Loan, Commitment, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)impose on any Lender ~~or the London interbank market~~ any other condition, cost or expense (other than Taxes) affecting this Agreement or any portion of the Term Loan made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining the Term Loan~~,~~ or of maintaining its obligation to ~~increase~~make the ~~cost to such Lender~~Term Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Term Loan made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in this Section 3.1, together with the computation thereof in reasonable detail, and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.1 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 3.1 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof).

3.2Taxes.

(a)Payments Free of Taxes. Any and all payments by or on account of any obligation of Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.2) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)Payment of Other Taxes by the Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)Indemnification by the Borrower. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.2) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, together with the computation thereof in reasonable detail, delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby agree to, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section ~~3.2(d)~~3.2(d) below.

(d)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the applicable Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.8 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, together with the computation thereof in reasonable detail, delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e)Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.2, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)Status of Lenders.

(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in ~~3.2(f)(ii)(A), (f)(ii)(B)~~Sections 3.2(f)(ii)(A), 3.2(f)(ii)(B) and ~~(f)(ii)(D)~~3.2(f)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower:

(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)executed originals of IRS Form W-8ECI;

(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a Tax Compliance Certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code and (y) executed originals of IRS Form W-8BEN; or

(4)to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.2 (including by the payment of additional amounts pursuant to this Section 3.2), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.2 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

3.3Illegality~~. If any Lender determines that any Change in Law has made it unlawful for any~~

~~Lender to make, maintain or fund the Term Loan under the LIBOR Rate Option, or to determine or charge interest rates based upon the LIBOR Rate Option, or if any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on written notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue the Term Loan based upon the LIBOR Rate Option or to convert from the Base Rate Option or Quoted Rate Option to the LIBOR Rate Option shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert from the LIBOR Rate Option to the Base Rate Option, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain the Term Loan under the LIBOR Rate Option to such day, or immediately, if such Lender may not lawfully continue to maintain the Term Loan under the LIBOR Rate Option. Upon any such prepayment or conversion, the Borrower shall also pay accrued and unpaid interest and all other amounts payable by Borrower under this Agreement on the amount so prepaid or converted.~~

. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund any Borrowings (other than Base Rate Loans) or to determine or charge interest based upon any Benchmark, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (x) any obligation of the Lenders to make such Borrowings, and any right of the Borrower to continue such Borrowings or to convert Base Rate Loans to such Borrowings, shall be suspended, and (y) if necessary to avoid such illegality, the interest rate on the Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice,

~~3.4LIBOR Rate Option Unavailable; Interest After Default; LIBOR Replacement Rate.~~

(a) ~~Adjusted LIBOR Rate Unavailable. If~~the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all such Borrowings to Base Rate Loans (if necessary to avoid such illegality, the interest rate on the Base Rate Loans of such Lender shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”),

(i) if such portion of the Term Loan is not subject to an Interest Period, immediately, or

(ii) if such portion of the Term is subject to an Interest Period, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Borrowings to such day, or immediately, if any Lender may not lawfully continue to maintain such Borrowings to such day, and

(b) if necessary to avoid such illegality, the Administrative Agent shall during the period of such suspension compute the Base Rate without reference to clause (c) of the definition of “Base Rate,”

in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon such Benchmark.  Upon any such prepayment or conversion, the Borrower shall also pay accrued and unpaid interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5.

3.4 Inability to Determine Rate; Cost; Interest After Default.

~~(a)prior to the commencement of any Interest Period proposed to be subject to the LIBOR Rate Option:~~

(a) Inability to Determine Rate; Cost. Subject to Section 3.7, if, on or prior to the commencement of any Interest Period (or, in the case of any Benchmark that is not subject to an Interest Period, on any Business Day):

(i)the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that ~~either Dollar deposits are not being offered to banks in the London interbank LIBOR Rate market or that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR Rate for such Interest Period~~for any reason (other than a Benchmark Transition Event) any Benchmark cannot be determined pursuant to the definition thereof;

~~(ii)the Required Lenders determine (which determination shall be conclusive and binding absent manifest error) that the Adjusted LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to the lenders of making or maintaining the Term Loan for such Interest Period; or~~

(ii) the Required Lenders determine that for any reason in connection with any request for any portion of the Term Loan that is subject to an Interest Period or a conversion thereto or a continuation thereof that the Benchmark for any requested Interest Period with respect to a proposed Borrowing does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Borrowings, and the Required Lenders have provided notice of such determination to the Administrative Agent; or

~~(iii)the LIBOR Scheduled Unavailability Date has occurred;~~

(iii) the Required Lenders determine that for any reason in connection with any request for any Borrowing that is not subject to an Interest Period (other than a Base Rate Loan) or a conversion thereto or a continuation thereof or the maintaining thereof that the Benchmark with respect to a proposed Borrowing or outstanding Borrowing does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Borrowings, and the Required Lenders have provided notice of such determination to the Administrative Agent, then the Administrative Agent shall give notice thereof to the Borrower and the Lenders ~~as promptly as practicable thereafter and,~~.

Upon notice thereof by the Administrative Agent to the Borrower,

~~until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x)~~

(1) any obligation of the Lenders to make such Borrowings that are subject to an Interest Period, and any right of the Borrower to continue such Borrowings or to convert to such Borrowings, shall be suspended (to the extent of the affected Borrowings or affected Interest Periods) until the Administrative Agent (with respect to clause (i), at the instruction of the Required Lenders) revokes such notice;

~~any request to convert from the Base Rate Option or the Quoted Rated Option to, or continue under the LIBOR Rate Option shall be ineffective, and (y) the~~

(2) any obligation of the Lenders to make or maintain such Borrowings that are not subject to an Interest Period (other than Base Rate Loans), and any right of the Borrower to continue such Borrowings or to convert to such Borrowings (other than Base Rate Loans), shall be suspended (to the extent of the affected Borrowings) until the Administrative Agent (with respect to clause (iii), at the instruction of the Required Lenders) revokes such notice;

~~Base Rate Option shall apply~~

(3) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of such Borrowings (to the extent of the affected Borrowings or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein;

~~to the Term Loan upon the expiration of the Interest Period applicable thereto~~

(4) any outstanding affected Borrowings will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period (or if such Borrowings are not subject to an Interest Period, immediately) and, upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.5; and

(5) in the case of any such notice under Section 3.4(a)(i) regarding any Benchmark used as a component of the Base Rate, such component will not be used in any determination of Base Rate Loans until such notice is revoked.

(b)Default Rate. To the extent permitted by Law, immediately upon the occurrence and during the continuation of an Event of Default under clause (a) or (k) of Section 9.1, or immediately after written demand by the Required Lenders to the Administrative Agent after the occurrence and during the continuation of any other Event of Default, then the principal amount of all Obligations shall bear interest at the Default Rate. The Borrower acknowledges that the increase in rates referred to in this Section ~~3.4(b)~~3.4(b) reflects, among other things, the fact that the Term Loan or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by the Borrower upon demand by the Administrative Agent.

~~(c)LIBOR Replacement Rate. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, but without limiting Section 3.4(a) above, if the Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto absent manifest error), or the Borrower or the Required Lenders notify the Administrative Agent (with in the case of the Required Lenders, a copy to the Borrower) that the Borrower or the Required Lenders (as applicable) shall have determined (which determination likewise shall be final and conclusive and binding upon all parties hereto absent manifest error), that (i) the circumstances described in Section 3.4(a)(i) or (a)(ii) have arisen and that such circumstances are unlikely to be temporary, (ii) the relevant administrator of the LIBOR Rate or a Governmental Authority having or purporting to have jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBOR Rate shall no~~

~~longer be made available, or used for determining interest rates for loans (such specific date, the “LIBOR Scheduled Unavailability Date”), or (iii) syndicated credit facilities among national and/or regional banks active in leading and participating in such facilities currently being executed, or that include language similar to that contained in this Section 3.4(c), are being executed or amended (as applicable) to incorporate or adopt a new interest rate to replace the LIBOR Rate for determining interest rates for loans in the applicable currency, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBOR Rate with an alternate rate of interest, giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative rates of interest (any such proposed rate, a “LIBOR Replacement Rate”), and make such other related changes to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 3.4(c) (provided, that any definition of the LIBOR Replacement Rate shall specify that in no event shall such LIBOR Replacement Rate be less than zero for purposes of this Agreement) and any such amendment shall become effective at 5:00 p.m. (Denver, Colorado time) on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment and specifying the specific provisions to which they object. The LIBOR Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (it being understood that any such modification to application by the Administrative Agent made as so determined shall not require the consent of, or consultation with, any of the Lenders). For the avoidance of doubt, the parties hereto agree that unless and until a LIBOR Replacement Rate is determined and an amendment to this Agreement is entered into to effect the provisions of this Section 3.4(c), if the circumstances under clauses (i) and (ii) of this Section 3.4(c) exist, the provisions of Section 3.4(a) shall apply.~~

~~(d)Cost of Funds True Up. On the date that is five years after the Closing Date (the “Reset Date”), the Administrative Agent (i) shall determine the difference (in basis points), if any, between the Reset Date Cost of Funds (as defined below) as of such Reset Date and the Closing Date Cost of Funds (as defined below) and (ii) thereafter shall promptly notify the Lenders and the Borrower of such difference by delivering a certificate in substantially the form of Exhibit F (or in such other form as is mutually acceptable to the Administrative Agent and the Borrower). The LIBOR Rate (as otherwise determined in accordance with the definition thereof) for any Interest Period shall be increased or decreased, as applicable, by the amount of such difference (in a like amount of basis points), which increase or decrease shall commence from and as of such Reset Date and shall remain in effect until the Maturity Date; provided that in no event shall the LIBOR Rate for any Interest Period be reduced below zero. As used in this Section 3.4(d):~~

~~“Closing Date Cost of Funds” means, as of the Closing Date, 8 basis points, which is the amount by which (x) the Floating Note Rate differs from (y) the LIBOR Rate for an Interest Period of one month, in each case determined as of the date that is two Business Days prior to the Closing Date.~~

~~“Floating Note Rate” means, as of any date of determination, the estimated funding cost (not the actual sale price), including standard underwriting fees, for new five-year debt securities issued by the Farm Credit Funding Corporation into the primary market based on market observations on such date indicated at approximately 9:30 a.m.,~~

~~Eastern time; it being understood that such indications represent the Farm Credit Funding Corporation’s best estimate of the cost of new debt issuances based on a combination of daily surveys of selected farm credit selling group members (participating bond dealers) and ongoing monitoring of the fixed income markets for actual, recent, primary market issuance by other government-sponsored institutions of similar bonds and notes and pricing within related derivative markets, particularly the interest rate swap market. Historical information on such funding costs is available, for the prior week, on the Farm Credit Funding Corporation’s website (http://www.farmcreditfunding.com/ffcblive/ fundingCostIndex.html) under the “Output” tab of the most recent spreadsheet.~~

~~“Reset Date Cost of Funds” means, as of any Reset Date, the amount (in basis points and which amount shall be set forth as a negative number if the amount in the following clause (x) is less than the amount in the following clause (y)), if any, by which (x) the Floating Note Rate differs from (y) the LIBOR Rate for an Interest Period of one month, in each case determined as of the date that is two Business Days prior to such Reset Date.~~

~~By way of example, assuming the Closing Date Cost of Funds is 15 basis points, (A) if the Reset Date Cost of Funds as of a Reset Date is 35 basis points, then the LIBOR Rate for any Interest Period shall be increased by 20 basis points~~

~~commencing from and as of such Reset Date, and (B) if the Reset Date Cost of Funds as of a Reset Date is 5 basis points (i.e., the Floating Note Rate is 5 basis points less than the LIBOR Rate for an Interest Period of one month, in each case as of such Reset Date), then the LIBOR Rate shall be decreased (but not below zero) by 20 basis points commencing from and as of such Reset Date.~~

3.5Indemnity. Upon demand of any Lender (with a copy to the Administrative Agent ~~and showing the computation thereof in reasonable detail~~) from time to time~~, if the Term Loan is or has been subject to the LIBOR Rate Option~~, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense attributable to or incurred by it as a result of:

(a)any continuation, conversion, payment or prepayment of ~~the Term Loan~~any Borrowings that is subject to an Interest Period or a Quoted Rate Period on a day other than the last day of the Interest Period ~~or Quoted Rate Period, as applicable, for the Term Loan (or any portion of the Term Loan)~~for such Borrowings (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)any failure by the Borrower (for a reason other than the failure of such Lender to make ~~its share of the Term Loan~~a Borrowing) to prepay, borrow, continue or convert ~~the Term Loan~~any Borrowing subject to an Interest Period or a Quoted Rate Period on the date or in the amount notified by the Borrower; or

(c) any assignment of any portion of the Term Loan subject to an Interest Period or a Quoted Rate Period on a day other than the last day of the ~~applicable~~ Interest Period or Quoted Rate Period~~, as applicable,~~ therefor as a result of a request by the Borrower pursuant to Section ~~3.6~~ 3.6;

~~(c)~~including any loss or expense arising from the liquidation or reemployment of funds ~~obtained by it to maintain the Term Loan~~ or from any fees payable ~~to terminate the deposits from which such funds were obtained.~~.  The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

~~For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.5 if the~~

~~Term Loan is subject to the LIBOR Rate Option, each Lender shall be deemed to have funded the Term Loan at the LIBOR Rate by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not the Term Loan was in fact so funded.~~

3.6Mitigation Obligations; Replacement of Lenders.

(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 3.1, or requires any Loan Party to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.2, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Pro Rata Share of the Term Loan hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.1 or Section 3.2, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)Replacement of Lenders. If any Lender requests compensation under Section 3.1, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.2 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section ~~3.6(a)~~3.6(a) above or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.1 or 1.2) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i)the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.8;

(ii)such Lender shall have received payment of an amount equal to the outstanding principal of its Pro Rata Share of the Term Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii)in the case of any such assignment resulting from a claim for compensation under Section 3.1 or payments required to be made pursuant to Section 3.2, such assignment will result in a reduction in such compensation or payments thereafter;

(iv)such assignment does not conflict with applicable Law; and

(v)in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

3.7Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document (and, for the avoidance of doubt, any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 3.7:

(a) Replacing Benchmarks.  Upon a date and time determined by the Administrative Agent as to any Benchmark which date shall be no later than the occurrence of a Benchmark Transition Event with respect to such Benchmark, the applicable Benchmark Replacement will replace the applicable then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark at or after 3:00 p.m. on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the affected Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Required Lenders.  At any time that the administrator of the applicable then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be not representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Borrowings to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of the Base Rate based upon such Benchmark (if any) will not be used in any determination of the Base Rate.

(b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement.  The Administrative Agent will notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.7(d).  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.7, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto or any other Loan Document, except, in each case, as expressly required pursuant to (or in the definition of any terms used in) this Section 3.7.

(d) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the applicable then-current Benchmark is a term rate (including the Term SOFR Rate), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for such Benchmark (including any applicable Benchmark Replacement) settings.

~~3.7~~3.8 Survival. Each party’s obligations under this Article ~~2.13(a)~~III shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

IVCONDITIONS PRECEDENT TO CLOSING

The obligation of each Lender to make the Term Loan at the Closing Date, or on such subsequent date as the parties may agree, is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of the Term Loan and to the satisfaction of the following further conditions:

4.1Deliveries. On the Closing Date, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent:

(a)a certificate of each of the Loan Parties signed by a Compliance Officer of each such Loan Party, dated the Closing Date stating that (i) all representations and warranties of the Loan Parties set forth in this Agreement (including without limitation the representation as to solvency of the Loan Parties set forth in Section 5.18 and the representation as to litigation set forth in Section 5.9), are true and correct in all material respects as of such date (unless such representations and warranties relate to another specific date, in which event they are true and correct in all material respects as of such other specific date), (ii) the Loan Parties are in compliance with each of the covenants and conditions hereunder, (iii) no Event of Default or Default exists, and (iv) no Material Adverse Change has occurred since the date of the last audited financial statements of the Parent delivered to the Administrative Agent;

(b)a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to: (i) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents; (ii) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; and (iii)  copies of its Organizational Documents as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office (if so filed or required to be so filed) together with certificates from the appropriate state officials as to the continued existence and good standing or existence (as applicable) of each Loan Party in each state where organized and in which it maintains its chief executive office;

(c)this Agreement and each of the other Loan Documents signed by an Authorized Officer;

(d)customary written opinions of counsel for the Loan Parties, duly executed (including any local counsel, if applicable), dated the Closing Date and in form and substance reasonably acceptable to the Administrative Agent;

(e)evidence that adequate insurance required to be maintained under this Agreement is in full force and effect;

(f)a duly completed Compliance Certificate as of June 30, 2018, signed by a Compliance Officer of Parent;

(g)a duly completed, executed Loan Request, including notice of election as to Interest Periods or Quoted Rate Periods (if applicable);

(h)evidence that the Borrower has made a minimum equity investment of in each Farm Credit Lender as required under Section 6.9;

(i)all material governmental and third-party consents required to effectuate the transactions contemplated hereby;

(j)[reserved];

(k)a Lien search with respect to the Borrower and each other Loan Party, in scope satisfactory to the Administrative Agent and with results showing no Liens other than Permitted Liens and otherwise satisfactory to the Administrative Agent;

(l)an executed direction to pay proceeds letter with respect to any proceeds of the Term Loan being disbursed to third parties;

(m)such financial statements, budgets, forecasts and other financial information as to the Loan Parties as the Administrative Agent or any other Lender may have reasonably required prior to the Closing Date;

(n)at least five (5) Business Days prior to the Closing Date, all documentation and other information requested by (or on behalf of) the Administrative Agent or any Lender in order to comply with requirements of applicable Anti-Terrorism Laws or Anti-Corruption Laws, including, without limitation, the USA PATRIOT Act and a Beneficial Ownership Certification in relation to the Borrower; and

(o)such other documents in connection with such transactions as the Administrative Agent or its counsel may reasonably request.

4.2Payment of Fees. The Borrower shall have paid all fees and expenses payable on or before the Closing Date or such subsequent date as the parties may agree (to the extent then invoiced) as required by this Agreement, the Fee Letter or any other Loan Document.

VREPRESENTATIONS AND WARRANTIES

The Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders as follows:

5.1Organization and Qualification. Each Loan Party and each Material Subsidiary (a) is a corporation, partnership, limited liability company or other entity, in each case duly organized, validly existing and in good standing (if applicable) under the Laws of its jurisdiction of organization specified on Schedule 5.1, (b) has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct, and (c) is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 5.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except in each case referred to in clause (b) or (c) where the failure could not reasonably be expected to result in a Material Adverse Change.

5.2Compliance With Laws.

(a)Each Loan Party and each Subsidiary of each Loan Party is in compliance with all applicable Laws except where (i) such Law is being contested by appropriate proceedings or (ii) such failure could not reasonably be expected to result in a Material Adverse Change.

(b)None of the entry into and performance by any Loan Party of the Loan Documents to which it is a party, or making of the Term Loan or any issuance contravenes any Law applicable to such Loan Party or its Subsidiaries.

5.3Title to Properties. Each Loan Party and each Subsidiary of each Loan Party (a) has good and marketable title to or valid leasehold interest in all properties, assets and other rights that it purports to own or lease or that are reflected as owned or leased on its books and records, except for (i) assets of Consolidated Entities reflected on its books in accordance with GAAP and (ii) defects in title that could not reasonably be expected to result in a Material Adverse Change, and (b) owns or leases all of its properties free and clear of all Liens except Permitted Liens.

5.4Investment Company Act. None of the Loan Parties or Subsidiaries of any Loan Party is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.”

5.5Event of Default. No Event of Default or Default exists or is continuing.

5.6Subsidiaries and Owners. Schedule 5.1 states (a) the name of each of Parent’s Material Subsidiaries, its jurisdiction of organization and the percentage of Equity Interests in such Material Subsidiary (the “Subsidiary Equity Interests”), and (b) any options, warrants or other rights outstanding to purchase any Subsidiary Equity Interests. All such Subsidiary Equity Interests have been validly issued and are fully paid and nonassessable.

5.7Power and Authority; Validity and Binding Effect.

(a)Each Loan Party and each Subsidiary of each Loan Party has the full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

(b)This Agreement and each of the other Loan Documents (i) has been duly and validly executed and delivered by each Loan Party, and (ii) constitutes, or will constitute, legal, valid and binding obligations of each Loan Party that is or will be a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and subject to equitable principles.

5.8No Conflict; Material Agreements; Consents. Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the Organizational Documents of any Loan Party, (ii) any Material Agreement to which any Loan Party or any of its Material Subsidiaries is a party or by which it or any of its Material Subsidiaries is bound or to which it is subject, or (iii) any applicable Law or any order, writ, judgment, injunction or decree to which any Loan Party or any of its Material Subsidiaries is a party or by which it or any of its Material Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Material Subsidiaries (other than Liens, if any, granted under the Loan Documents). There is no default under any Material Agreement or order, writ, judgment, injunction or decree to which any Loan Party or any of its Material Subsidiaries is a party or by which it or any of its Material Subsidiaries is bound or to which it is subject that could reasonably be expected to result in a Material Adverse Change. None of the Loan Parties or their Material Subsidiaries is bound by any contractual obligation (including without limitation pursuant to any Material Agreement), or subject to any restriction in any of its Organizational Documents, or any requirement of Law that could reasonably be expected to result in a Material Adverse Change. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Governmental Authority or any other Person is required by any Law or any agreement (including without limitation any Material Agreement) in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents. Each of the Loan Parties’ Material Agreements is in full force and effect, and no Loan Party has received any notice of termination, revocation or other cancellation (before any scheduled date for termination) in respect thereof.

5.9Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Material Subsidiary at law or in equity before any Governmental Authority that individually or in the aggregate could reasonably be expected to result in a Material Adverse Change. None of the Loan Parties or any Material Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Governmental Authority that could reasonably be expected to result in a Material Adverse Change.

5.10Financial Statements.

(a)Audited Financial Statements. The audited financial statements delivered on or before the Closing Date in accordance with Section ~~4.1(l)~~4.1(l) and thereafter most recently delivered in accordance with Section ~~6.1(b)~~6.1(b), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Consolidated Group as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all Material Indebtedness and other material liabilities, direct or contingent, of the Consolidated Group as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, to the extent required by GAAP.

(b)Unaudited Financial Statements. The unaudited financial statements delivered on or before the Closing Date in accordance with Section ~~4.1(l)~~4.1(l) and thereafter most recently delivered by Parent in accordance with Section ~~6.1(a)~~6.1(a), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Consolidated Group as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c)Accuracy of Financial Statements. No member of the Consolidated Group has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the financial statements referred to in subsections (a) and (b) of this Section 5.10 or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of any member of the Consolidated Group that could reasonably be expected to result in a Material Adverse Change.

(d)Material Adverse Change. Since December 31, 2017, no Material Adverse Change has occurred.

5.11Margin Stock. None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulations T, U or X as promulgated by the Board). No part of the proceeds of the Term Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock in violation of Regulations T, U or X or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of Regulations T, U or X or that is inconsistent with the provisions of the regulations of the Board. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of the Consolidated Group are or will be represented by margin stock.

5.12Full Disclosure. Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party that could reasonably be expected to result in a Material Adverse Change that has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby. As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

5.13Taxes. All federal and material state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges that have or may become due pursuant to said returns or to assessments received, except to the extent that (a) such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made or (b)(i) the aggregate amount of such taxes, fees, assessments and other charges does not exceed the Threshold Amount and (ii) the aggregate amount of such taxes, fees, assessments and other charges due to a Governmental Authority of the United States of America or any political subdivision thereof does not exceed fifty percent (50%) of the Threshold Amount.

5.14Intellectual Property; Other Rights. Each Loan Party and each Subsidiary of each Loan Party owns or possesses all the Intellectual Property and all ~~services~~service marks, trade names, domain names, licenses, registrations, franchises, permits and other rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others except to the extent the failure could not reasonably be expected to result in a Material Adverse Change.

5.15Insurance. The properties of each Loan Party and each of its Subsidiaries are insured pursuant to policies and other bonds that are valid and in full force and effect and that provide coverage satisfying or surpassing the requirements set forth in Section 6.4.

5.16ERISA Compliance.

(a)Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Loan Parties, nothing has occurred that would prevent, or cause the loss of, such qualification. The Loan Parties and each ERISA Affiliate have made all required contributions to each Pension Plan and Multiemployer Plan that are required by the Plan Funding Rules, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Pension Plan or Multiemployer Plan.

(b)There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Change.

(c)(i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan or Multiemployer Plan has any unfunded pension liability (i.e., excess of benefit liabilities over the current value of that Pension Plan’s or Multiemployer Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan or Multiemployer Plan for the applicable plan year); (iii) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan or Multiemployer Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred that, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA; (vi) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; and (vii) no Pension Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title N of ERISA to terminate any Pension Plan or Multiemployer Plan, which in the case of any of clauses (i) through (vii), could reasonably be expected to result in liability to any Loan Party in excess of the Threshold Amount.

5.17Environmental Matters.

(a)The facilities and properties currently or formerly owned, leased or operated by any of the Loan Parties (the “Properties”) do not contain any Hazardous Materials attributable to the Loan Parties’ ownership, lease or operation of the Properties in amounts or concentrations or stored or utilized which constitute or constituted a violation of Environmental Laws that could reasonably be expected to give rise to any Environmental Liability in excess of the Threshold Amount.

(b)None of the Loan Parties has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to their activities at any of the Properties or the business operated by the Loan Parties, or any prior business for which any Loan Party has retained liability in excess of the Threshold Amount under any Environmental Law.

(c)Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to any Environmental Liability in excess of the Threshold Amount for the Loan Parties, nor have any Hazardous Materials been generated, treated, stored or disposed of by or on behalf of any Loan Party at, on or under any of the Properties in violation of Environmental Laws, or in a manner that could reasonably be expected to give rise to, Environmental Liability in excess of the Threshold Amount.

5.18Solvency. Before and after giving effect to the Term Loan hereunder, each of the Loan Parties is Solvent.

5.19Anti-Corruption Laws; Sanctions and Anti-Terrorism Laws.  Neither the Borrower, nor any of the Subsidiaries, nor, to the knowledge of the Borrower, any director, officer, employee or agent of the Borrower or any of its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is an individual or entity that is (i) a Sanctioned Person or (ii) operating, organized or resident in a Designated Jurisdiction in violation of any applicable Sanctions. The Borrower and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010 to the extent such laws are applicable to the Borrower and its Subsidiaries (the “Anti-Corruption Laws”) and applicable Sanctions in all material respects, and the Borrower has instituted and maintained policies and procedures designed to promote and achieve compliance with the Anti-Corruption Laws. None of the Loan Parties is or shall be (a) a Person with whom any Lender is restricted from doing business under any Anti-Terrorism Law or Anti-Corruption Law, (b) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person in violation of, or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti~~-~~-Terrorism Law or Anti-Corruption Law, or (c) otherwise in violation of any Anti-Terrorism Law or Anti-Corruption Law.

VIAFFIRMATIVE COVENANTS

The Loan Parties, jointly and severally, covenant and agree that until Payment In Full of the Obligations and Guaranteed Liabilities, the Loan Parties shall comply at all times with the following covenants:

6.1Reporting Requirements. The Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Lenders:

(a)Quarterly Financial Statements. Within fifty (50) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent (or, if earlier, five (5) days after the date required to be filed with the Securities and Exchange Commission (without giving effect to any extension permitted thereby)), financial statements of the Consolidated Group, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to the absence of footnotes and normal year-end audit adjustments) by a Compliance Officer of the Parent as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form in accordance with GAAP.

(b)Annual Financial Statements. Within ninety (90) days after the end of each fiscal year of the Parent (or, if earlier, fifteen (15) days after the date required to be filed with the Securities and Exchange Commission (without giving effect to any extension permitted thereby)), audited financial statements of the Consolidated Group, consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing reasonably satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency that would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

(c)Compliance Certificate. Concurrently with the financial statements of the Consolidated Group furnished to the Administrative Agent and to the Lenders pursuant to Sections 6.1(a) and (b), a Compliance Certificate duly executed by a Compliance Officer of Parent.

(d)Other Reports. The annual budget and any forecasts or projections of the Consolidated Group, to be supplied not later than ninety (90) days after the commencement of the fiscal year to which any of the foregoing may be applicable~~,~~.

(e)Notices.

(i)Default. Promptly, and in any case within thirty (30) days, after any Compliance Officer of any Loan Party has learned of the occurrence of an Event of Default or Default, a certificate signed by an Authorized Officer setting forth the details of such Event of Default or Default and the action that such Loan Party proposes to take with respect thereto.

(ii)Litigation. Promptly, and in any case within thirty (30) days, after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Governmental Authority or any other Person against any Loan Party or Subsidiary of any Loan Party that could reasonably be expected to result in a Material Adverse Change.

(iii)Organizational Documents. Within the time limits set forth in Section 7.13, any amendment to the Organizational Documents.

(iv)Material Agreements. With respect to any Material Agreement, notice of any default resulting in termination or any other termination (other than by expiration of such Material Agreement on its stated termination date) which could reasonably be expected to result in a Material Adverse Change.

(v)ERISA Event. Promptly, upon the occurrence of any ERISA Event or any event reasonably expected to result in an ERISA Event.

(f)Other Information. Such other reports and information as any of the Lenders may from time to time reasonably request, including information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable

“know your customer” requirements under the USA PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

Each Loan Party hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Loan Party Materials”) by posting the Loan Party Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any of the Loan Parties or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Loan Party hereby agrees that (w) all Loan Party Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Loan Party Materials “PUBLIC”, the Loan Parties shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Loan Party Materials as not containing any material non-public information with respect to any Loan Party or its securities for purposes of United States Federal and state securities Laws (provided, however, that to the extent such Loan Party Materials constitute Information, they shall be treated as set forth in Section 11.9); (y) all Loan Party Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent shall be entitled to treat any Loan Party Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.

6.2Preservation of Existence, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain (a) except as otherwise permitted by Section 7.6, its legal existence as a corporation, limited partnership or limited liability company or other entity, as the case may be as of the Closing Date or the date of formation or acquisition thereof (except, in the case of a Subsidiary of the Parent that is not a Loan Party, where the failure could not reasonably be expected to result in a Material Adverse Change) and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except where the failure could not reasonably be expected to result in a Material Adverse Change and (b) all licenses, franchises, permits and other authorizations and Intellectual Property, the loss, revocation, termination, suspension or adverse modification of which could reasonably be expected to result in a Material Adverse Change.

6.3Payment of Liabilities, Including Taxes, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all indebtedness and other liabilities (including all lawful claims that, if unpaid, would by Law become a Lien on the assets of any Loan Party) to which it is subject or that are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income, prior to the date on which penalties attach thereto, except to the extent that (a) such taxes, assessments or governmental charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made or (b)(i) the aggregate amount of such taxes, fees, assessments and other charges does not exceed the Threshold Amount and (ii) the aggregate amount of such taxes, fees, assessments and other charges due to a Governmental Authority of the United States of America or any political subdivision thereof does not exceed fifty percent (50%) of the Threshold Amount.

6.4Maintenance of Insurance. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies that are not Affiliates of the Parent,

insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (including, deductibles, retentions, and other self-insurance that are consistent with past practices) as are customarily carried under similar circumstances by such other Persons, all as reasonably acceptable to the Administrative Agent.

6.5Maintenance of Properties and Leases. Each Loan Party shall, and shall cause each of its Subsidiaries to (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, except to the extent the failure could not reasonably be expected to result in a Material Adverse Change; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure could not reasonably be expected to result in a Material Adverse Change; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

6.6Visitation Rights. Each Loan Party shall, and shall cause each of its Material Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders, subject to compliance with the Parent’s bio-security policy, to visit and inspect during normal business hours any of its properties and to examine and make excerpts from its books and records available and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as the Required Lenders may reasonably request, provided that unless an Event of Default has occurred and is continuing (a) such visit or inspection shall be at the expense of the Administrative Agent or such Lender, as the case may be, and (b) the Administrative Agent shall provide the Borrower with reasonable notice prior to any visit or inspection.

6.7Keeping of Records and Books of Account. The Loan Parties shall, and shall cause each Subsidiary of the Parent to, maintain and keep proper books of record and account that enable the Parent to issue Consolidated financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Governmental Authority having jurisdiction over the Parent, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

6.8Compliance with Laws; Use of Proceeds.

(a)Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws (other than Environmental Laws, which are subject to Section ~~6.8(b)~~6.8(b)), except where (a) such Law is being contested by appropriate proceedings or (b) except where the failure could not reasonably be expected to result in a Material Adverse Change.

(b)Except in each case where the failure could not reasonably be expected to result in liability to a Loan Party in excess of the Threshold Amount, each Loan Party shall (i) conduct its operations and keep and maintain its real property in compliance with all Environmental Laws and environmental permits; (ii) obtain and renew all environmental permits necessary for its operations and properties; and (iii) implement any and all investigation, remediation, removal and response actions that are necessary to maintain the value and marketability of the real property or to otherwise comply with Environmental Laws pertaining to any of its real property (provided, however, that neither a Loan Party nor any of its Subsidiaries shall be required to undertake any such investigation, remediation, removal, response or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Loan Parties with respect to such circumstances in accordance with GAAP).

(c)The Loan Parties will use the proceeds of the Term Loan only in accordance with

Section 6.10 and as permitted by applicable Law.

(d)Each Loan Party shall conduct its businesses in compliance with applicable Anti-Corruption Laws and maintain policies and procedures designed to promote and achieve compliance with such Anti-Corruption Laws.

(e)None of the Loan Parties is or shall be (i) a Person with whom any Lender is restricted from doing business under Executive Order No. 13224 or any other Anti-Terrorism Law, (ii) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Terrorism Law, or (iii)  otherwise in violation of any Anti-Terrorism Law. The Loan Parties shall provide to the Lenders any certifications or information that a Lender requests to confirm compliance by the Loan Parties with Anti-Terrorism Laws.

6.9Farm Credit Equities. So long as any Farm Credit Lender is a Lender hereunder, the Borrower will (i) maintain its status as an entity eligible to borrow from such Farm Credit Lenders, and (ii)  acquire equity in such Farm Credit Lenders in such amounts and at such times as each Farm Credit Lender may require in accordance with its bylaws and capital plan (as each may be amended or otherwise modified from time to time), except that the maximum amount of equity that the Borrower may be required to purchase in each Farm Credit Lender in connection with the Term Loans made by such Farm Credit Lender may not exceed the maximum amount permitted by the bylaws and capital plan of such Farm Credit Lender at the time this Agreement is entered into. The Borrower acknowledges receipt of a copy of (x) the most recent annual report, and if more recent, latest quarterly report for each Farm Credit Lender, (y) the Notice to Prospective Stockholders provided by CoBank, and any similar notice provided by the other Farm Credit Lenders and (z) the bylaws and capital plan of each Farm Credit Lender, which describe the nature of all of the Borrower’s cash patronage, stock and other equities in each Farm Credit Lender acquired in connection with its patronage loan from such Farm Credit Lenders (the “Farm Credit Equities”) as well as capitalization requirements, and agrees to be bound by the terms thereof.

6.10Use of Proceeds. The Borrower shall use the proceeds of the Term Loan to refinance all Indebtedness under the Existing Term Loan Credit Agreement. The remainder of the proceeds of the Term Loan shall be used for working capital and general corporate purposes of the Borrower and its Subsidiaries not in contravention of any Laws.

6.11Updates to Subsidiary Schedule. As a part of the Compliance Certificate for each fiscal year, the Parent will update the information in Schedule 5.1.

6.12Material Agreements. Each of the Loan Parties covenants and agrees that it shall, and shall cause each of its Subsidiaries to, comply with each of its Material Agreements except where the failure could not reasonably be expected to result in a Material Adverse Change.

VIINEGATIVE COVENANTS

7.1Indebtedness. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

(a)Indebtedness under this Agreement and the other Loan Documents;

(b)Indebtedness of (i) a Loan Party or a Subsidiary of a Loan Party to another Loan Party and (ii) a non-Loan Party Subsidiary to another non-Loan Party Subsidiary;

(c)Indebtedness (contingent or otherwise) of any Loan Party or a Subsidiary of a Loan Party arising under any Interest Rate Hedge; provided, that (i) no Loan Party or a Subsidiary of a Loan Party shall enter into or incur a Swap Obligation if at the time it enters into or incurs such Swap Obligation it does not constitute an “eligible contract participant” as defined in the Commodity Exchange Act, and (ii) the Loan Parties and their Subsidiaries shall enter into Interest Rate Hedges primarily for hedging (rather than speculative) purposes;

(d)Guaranties by the Loan Parties and their Subsidiaries of Indebtedness permitted hereunder (other than Excluded Swap Obligations);

(e)Obligations (contingent or otherwise) of any Loan Party arising under any Hedge Agreements with respect to interest rates, commodities, foreign exchange, foreign shipping, freight or other transportation, or other transactions expected to be made pursuant to a contract entered into in the ordinary course of business; provided, that the Loan Parties and their Subsidiaries shall enter into such permitted Hedge Agreements primarily for hedging (rather than speculative) purposes;

(f)Indebtedness secured by any Permitted Lien;

(g)Indebtedness of a Loan Party to a non-Loan Party Subsidiary in an aggregate principal amount not to exceed $200,000,000; and

(h)Indebtedness (including Indebtedness incurred with respect to Purchase Money Security Interests, Synthetic Lease Obligations and Capital Leases for fixed or capital assets) not otherwise permitted under this Section 7.1, provided, however, that (i) at no time shall the aggregate amount of all Indebtedness outstanding under this subsection (h) exceed $1,750,000,000 and (ii) at no time shall the aggregate amount of all secured Indebtedness outstanding under this subsection (h) exceed 15% of Consolidated Tangible Net Worth.

7.2Liens. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

7.3Affiliate Transactions. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, enter into or carry out any transaction with any Affiliate of any Loan Party (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and conditions and is in accordance with all applicable Law; provided that the foregoing restrictions shall not apply to (a) any transaction between a Loan Party and a wholly-owned Subsidiary of a Loan Party or between two wholly-owned Subsidiaries of a Loan Party or (b) any transaction or series of related transactions involving aggregate annual payments or consideration not in excess of the Threshold Amount.

7.4Loans and Investments. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any Investment or agree, become or remain liable to make any Investment, except:

(a)Investments outstanding as of June 30, 2018 and, to the extent the book value of any individual Investment exceeded $25,000,000 as of the Closing Date, listed on Schedule 7.4;

(b)trade credit extended on usual and customary terms in the ordinary course of business;

(c)(i) loans to officers, directors and employees of a Loan Party or any Subsidiary that would not be prohibited by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, provided that the aggregate amount of all such loans outstanding at any time shall not exceed $5,000,000 and (ii) advances to any member of the Bresky Group or to any officer, director or employee of a Loan Party or any Subsidiary, provided such advances are for travel, entertainment, relocation and analogous ordinary course business purposes provided that the aggregate amount of all such advances at any time outstanding shall not exceed $5,000,000;

(d)Investments in the form of cash, Cash Equivalents and readily-marketable debt or equity securities;

(e)Investments of any Loan Party in any Subsidiary and Investments of any Subsidiary in any Loan Party or in another Subsidiary of any Loan Party;

(f)[reserved];

(g)notes payable to, or equity interests issued by, account debtors to any Loan Party in good faith settlement of delinquent obligations and pursuant to any plan of reorganization or similar proceedings upon the bankruptcy or insolvency of any such account debtor;

(h)the Farm Credit Equities and any other equity interests of, or Investments in, any Farm Credit Lender or their investment services or programs;

(i)Guaranties permitted by Section 7.1;

(j)Investments made or acquired in connection with Acquisitions permitted hereby; and

(k)Investments in “seller take-back” notes arising in connection with a Disposition of assets permitted hereby; provided that the principal amount of any such “seller take-back” note does not exceed the fair market value of the assets so Disposed; and

(l)other Investments not permitted by this Section 7.4; provided, (i) the aggregate value of all individual Investments exceeding $25,000,000 made in any fiscal year shall not exceed $150,000,000 unless both immediately before and immediately after making such Investment the Debt to Capitalization Ratio is less than 35%, and (ii) to the extent that any individual Investment exceeding ~~05~~$25,000,000 would cause the aggregate value of all such individual Investments exceeding $25,000,000 made (which are still outstanding or owed) in any fiscal year to exceed $150,000,000, the Parent shall have furnished to the Administrative Agent a certificate of an Authorized Officer, which certificate shall calculate the Debt to Capitalization Ratio both immediately before and immediately after making such Investment.

7.5Dividends and Related Distributions. No Loan Party shall declare or make, directly or indirectly, any Restricted Payment, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a)each Subsidiary may make Restricted Payments to the Parent, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)the Parent and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c)the Parent and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and

(d)the Parent may (i) declare or pay cash dividends to its stockholders and (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it; provided, that the aggregate amount of all such dividends, purchases, redemptions and acquisitions shall not exceed the Threshold Amount in any given fiscal year unless both immediately before and immediately after making such payment the Debt to Capitalization Ratio is less than 35%, and (ii) to the extent any such dividend, purchase, redemption or acquisition would cause the aggregate amount of all such Restricted Payments in any fiscal year to exceed the Threshold Amount, the Parent shall have furnished to the Administrative Agent a certificate of an Authorized Officer, which certificate shall calculate the Debt to Capitalization Ratio both immediately before and immediately after making such dividend, purchase, redemption or acquisition, as the case may be.

7.6Liquidations, Mergers, Consolidations, Acquisitions. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, (i) dissolve, liquidate or wind-up its affairs, (ii) become a party to any merger or consolidation, or (iii) enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition (including, in each case, pursuant to a Delaware LLC Division); provided that:

(a)any Subsidiary may merge with (i) the Parent or the Borrower, provided that the Parent or the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Guarantor is merging with another Subsidiary, the Guarantor shall be the continuing or surviving Person;

(b)any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Parent or the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor;

(c)any Loan Party or any Subsidiary of any Loan Party may enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition; so long as (i) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and, if the Cost of Acquisition is in excess of $150,000,000, the Parent shall have furnished to the Administrative Agent (A) pro forma historical financial statements as of the end of the most recently completed fiscal year and most recent interim fiscal quarter, if applicable giving effect to such Acquisition and (B) a Compliance Certificate prepared on a historical pro forma basis as of the most recent date for which financial statements have been furnished pursuant to Section ~~6.1(a) or (b)~~6.1(a) or 6.1(b) (or if no such financial statements have been furnished, from the date of the financial statements referred to in Section ~~5.10(b)~~5.10(b)) giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto, (ii) the Person acquired shall be a Subsidiary, or be merged into the Parent or a Subsidiary, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquirer shall be the Parent or a Subsidiary), and (iii) after giving effect to such Acquisition, the aggregate Costs of Acquisition incurred in any fiscal year with respect to all Acquisitions having an individual Cost of Acquisition exceeding $25,000,000 shall not exceed $150,000,000 (on a noncumulative basis, with the effect that amounts not incurred in any fiscal year may not be carried forward to a subsequent period) unless, both immediately before and immediately after making such Acquisition, the Debt to Capitalization Ratio is less than 35%; and

(d)the Parent, the Borrower or any Subsidiary may merge with a Person in order to consummate an Acquisition permitted by clause (c) above, provided in the case of the Parent or the Borrower, that the Parent or the Borrower is the surviving entity.

7.7Dispositions of Assets or Subsidiaries. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, Dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests or other equity interests of a Subsidiary of such Loan Party), except:

(a)Dispositions of cash, Cash Equivalents and readily-marketable debt and equity securities;

(b)Dispositions of inventory in the ordinary course of business and Dispositions of trade drafts or other payment instruments received in connection therewith;

(c)any Disposition of obsolete or worn-out assets in the ordinary course of business that are no longer necessary or required in the conduct of such Loan Party’s or such Subsidiary’s business;

(d)Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) within 365 days of the receipt of the Net Cash Proceeds of such Disposition, the Parent designates such Net Cash Proceeds to purchase assets (or to fund an Acquisition, the target of which has assets) used or useful in the business of the Loan Parties or their Subsidiaries and such Net Cash Proceeds are used for such purpose within 365 days after such designation;

(e)any Disposition permitted by Section 7.6;

(f)[reserved]; and

(g)Dispositions by the Parent, the Borrower and their Subsidiaries not otherwise permitted under this Section 7.7; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, and (ii) the aggregate book value of all property Disposed of in reliance on this clause (g) during the period the Term Loan is outstanding shall not exceed an amount equal to 25% of Consolidated Tangible Net Worth as of the Closing Date,

provided, however, that any Disposition pursuant to subsections (a) through (f) in shall be for fair market value.

7.8Use of Proceeds. No Loan Party shall use the proceeds of the Term Loan or other extension of credit hereunder, whether directly or indirectly, and whether immediately, incidentally or ultimately, in violation of Regulations T, U or X of the Board.

7.9Reserved.

7.10Continuation of or Chance in Business. No Loan Party shall, nor shall it permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business conducted by the Loan Parties and their Subsidiaries on the date hereof or any business substantially related or incidental thereto. In furtherance of the foregoing, the Loan Parties shall at all times cause (a) the amount of revenues of the Consolidated Group derived from Permitted Lines of Business to be at least a majority of all revenues of the Consolidated Group, determined in each case for the then most recently ended period of twelve (12) fiscal months on a consolidated basis, and (b) the net book value of assets of the Consolidated Group used in Permitted Lines of Business to be at least a majority of the net book value of all assets of the Consolidated Group, in each case determined as of the end of then most recently ended calendar month on a consolidated basis.

7.11Fiscal Year. The Loan Parties shall not change their fiscal years from the twelvemonth period beginning January 1 and ending December 31.

7.12Issuance of Equity Interests. The Parent shall not commence or consummate any Equity Issuance, except for (a) issuance of warrants or options to directors, officers, or employees of Parent or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any such equity interests of Parent issued upon the exercise of such warrants or options, (b) any Equity Issuance permitted pursuant to Section ~~7.5(b)~~7.5(b) or (c), and (c) the Parent may issue and sell its common Equity Interests, so long as the Net Cash Proceeds thereof are applied to the prepayment of the Term Loan pursuant to Section 2.10.

7.13Changes in Organizational Documents. No Loan Party shall amend in any respect its Organizational Documents without providing at least thirty (30) calendar days’ prior written notice to the Administrative Agent and the Lenders and, if such change would be adverse to the Lenders as determined by the Administrative Agent in its reasonable discretion, obtaining the prior written consent of the Required Lenders.

7.14Negative Pledges. No Loan Party shall enter into any Agreement with any Person that, limits the ability (a) of such Loan Party to make Restricted Payments to the Parent or to otherwise transfer property to Parent, (b) of any Loan Party to Guarantee the Indebtedness of the Parent or (c) of any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person; provided that the foregoing shall not apply to restrictions and conditions (i) imposed by Law or by any Loan Document, (ii) contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iii) imposed by any agreement relating to Indebtedness permitted by this Agreement and (iv) in leases and other contracts restricting the assignment thereof.

7.15Anti-Terrorism Laws. Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, knowingly, directly or indirectly, (a) conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Person that would violate Executive Order No 13,224, 66 Fed. Reg. 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions Persons Who Commit, Threaten to Commit or Support Terrorism) (the “Executive Order”), (b) deal in, or otherwise engage in any transaction relating to, any property or interests in property that would violate the Executive Order or any other applicable Anti-Terrorism Law, (c) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Anti-Terrorism Law (and the Borrower shall deliver to the Administrative Agent any certification or other evidence requested from time to time by the Administrative Agent in its reasonable discretion, confirming Borrower’s compliance with this Section 7.15) or (d) use any proceeds of the Term Loan (i) for the purpose of furthering an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Law or (ii) to fund any activities of or business with any Sanctioned Person, or in any Designated Jurisdiction, in violation of any Sanctions applicable to any party hereto.

7.16Anti-Corruption Laws. Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, knowingly, directly or indirectly conduct its business in violation of any applicable Anti-Corruption Laws.

7.17Material Agreements. Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, amend, restate, supplement, waive or otherwise modify, or terminate, cancel or revoke (prior to any scheduled date of termination) any Material Agreement if such modification, termination, cancellation or revocation could reasonably be expected to result in a Material Adverse Change, Default or Event of Default.

7.18Independence of Covenants. All covenants contained in Articles VI, VII and VIII of this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

VIIIFINANCIAL COVENANTS

8.1Maximum Debt to Capitalization Ratio. The Loan Parties shall not permit the Debt to Capitalization Ratio at the end of any fiscal quarter of the Parent to exceed 50%.

8.2Minimum Tangible Net Worth. The Loan Parties shall not permit the Consolidated Tangible Net Worth at the end of any fiscal quarter of Parent to be less than an amount equal to the sum of (i) $2,500,000,000 plus (ii) an amount equal to 25% of the Consolidated Net Income of the Consolidated Group for each fiscal quarter ending after the Closing Date, provided, that at no time shall the amount calculated under this clause (ii) be less than zero.

IXEVENTS OF DEFAULT

9.1Events of Default. An Event of Default means the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

(a)Payments Under Loan Documents. The Borrower or any other Loan Party shall fail to pay any principal of the Term Loan (including scheduled installments, mandatory prepayments or the payment due at maturity) when and as due or any interest on the Term Loan or any other amount owing hereunder or under the other Loan Documents within three (3) Business Days after the date on which such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

(b)Breach of Warranty. Any representation, warranty, certification or statement of fact made or deemed made at any time by any of the Loan Parties herein or in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall have been false or misleading in any material respect as of the time it was made or furnished;

(c)Breach of Certain Covenants. Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 6.2(a), Section 6.4 (but only to the extent such failure relates to a Loan Party or a Material Subsidiary), Section 6.5, Section 6.8, Section 6.10, Article VII, or Article VIII;

(d)Breach of Other Covenants. Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document, other than as listed in Section ~~9.1(c)~~9.1(c), and such default shall continue unremedied for the expressly specified cure period with respect thereto or, if no such cure period is specified, for a period of (i) ten (10) days, in the case of any failure under Section 6.1, or (ii) thirty (30) days, in the case of any failure under any such other covenant, condition or provision, in each case in clauses (i) or (ii), after such Loan Party has knowledge thereof;

(e)Defaults in Other Agreements or Indebtedness. A default or event of default shall occur at any time under the terms of any other agreement with respect to Material Indebtedness of a Loan Party or a Material Subsidiary in an aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement of a Loan Party or a Material Subsidiary, the Hedge Termination Value of which is equal to or in excess of the Threshold Amount, and such breach, default or event of default (i) arises from the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any related Material Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or (ii) the effect of which is to cause, or to permit the holder or holders of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, the acceleration of any related Material Indebtedness (whether or not such right shall have been waived);

(f)Final Judgments or Orders. Any final judgments or orders for the payment of money in excess of the Threshold Amount in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

(g)Loan Document Unenforceable. Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested by any party thereto (other than the Administrative Agent or any Lender) or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

(h)Uninsured Losses; Proceedings Against Assets. There shall occur any damage to or loss, theft or destruction of the assets of the Loan Parties or their Subsidiaries where the uninsured portion of such damage, loss, theft or destruction is in excess of the Threshold Amount; or assets of the Loan Parties or their Subsidiaries having a fair market value in excess of the Threshold Amount are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

(i)Events Relating to Pension Plans and Multiemployer Plans. (i) An ERISA Event

occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of any Loan Party or any ERISA Affiliate under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount;

(j)Change of Control. A Change of Control shall have occurred; or

(k)Relief Proceedings. (i) A Relief Proceeding shall have been instituted against any Loan Party or Subsidiary of a Loan Party and such Relief Proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such Relief Proceeding, (ii) any Loan Party or Subsidiary of a Loan Party institutes, or takes any action in furtherance of, a Relief Proceeding, (iii) an order granting the relief requested in any Relief Proceeding relating to a Loan Party or a Subsidiary of a Loan Party (including, but not limited to, an order for relief under federal bankruptcy laws) shall be entered, (iv) any Loan Party or Subsidiary thereof shall commence a voluntary case under, file a petition seeking to take advantage of, any Relief Proceeding, (v) any Loan Party or Subsidiary thereof shall consent to or fail to contest in a timely and appropriate manner any petition filed against it in any Relief Proceeding, (vi) any Loan Party or Subsidiary thereof shall apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (vii) any Loan Party or Subsidiary thereof shall take any action to approve or authorize any of the foregoing, or (viii) any Loan Party or any Subsidiary of a Loan Party ceases to be Solvent or admits in writing its inability to pay its debts as they mature; provided, that in each case under clauses (i) through (viii) where such event relates to a Non-Material Subsidiary, an Event of Default shall occur only to the extent such event could reasonably be expected to result in a Material Adverse Change.

9.2Consequences of Event of Default.

(a)Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Section 9.1 (other than Section ~~9.1(k)~~9.1(k)) shall occur and be continuing, the Lenders and the Administrative Agent shall be under no further obligation to make the Term Loan and the Administrative Agent may, and upon the request of the Required Lenders, shall by written notice to the Borrower, declare the unpaid principal amount of the Term Loan then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived; and

(b)Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Section ~~9.1(k)~~9.1(k) shall occur, the Lenders shall be under no further obligations to make the Term Loan hereunder and the unpaid principal amount of the Term Loan then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder automatically shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

(c)Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or their respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.12 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section 9.2 are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

(d)Application of Proceeds. After the exercise of remedies provided for in Section 9.2 (or after the Term Loan has automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting indemnities, expenses, and other amounts (other than principal, interest and fees) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article X), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loan and other Obligations, and fees, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Term Loan, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to payment of all other Obligations, ratably among the Administrative Agent and the Lenders in proportion to the respective amounts described in this clause Fifth held by them; and

Last, the balance, if any, after Payment in Full of all of the Obligations, to the Loan Parties or as otherwise required by Law.

XTILE ADMINISTRATIVE AGENT

10.1Appointment and Authority. Each of the Lenders hereby irrevocably appoints CoBank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article X are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

10.2Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.3No Fiduciary Duty. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

10.4Exculpation.

(a)The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.1 and 9.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by the Borrower or a Lender.

(b)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.5Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of its share of the Term Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of the Term Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.6Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article X shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Term Loan Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

10.7Filing Proofs of Claim. In case of the pendency of any proceedings under any Debtor Relief Law or any other judicial proceeding relating to any Loan Party, the Administrative Agent (irrespective of whether the principal of the Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand therefor) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)to file and prove a claim for the whole amount of the owing and unpaid principal and interest in respect to the Obligations and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.5 ~~and 3.5~~, 2.7(b), 3.5 and 11.3) allowed in such proceeding;

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and

(c)and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.5 ~~and 3.5~~, 2.7(b), 3.5 and 11.3.

10.8Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor Administrative Agent. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier date as the Required Lenders may approve, the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent; provided, that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then the Administrative Agent’s resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 10.8. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 10.8). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article X and Section 11.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

10.9Non-Reliance on the Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.10No Other Duties, ~~etc~~Etc. Anything herein to the contrary notwithstanding, none of the Lead Arranger and Joint Lead Arranger listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or Lender hereunder.

10.11Authorization to Release Guarantors. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor that is a Subsidiary of Borrower from its obligations under the Guaranty if such Person ceases to be a Subsidiary of Borrower as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.11.

10.12[Reserved].

10.13No Reliance on the Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s; participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31  CFR  103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws.

10.14 Rate Disclaimer. The Administrative Agent does not warrant or accept responsibility for, and each of the parties to this Agreement hereby acknowledges and agrees (for the benefit of the Administrative Agent) that the Administrative Agent shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, any Benchmark, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, any initial Benchmark or any other Benchmark or Benchmark Replacement prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.  The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, or any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, any initial Benchmark or any other Benchmark or Benchmark Replacement, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

XIMISCELLANEOUS

11.1Modifications, Amendments or Waivers. With the written consent of the Required Lenders, the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that no such agreement, waiver or consent may be made that will:

(a)extend or increase the Commitment of any Lender without the written consent of such Lender whose Commitment is being extended or increased (it being understood and agreed that a waiver of any condition precedent set forth in Section 4.2 or of any Default, mandatory prepayment or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);

(b)postpone any date fixed by this Agreement or any other Loan Document for any payment (but excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced, it being understood that the waiver of any mandatory prepayment of the Term Loan shall not constitute a postponement of any date scheduled for the payment of principal or interest;

(c)reduce the principal of, or the rate of interest specified herein on, the Term Loan or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on the Term Loan or to reduce any fee payable hereunder;

(d)change Section 2.11 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby;

(e)change any provision of this Section 11.1 or the definition of “Required Lenders” without the written consent of each Lender directly affected thereby;

(f)release the Borrower without the consent of each Lender, or, except in connection with a transaction permitted under Section 7.2, 7.6 or 7.7, all or substantially all of the value of the Guaranty provided pursuant to Article ~~XII~~XII of this Agreement without the written consent of each Lender whose Obligations are guaranteed thereby, except to the extent such release is permitted pursuant to Section 10.12 (in which case such release may be made by the Administrative

Agent acting alone);

provided that (i) no agreement, waiver or consent that would modify the interests, rights or obligations of the Administrative Agent may be made without the written consent of the Administrative Agent, (ii) only the consent of the Administrative Agent shall be required for any amendment to the Fee Letter and (iii) notwithstanding anything to the contrary herein, the Administrative Agent and the Borrower may make amendments contemplated by Section ~~3.4(c);~~3.4(c); and provided, further that, if in connection with any proposed waiver, amendment or modification referred to in ~~11.1(a) through 11.1(f)~~Sections 11.1(a) through (f) above, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each, a “Non-Consenting Lender”), then the Borrower shall have the right to replace any such Non-Consenting Lender with one or more replacement Lenders pursuant to Section 3.6.

No Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects such Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

11.2No Implied Waivers; Cumulative Remedies. No course of dealing and no delay or ~~fake~~failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies that they would otherwise have.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent for the benefit of the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 9.2 (subject to the terms of Section 2.11), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party in any Relief Proceedings.

11.3Expenses; Indemnity; Damage Waiver.

(a)Costs and Expenses. The Borrower shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication of the Term Loan Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out of pocket expenses incurred by the Administrative Agent, any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender (but limited to the reasonable fees and expenses of one outside law firm for the Administrative Agent and the Lenders taken as a whole, and, if necessary and appropriate, one local counsel and one regulatory counsel for the Administrative Agent and the Lenders taken as a whole in each appropriate jurisdiction, unless (x) the interests of the Administrative Agent and the Lenders are sufficiently divergent, in which case additional counsel may be appointed, as necessary and appropriate, and (y) if the interests of any Lender or group of Lenders are distinctly or disproportionately affected, one additional counsel for each such Lender or group of Lenders)), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.3, or (B) in connection with the Term Loan, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of the Term Loan.

(b)Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), Lead Arranger, Joint Lead Arranger and each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the Term Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. ~~This Section 11.3(b)~~This Section 11.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages and other similar amounts arising from any non-Tax claim.

(c)Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), or any Related Party of any of the Administrative Agent, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Pro Rata Share at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.

(d)Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, the Term Loan or the use of the proceeds thereof. No Indemnitee referred to in this Section 11.3 shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(e)Payments. All amounts due under this Section 11.3 shall be payable not later than ten (10) days after demand therefor.

11.4Holidays. Whenever payment of the Term Loan to be made or taken hereunder shall be due on a day that is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 2.3) and such extension of time shall be included in computing interest and fees, except that the Term Loan shall be due on the Business Day preceding the Maturity Date if the Maturity Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Term Loan) shall be stated to be due on a day that is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

11.5Notices; Effectiveness; Electronic Communication.

(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile (i) if to a Lender, at its address (or facsimile number) set forth in its Administrative Questionnaire or (ii) if to any other Person, to it at its address (or facsimile number) set forth on Schedule 1.1(B). Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)Change of Address~~.~~, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

(d)Platform.

(i)Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”).

(ii)The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any other Loan Party, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender by means of electronic communications pursuant to this Section 11.5, including through the Platform.

11.6 ~~Severabilitv~~Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

~~11.6~~11.7  Duration; Survival. All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the execution and delivery of this Agreement, the completion of the transactions hereunder and Payment In Full. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Sections 2.7, 2.8, 2.9, 2.10 and 11.3 or any other provision of any Loan Document shall survive Payment In Full and shall protect the Administrative Agent, Lenders and any other Indemnitees against events arising after such termination as well as before. All other covenants and agreements of the Loan Parties shall continue in full force and effect from and after the date hereof and until Payment In Full.

~~11.7~~11.8  Successors and Assigns.

(a)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of this Section 11.8, (ii) by way of participation in accordance with the provisions of this Section 11.8, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of this Section 11.8 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in this Section 11.8 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)Assignments by Lenders. Any Lender may at any time assign (which, in the case of an assignment by any Farm Credit Lender, may be on a non-patronage basis) to one or more assignees all or a portion of its rights and obligations under this Agreement; provided that any such assignment shall be subject to the following conditions:

(i)Minimum Amounts.

(A)in the case of an assignment of the entire amount of the assigning Lender’s Pro Rata Share of the Term Loan at the time owing to it or contemporaneous assignments to a related Approved Fund that equal at least the amount specified in clause (B) below in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)in any case not described in clause (i)(A) of this clause (b), the aggregate amount of the principal outstanding balance of the Term Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Term Loan.

(iii)Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and in addition:

(A)the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of the Term Loan Facility;

(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Term Loan Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of the Term Loan Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(iv)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)No Assignment to Certain Persons. No such assignment shall be made to (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (ii) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v).

(vi)No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person).

(vii)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of the Term Loan in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to this Section 11.8, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.2, ~~3.1(a)~~3.1(a), 3.2,   3.5 and 11.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section ~~11.8(b)~~11.8(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section ~~11.8(d)~~11.8(d) below.

(c)Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in Greenwood Village, Colorado a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Term Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations (which, in the case of a sale of a participation by any Farm Credit Lender, may be on a non-patronage basis) to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person) or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Pro Rata Share of the Term Loan owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section ~~11.3(c)~~11.3(c) with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following: Sections 3.1, 3.2, 3.5 and ~~11.1(a)-(d)~~11.1(a) through (d) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 3.1, 3.2 and 3.5 (subject to the requirements and limitations therein, including the requirements under Section 3.2 (it being understood that the documentation required under Section 3.2 shall be delivered to the participating

Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph ~~(b)~~(b) of this Section 11.8; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under paragraph ~~(b)~~(b) of this Section 11.8; and (B) shall not be entitled to receive any greater payment under Section 3.1 or 3.2, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section ~~9.2(c)~~9.2(c) as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Term Loan or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in the Term Loan or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that the Term Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Each Farm Credit Lender reserves the right to assign or sell participations in all or part of its outstanding portion of the Term Loan on a non-patronage basis.

Notwithstanding the preceding paragraph, any Participant that is a Farm Credit Lender that (i) has purchased a participation in a minimum amount of $10,000,000, (ii) has been designated as a voting Participant (a “Voting Participant”) in a notice (a “Voting Participant Notice”) sent by the relevant Lender (including any existing Voting Participant) to the Administrative Agent and (iii) receives, prior to becoming a Voting Participant, the consent of the Administrative Agent (such consent to be required only to the extent and under the circumstances it would be required if such Voting Participant were to become a Lender pursuant to an assignment in accordance with Section ~~11.8(b)~~11.8(b) and such consent is not required for an assignment to an existing Voting Participant), shall be entitled to vote as if such Voting Participant were a Lender on all matters subject to a vote by Lenders, and the voting rights of the selling Lender (including any existing Voting Participant) shall be correspondingly reduced, on a dollar-for-dollar basis. Each Voting Participant Notice shall include, with respect to each Voting Participant, the information that would be included by a prospective Lender in an Assignment and Assumption. Notwithstanding the foregoing, each Farm Credit Lender designated as a Voting Participant in Schedule 11.8 shall be a Voting Participant without delivery of a Voting ~~Participation~~Participant Notice and without the prior written consent of the Administrative Agent. The selling Lender (including any existing Voting Participant) and the purchasing Voting Participant shall notify the Administrative Agent within three (3) Business Days of any termination, reduction or increase of the amount of, such participation. The Administrative Agent shall be entitled to conclusively rely on information contained in Voting Participant Notices and all other notices delivered pursuant hereto. The voting rights of each Voting Participant are solely for the benefit of such Voting Participant and shall not inure to any assignee or participant of such Voting Participant that is not a Farm Credit Lender.

(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

~~11.8~~11.9  Confidentiality. Each of the Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 11.9, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Term Loan Facility or (ii)  the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Term Loan Facility; (h) with the consent of the Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 11.9, or (y) becomes available to the Administrative Agent and any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

The Administrative Agent and each Lenders acknowledge that (a) the Information may include material non-public information concerning the Parent or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

~~11.9~~11.10 Counterparts; Integration; Effectiveness.

(a)This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “~~pdf’~~pdf” or “~~tif’)~~tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption, shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

11.11Choice of Law; Submission to Jurisdiction; Waiver of Venue; Service Process; Waiver of Jury ~~Trail~~Trial.

(a)Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of Colorado.

(b)SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO SITTING IN DENVER COUNTY AND OF THE UNITED STATES DISTRICT COURT OF COLORADO, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COLORADO STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 11.11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT TO ASSERT ANY SUCH DEFENSE.

(d)SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

~~11.11~~11.12 USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA PATRIOT Act, The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

~~11.12~~11.13 Payments Set Aside. To the extent any Loan Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or portion of a payment which is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Relief Proceeding, other applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

~~11.13~~11.14 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Term Loan or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

~~11.14~~11.15 Amendment and Restatement. The parties hereto agree that, on the Closing Date, the following shall be deemed to occur automatically, without further action by any party hereto: (a) the Existing Term Loan Credit Agreement shall be deemed to be amended and restated in its entirety pursuant to this Agreement; and (b) all references in the other Loan Documents to the Existing Term Loan Credit Agreement shall be deemed to refer without further amendment to this Agreement. The parties hereto further acknowledge and agree that this Agreement constitutes an amendment to the Existing Term Loan Credit Agreement made under and in accordance with the terms of Section 11.1 of the Existing Term Loan Credit Agreement.

XIIGUARANTY

12.1Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Lenders the payment and performance in full of the Guaranteed Liabilities. For all purposes of this Article ~~XII~~XII, notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any other Debtor Relief Law.

Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.

12.2Payment. If the Borrower or any other Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, indemnification obligations, fees (including, but not limited to, attorney’s fees and expenses), expenses or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of this Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, (i) fully pay to the Administrative Agent, for the benefit of the Lenders, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Section ~~9.1(k)~~9.1(k) (and irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party in any Relief Proceeding), the entire outstanding or accrued amount of all Obligations or (ii) perform such Guaranteed Liabilities, as applicable. For purposes of this Section 12.2, the Guarantors acknowledge and agree that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium, fees, expenses, indemnification obligations and/or any other payment obligation of any kind or nature) which would have been accelerated in accordance with Section 9.2 but for the fact that such acceleration could be unenforceable or not allowable in any Relief Proceeding or otherwise under any applicable Law. Notwithstanding anything herein to the contrary, upon the occurrence and continuation of an Event of Default, at the Administrative Agent’s election and without notice thereof or demand therefor, each of the Guaranteed Liabilities and the Guarantors’ Obligations shall immediately be and become due and payable.

12.3Absolute Rights and Obligations. This is a guaranty of payment and not of collection.

The Guarantors’ Obligations under this Article ~~XII~~XII shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by Law, any defense to its obligations under this Article ~~XII~~XII and all other Loan Documents to which it is a party by reason of:

(a)any lack of legality, validity or enforceability of this Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b)any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c)any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d)any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e)any dissolution, of the Borrower, any Guarantor, any other Loan Party or any other party to a Related Agreement, or the combination or consolidation of the Borrower, any Guarantor, any other Loan Party or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower, any Guarantor or any other Loan Party or any other party to a Related Agreement;

(f)any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, this Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g)the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty or any other Loan Document now or hereafter in effect);

(h)any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

(i)any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor or any other Loan Party) which might in any manner or to any extent vary the risks of such Loan Party, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Loan Party.

It is the express purpose and intent of the parties hereto that this Guaranty and the Guarantors’ Obligations hereunder and under each joinder agreement with respect hereto shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

12.4Currency and Funds of Payment. All Guarantors’ Obligations for payment will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any Law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of the Administrative Agent or any Lender with respect thereto as against the Borrower or any other Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower or any other Loan Party of any or all of the Guaranteed Liabilities.

12.5Subordination. For so long as this Agreement remains in effect, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (a) of the Borrower, to the Payment in Full of the Guaranteed Liabilities, (b) of every other Guarantor (an “obligated guarantor”), to the Payment in Full of the Guarantors’ Obligations of such obligated guarantor, and (c) of each other Person now or hereafter constituting a Loan Party, to the Payment in Full of the obligations of such Loan Party owing to the Administrative Agent or any Lender and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Lenders on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Administrative Agent for the benefit of the Lenders separate and apart from all other funds, property and accounts of such Guarantor.

12.6Enforcement. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Lenders, on demand, at such address as the Administrative Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Administrative Agent or any of the Lenders have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities and irrespective of any event, occurrence, or condition described in Section 12.3.

12.7Set-Off and Waiver. Each Guarantor waives any right to assert against the Administrative Agent or any Lender as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or any other Loan Party, or any or all of the Administrative Agent and/or Lenders without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor.

12.8Waiver of Notice; Subrogation.

(a)Each Guarantor hereby waives to the extent permitted by Law notice of the following events or occurrences: (i) acceptance of this Article ~~XII~~XII; (ii) the Lenders’ heretofore, now or from time to time hereafter making the Term Loan and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, nonpayment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 12.3. Each Guarantor agrees that Administrative Agent and each Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as Administrative Agent or such Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b)Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Article ~~XII~~XII may be enforced by the Administrative Agent on behalf of the Lenders upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by Law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING.

(c)Each Guarantor further agrees that such Guarantor shall not exercise any of its rights of subrogation, reimbursement, contribution, indemnity or recourse to security for the Guaranteed Liabilities until at least ninety-five (95) days immediately following the Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. If an amount shall be paid to any Guarantor on account of such rights at any time prior to Termination Date, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent, for the benefit of the Lenders, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Administrative Agent may elect. The agreements in this subsection (c) shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Article XII in any manner and occurrence of the Termination Date.

12.9Reliance. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Lenders, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide the Guaranty under this Article ~~XII~~XII and any joinder agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on the Administrative Agent or any Lender or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of such Loan Documents and Related Agreements as it has requested, is executing this Agreement (or the joinder agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Agreement; (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of the Borrower and the other Loan Parties, such Persons’ financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Administrative Agent or any Lender or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning the Borrower or the Borrower’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Administrative Agent nor any Lender has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or any other Loan Party or such Persons’ financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Administrative Agent or any Lender or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on the Administrative Agent or any Lender or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

12.10Keepwell. Each of the Borrower and each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each other Guarantor as may be needed by such Guarantor from time to time to honor all of its obligations under this Guaranty and the other Loan Documents to which it is a party with respect to Swap Obligations that would, in the absence of the agreement in this Section 12.10, otherwise constitute Excluded Swap Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering the Borrower’s and such Qualified ECP Guarantors’ obligations and undertakings under this Section voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Borrower and the Qualified ECP Guarantors under this Section 12.10 shall remain in full force and effect until the Guarantors’ Obligations have been indefeasibly paid and performed in full. The Borrower and the Qualified ECP Guarantors intend this Section 12.10 to constitute, and this Section 12.10 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Guarantor for all purposes of the Commodity Exchange Act.

12.11     Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a joinder agreement with respect to this Article ~~XII~~XII in form and substance acceptable to the Administrative Agent shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty shall be deemed to include such Person as a Guarantor hereunder.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

SEABOARD FOODS LLC, as the borrower

By:
	Name:	~~Robert L. Steer~~
	Title:	~~Vice President~~

PARENT:

SEABOARD CORPORATION, as the Parent and as the Guarantor

By:
	Name:	~~Robert L. Steer~~
	Title:	~~Executive Vice President & CFO~~

		Legal Review:	~~OMB~~

[SIGNATURE PAGE TO CREDIT AGREEMENT]

COBANK, ACB, as Administrative Agent

	Name:	~~Alan Schuler~~
	Title:	~~Vice President~~

[SIGNATURE PAGE TO CREDIT AGREEMENT]

FARM CREDIT SERVICES OF AMERICA, PCA, as Lender

	Name:	~~Bruce Dean~~	
	Title:	~~Vice President~~	

SCHEDULE 1

PRICING GRID

Level	Debt to Capitalization Ratio	Base Rate Applicable Margin	~~Adjusted LIBOR  Rate Application  Margin~~ Term SOFR Rate Applicable Margin	Daily Simple SOFR Rate Applicable Margin
I	Less than or equal to 25%	0.625%	1.625%	1.625%
II	Less than or equal to 35% but greater than 25%	0.875%	1.875%	1.875%
III	Greater than 35%	1.125%	2.125%	2.125%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 – Commitments of Lenders and Addresses for Notices to Lenders

LENDER	AMOUNT OF COMMITMENT	PRO RATA SHARE
NAME: COBANK, FCB[1]

ADDRESS: 6340 S. Fiddlers Green Circle, Greenwood Village, Colorado 80111	$7,000,000,000	100.0000%

~~ATTENTION: Alan V. Schuler~~
ATTENTION: Credit Information Services
TELEPHONE: (303) 694-5963
~~TELECOPY~~FACSIMILE:
(303) 224-6101
EMAIL: CIServices@cobank.com

TOTAL	$7,000,000,000	100%

1  Reflects assignment by Farm Credit Services of America, PCA to CoBank, FCB as of the Closing Date.

~~SCHEDULE 1.1(B)~~

~~COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES~~

~~Part 2 - Addresses for Notices to Borrower and Guarantors:~~

~~ADMINISTRATIVE AGENT~~	~~BORROWER:~~
~~Name: CoBank, ACB~~	~~Name: Seaboard Foods LLC~~
~~Address: 6340 S. Fiddlers Green Circle~~	~~Address: 9000 West 67th Street~~
~~Greenwood Village, Colorado 80111~~	~~Shawnee Mission, Kansas 66202~~
~~Attention: Credit Information Services~~	~~Attention: Chief Financial Officer~~
~~Telephone: (303) 694-5963~~	~~Telephone: (913) 676-8800~~
~~Telecopy: (303) 224-6101~~	~~Telecopy: (913) 676-8976~~
~~Email: ClServices@cobank.com~~	

~~Borrowing Notices to:~~	~~With a Copy To:~~
~~Attention: Loan Accounting~~	~~Name: Seaboard Foods LLC~~
~~Telephone: (303) 740-4000~~	~~Address: 9000 West 67th Street~~
~~Telecopy: (303) 740-4021~~	~~Shawnee Mission, Kansas 66202~~
~~Email: cobankloanaccounting@cobank.com~~	~~Attention: General Counsel~~
	~~Telephone: (913) 676-8800~~
	~~Telecopy: (913) 676-8978~~

	~~GUARANTOR:~~
	~~Name: Seaboard Corporation~~
	~~Address: 9000 West 67th Street~~
	~~Shawnee Mission, Kansas 66202~~
	~~Attention: Chief Financial Officer~~
	~~Telephone: (913) 676-8800~~
	~~Telecopy: (913) 676-8976~~

	~~With a Copy To:~~
	~~Name: Seaboard Corporation~~
	~~Address: 9000 West 67th Street~~
	~~Shawnee Mission, Kansas 66202~~
	~~Attention: General Counsel~~
	~~Telephone: (913) 676-8800~~
	~~Telecopy: (913) 676-8978~~

~~SCHEDULE 2.1~~

~~TERM LOAN AMORTIZATION~~

~~Date~~	~~Principal~~	~~Principal Repayment~~
~~September 30, 2018~~	~~$700,000,000.00~~	~~$-~~
~~December 31, 2018~~	~~$698,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2019~~	~~$696,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2019~~	~~$694,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2019~~	~~$693,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2019~~	~~$691,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2020~~	~~$689,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2020~~	~~$687,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2020~~	~~$686,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2020~~	~~$684,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2021~~	~~$682,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2021~~	~~$680,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2021~~	~~$679,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2021~~	~~$677,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2022~~	~~$675,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2022~~	~~$673,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2022~~	~~$672,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2022~~	~~$670,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2023~~	~~$668,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2023~~	~~$666,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2023~~	~~$665,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2023~~	~~$663,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2024~~	~~$661,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2024~~	~~$659,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2024~~	~~$658,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2024~~	~~$656,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2025~~	~~$654,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2025~~	~~$652,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2025~~	~~$651,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2025~~	~~$649,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2026~~	~~$647,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2026~~	~~$645,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2026~~	~~$644,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2026~~	~~$642,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2027~~	~~$640,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2027~~	~~$638,750,000.00~~	~~$1,750,000.00~~
~~September 30, 2027~~	~~$637,000,000.00~~	~~$1,750,000.00~~
~~December 31, 2027~~	~~$635,250,000.00~~	~~$1,750,000.00~~
~~March 31, 2028~~	~~$633,500,000.00~~	~~$1,750,000.00~~
~~June 30, 2028~~	~~$631,750,000.00~~	~~$1,750,000.00~~
~~September 25, 2028~~	~~$-~~	~~$631,750,000.00~~

~~SCHEDULE 5.1~~

~~SUBSIDIARIES~~

~~Loan Parties and Material Subsidiaries of  Parent~~	~~Percentage Ownership  (All Common Stock or  Common Units~~	~~Jurisdiction of  Formation~~

~~Seaboard Corporation~~	~~N/A~~	~~Delaware~~
~~Seaboard Foods LLC~~	~~100%~~	~~Oklahoma~~
~~Seaboard Marine Ltd.~~	~~100%~~	~~Liberia~~
~~Seaboard Overseas Limited~~	~~100%~~	~~Bermuda~~
~~Seaboard Overseas Trading and Shipping (PTY) Ltd.~~	~~100%~~	~~Republic of South Africa~~
~~Merriam Financial Services, Ltd.~~	~~100%~~	~~Bermuda~~
~~Caravel Holdings LLC~~	~~100%~~	~~Delaware~~

~~Options, warrants or other rights outstanding to purchase any Subsidiary Equity Interest shown above:~~

~~None~~

~~SCHEDULE 7.4~~

~~INVESTMENTS~~

~~Investment~~	~~Jurisdiction of Formation~~

~~Butterball, LLC~~	~~N. Carolina~~
~~Daily’s Premium Meats, LLC~~	~~Delaware~~
~~Seaboard Triumph Foods, LLC~~	~~Delaware~~
~~CESPM International Ltd.~~	~~Cayman Islands~~
~~Minoterie de Matadi S.A.R.L.~~	~~Democratic Republic of the Congo~~
~~Africa Poultry Development Limited~~	~~Bermuda~~

SCHEDULE 11.8

VOTING PARTICIPANTS

Lender	Assignee	Voting Participant	Term Loan Commitment Amount	Participation Amount / Resulting Commitment*
Farm Credit Services of America, PCA			$~~700,000~~668,500,000.00**	$0.00
	CoBank, FCB			$~~200~~191,000,000.00***
		Farm Credit Bank of Texas		~~$160,000,000.00~~ $111,400,750.00
		AgFirst Farm Credit Bank		$~~100,000~~95,500,000.00
		Farm Credit Services of America, FLCA		$~~80,000~~76,400,000.00
		Farm Credit Mid-America, FLCA		$~~50,000~~47,750,000.00
		Compeer Financial, FLCA		$~~47~~45,362,500~~,000~~.00
		Capital Farm Credit, FLCA		$41,399,250.00
		~~Northwest~~AgWest Farm Credit ~~Services~~, FLCA		$~~27~~26,262,500~~,000~~.00
		GreenStone Farm Credit Services, FLCA		$~~20,000~~19,100,000.00
		~~FCS Commercial Finance Group, for~~ AgCountry Farm Credit Services~~.~~, FLCA		$~~15,000~~14,325,000.00
TOTAL			$~~700,000~~668,500,000.00	$~~700,000~~668,500,000.00

*For voting purposes only

**

Prior to giving effect to the assignment by Farm Credit Services of America, PCA of $700,000,000 of its Term Loan Commitment to CoBank, FCB, which will become a Lender via an Assignment and Assumption dated and effective as of the Closing Date.

***	Reflects commitment following assignment by Farm Credit Services of America, PCA to CoBank, FCB as of the Closing Date.

~~EXHIBIT A~~

~~TO~~

~~CREDIT AGREEMENT~~

~~FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT~~

~~This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.~~

~~For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Trade Date inserted by the Administrative Agent as contemplated below, (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below, and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.~~

~~1.     Assignor: [ ]~~

~~2.     Assignee: [ ]~~

~~3.     Borrower: Seaboard Foods LLC, an Oklahoma limited liability company~~

~~4.     Administrative Agent: CoBank, ACB, as the Administrative Agent under the Credit Agreement.~~

~~5.     Credit Agreement: That certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2018, by and among the Borrower, the Guarantor, the financial institutions from time to time party thereto as lenders, the Administrative Agent and the other parties thereto.~~

~~6.     Assigned Interest[s]:~~

Exhibit A to Credit Agreement

~~Assignor~~	~~Assignee~~	~~Facility  Assigned2~~	~~Aggregate  Amount of  Loan  Commitment /  Loan for all  Lenders3~~	~~Amount of  Loan  Commitment /  Loan Assigned~~	~~Percentage  Assigned of  Loan  Commitment /  Loan4~~	~~CUSP  Number~~
			~~$~~	~~$~~	~~%~~	
			~~$~~	~~$~~	~~%~~	
			~~$~~	~~$~~	~~%~~	

~~7.     Trade Date:      5~~

~~[SIGNATURE PAGES FOLLOW]~~

~~2  Fill in the portion of the Loan that is being assigned under this Assignment and Assumption~~

~~3  Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.~~

~~4  Set forth, to at least 9 decimals, as a percentage of the Loan Commitment/Loan of all Lenders.~~

~~5  To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.~~

Exhibit A to Credit Agreement

~~Effective Date: [       ] [_], 20[       ] [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]~~

~~The terms set forth in this Assignment and Assumption are hereby agreed to:~~

	~~ASSIGNOR~~

	~~[NAME OF ASSIGNOR]~~

	~~By:~~
	~~Name:~~
	~~Title:~~

	~~By:~~
	~~Name:~~
	~~Title:~~

Exhibit A to Credit Agreement

	~~ASSIGNEE~~

	~~[NAME OF ASSIGNEE]~~

	~~By:~~
	~~Name:~~
	~~Title:~~

	~~By:~~
	~~Name:~~
	~~Title:~~

~~[Consented to and]6 Accepted:~~		

~~COBANK ACB,~~		
~~as Administrative Agent~~		

~~By:~~		
~~Name:~~		
~~Title:~~		

~~By:~~		
~~Name:~~		
~~Title:~~		

~~6  To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement~~

Exhibit A to Credit Agreement

~~[Consented to:]7~~	

~~[NAME OF RELEVANT PARTY]~~	

~~By:~~	
~~Name:~~ 	
~~Title:~~ 	

~~7  To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement~~

Exhibit A to Credit Agreement

~~ANNEX 1~~

~~STANDARD TERMS AND CONDITIONS FOR~~

~~ASSIGNMENT AND ASSUMPTION~~

~~1.     Representations and Warranties.~~

~~1.1     Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, and (iv) it has obtained the prior written consent of the Administrative Agent [and the Borrower]8 to enter into the Assignment and Assumption; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Affiliates or any other Person of any of their respective obligations under any Loan Document.~~

~~1.2     Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.8 of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.8 of the Credit Agreement), (iii) from and after the Trade Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vii) it will make or purchase the Assigned Interest for its own account in the ordinary course of business and without a view of distribution of such Assigned Interest within the meaning of the Securities Exchange Act of 1934 or the Securities Act of 1933 or other federal securities laws; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.~~

~~2.     Payments. From and after the Trade Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Trade Date and to the~~

~~8  To be included only if (a) no Event of Default has occurred and is continuing at the time of the assignment and (b) the Assignee is not another Lender or an Affiliate of a Lender or an Approved Fund~~

Exhibit A to Credit Agreement

~~Assignee for amounts which have accrued from and after the Trade Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Trade Date to the Assignee.~~

~~3.     General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Assignment and Assumption and the transactions contemplated hereby, shall be governed by, and construed under, the law of the State of Colorado.~~

Exhibit A to Credit Agreement

~~EXHIBIT B TO CREDIT AGREEMENT~~

~~FORM OF TERM NOTE~~

~~[Date]                                         $~~

~~FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to       or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Loan made by the Lender to the Borrower under that certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), by and among the Borrower, the Guarantor, the financial institutions from time to time party thereto as lenders, CoBank, ACB, in its capacity as Administrative Agent, and the other parties thereto.~~

~~The Borrower promises to pay interest on the unpaid principal amount of the Loan from the date of the Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments to be made in respect of principal, interest, and fees or amounts due from the Borrower under the Credit Agreement shall be payable prior to 11:00 a.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of Lenders to which they are owed, in each case in U.S. Dollars and in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.~~

~~This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement.~~

~~[SIGNATURE PAGE FOLLOWS]~~

Exhibit B to Credit Agreement

B-1

~~THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.~~

	~~SEABOARD FOODS LLC,~~
	~~an Oklahoma limited liability company~~

	~~By:~~
	~~Name:~~
	~~Title:~~

Exhibit B to Credit Agreement

B-2

EXHIBIT C

TO

CREDIT AGREEMENT

FORM OF CONVERSION OR CONTINUATION NOTICE1

Date: [              ]

CoBank, ACB, as Administrative Agent

6340 S. Fiddlers Green Circle

Greenwood Village, Colorado 80111

~~Attn: Corporate Agribusiness Banking Group~~

Attn: Credit Information Services

Re:Seaboard Foods LLC - Term Loan

Ladies and Gentlemen:

This Conversion or Continuation Notice is delivered to you pursuant to Sections 2.2 and 2.3 of that certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), by and among Seaboard Foods LLC, an Oklahoma limited liability company (the “Borrower”), Seaboard Corporation, a Delaware corporation (the “Parent”), the financial institutions from time to time party thereto as lenders (the “Lenders”), CoBank, ACB, as Administrative Agent, and the others party thereto. All capitalized terms used herein shall have the respective meanings specified Credit Agreement.

1.Pursuant to Section 2.2 of the Credit Agreement, the Borrower hereby requests to convert the Interest Rate Option for $  of the presently outstanding principal amount of the Term Loan from the [Base Rate Option~~]/[LIBOR~~ / Term SOFR Rate Option~~]/[~~ / Daily Simple SOFR Rate Option / Quoted Rate Option] to the [Base Rate Option~~]/[LIBOR~~ / Term SOFR Rate Option~~]/[~~ / Daily Simple SOFR Rate Option / Quoted Rate Option]. [The current [Interest Period(s)][Quoted Rate Period(s)] of such amount of the Term Loan end(s) on the following date(s)     ~~,       .~~      ,      .]2

2.

Pursuant to Section 2.3 of the Credit Agreement, the Borrower hereby requests to continue $        of the presently outstanding principal amount of the Term Loan at the [~~LIBOR~~Term SOFR Rate Option~~] [~~ / Quoted Rate Option]. The current [Interest Period(s)] [Quoted Rate Period(s)] of such amount of the Term Loan end(s) on the following date(s):

3.	The Borrower requests the following [Interest Period(s)][Quoted Rate Period(s)] with respect to the Term Loan:[3]

1  This certificate is to be delivered to the Administrative Agent by 11:00 a.m. Denver time at least three (3) Business Days prior to the proposed effective date of such conversion or continuation.

2  Include this sentence only if Term Loan is being converted (i) from the ~~LIBOR~~Term SOFR Rate Option to ~~the Base Rate Option or the Quoted~~another Interest Rate Option or (ii) from the Quoted Rate Option to ~~the LIBOR Rate Option or the Base~~another Interest Rate Option.

3  Complete this section only if Term Loan is being converted to the ~~LIBOR~~Term SOFR Rate Option or the Quoted Rate Option from another Interest Rate Option or continued at the ~~LIBOR~~Term SOFR Rate Option or Quoted Rate Option.

Exhibit C to Credit Agreement

Amount	New [Interest Period]/[Quoted Rate Period] Selected	New [Interest Period]/ [Quoted Rate Period] Commencing On	New [Interest Period] /[Quoted Rate Period] Ending On

$700,000,000.00	Total Term Loan

4.	The effective date of the proposed conversion or continuation (as applicable) shall be:
5.

The undersigned is an Authorized Officer of the Borrower and confirms and certifies to each of the Lenders, as of the date hereof and as of the date of the proposed conversion or continuation (as applicable), that:

(a)	the [Interest Period] [Quoted Rate Period] selected pursuant to this Conversion or Continuation Notice is permissible under the Credit Agreement;
(b)

the effective date of the conversion or continuation (as applicable) requested hereunder is a Business Day and this Conversion or Continuation Notice is being delivered in accordance with the terms of the Credit Agreement; and

(c)	no Event of Default has occurred and is continuing.

[SIGNATURE PAGE FOLLOWS]

Exhibit C to Credit Agreement

WHEREAS, in witness of the foregoing the undersigned has executed this Conversion or Continuation Notice as of the date first above written.

SEABOARD FOODS LLC,
an Oklahoma limited liability company,
as the Borrower

By:
Name:
Title:

Exhibit C to Credit Agreement

~~EXHIBIT D~~

~~TO~~

~~CREDIT AGREEMENT~~

~~FORM OF COMPLIANCE CERTIFICATE~~

~~[       ]~~

~~This Compliance Certificate (this “Certificate”) is given pursuant to Section 6.1(c) of that certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2018 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among Seaboard Foods LLC, an Oklahoma limited liability company (the “Borrower”), Seaboard Corporation, a Delaware corporation (“Parent”), the financial institutions from time to time party thereto as lenders (the “Lenders”), CoBank, ACB, as Administrative Agent (“Agent”), and the others party thereto. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.~~

~~The officer executing this Certificate is a Compliance Officer of Parent and as such is duly authorized to execute and deliver this Certificate on behalf of Borrower and Parent. By executing this Certificate, such officer hereby certifies to Agent and Lenders, on behalf of Borrower and Parent, that:~~

~~1.    the financial statements of Parent delivered with this Certificate in accordance with Section 6.1(a) and/or 6.1(b) of the Credit Agreement (in the case of those delivered in accordance with Section 6.1(a) of the Credit Agreement, subject to the absence of footnotes and normal year-end audit adjustments) have been prepared in accordance with GAAP, consistently applied, as of the dates of and for the periods covered by such financial statements;~~

~~2.    Annex A attached hereto includes a correct calculation of the Debt to Capitalization Ratio, reflected as a percentage, as of the fiscal quarter of the Parent ended         ,20       ;~~

~~3.    Annex B attached hereto includes a correct calculation of Consolidated Tangible Net Worth as of the end of the fiscal quarter of the Parent ended         ,20     ; [and]~~

~~4.    to the best of the Compliance Officer’s knowledge, no Event of Default exists[.] / [; and]~~

~~5.    [attached hereto is an updated Schedule 5.1, which, among other things, sets forth all Material Subsidiaries of the Parent as of the date hereof.]12~~

~~[SIGNATURE PAGE FOLLOWS]~~

~~12  Annual only~~

Exhibit D to Credit Agreement

~~IN WITNESS WHEREOF, this Certificate has been executed by a Compliance Officer of Parent this         day of      , 20      .~~

	~~SEABOARD CORPORATION,~~
	~~a Delaware corporation,~~
	~~as Parent~~

	~~By:~~
	~~Name:~~
	~~Title:~~

Exhibit D to Credit Agreement

~~ANNEX A~~

~~Calculation of Debt to Capitalization Ratio~~

~~A. Consolidated Funded Indebtedness~~					~~$________________~~
~~B. Unrestricted cash (calculated net of any anticipated taxes), Cash Equivalents and readily-marketable debt and equity securities of the Consolidated Group~~					~~$________________~~
~~C. Shareholders’ Equity~~					~~$________________~~
~~D. A minus B~~	~~$________________~~					
~~E. A plus C~~	~~$________________~~					
~~Debt to Capitalization Ratio (D divided by E)~~			~~____________%~~			
	~~(Must be less than 50%)~~					

~~ANNEX B~~

~~Calculation of Debt to Capitalization Ratio~~

~~A. Consolidated Net Income of Consolidated Group for each fiscal quarter ended after the Closing Date~~	~~$________________~~
~~B. $2,500,000,000~~	~~$________________~~
~~C. 25% of A (Note: cannot be less than zero)~~	~~$________________~~
~~D. Minimum Tangible Net worth (B plus C)~~	~~$________________~~
~~E. Stockholders’ Equity~~	~~$________________~~
~~F. Intangible assets of the Consolidated Group (on a Consolidated basis)~~	~~$________________~~
~~Consolidated Tangible Net Worth (E minus F)~~	~~$________________~~
	~~(Must be greater than D)~~

Exhibit D to Credit Agreement

~~EXHIBIT E-1~~

~~TO~~

~~CREDIT AGREEMENT~~

~~FORM OF U.S. TAX COMPLIANCE CERTIFICATE~~

~~(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)~~

~~Dated: [    ]~~

~~Reference is made to that certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2018 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among Seaboard Foods LLC, an Oklahoma limited liability company (the “Borrower”), the Guarantor (as defined therein), the financial institutions from time to time party thereto as lenders (the “Lenders”), CoBank, ACB, as Administrative Agent (the “Administrative Agent”), and the others party thereto. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.~~

~~Pursuant to Section 3.2(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the portion of the Term Loan made by it (as well as any Note(s) evidencing such portion of the Term Loan) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.~~

~~The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.~~

~~IN WITNESS WHEREOF, the undersigned has caused this Tax Compliance Certificate to be executed this       day of      , 20      .~~

	~~[LENDER]~~

	~~By:~~
	~~Name:~~
	~~Title:~~

Exhibit E to Credit Agreement

E-1-1

~~EXHIBIT E-2~~

~~TO~~

~~CREDIT AGREEMENT~~

~~FORM OF U.S. TAX COMPLIANCE CERTIFICATE~~

~~(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)~~

~~Dated: [     ]~~

~~Reference is made to that certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2015 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among Seaboard Foods LLC, an Oklahoma limited liability company (the “Borrower”), the Guarantor (as defined therein), the financial institutions from time to time party thereto as lenders (the “Lenders”), CoBank, ACB, as Administrative Agent (the “Administrative Agent”), and the others party thereto. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.~~

~~Pursuant to Section 3.2(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.~~

~~The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.~~

~~IN WITNESS WHEREOF, the undersigned has caused this Tax Compliance Certificate to be executed this      day of      , 20      .~~

	~~[LENDER]~~

	~~By:~~
	~~Name:~~
	~~Title:~~

Exhibit E to Credit Agreement

E-2-1

~~EXHIBIT E-3~~

~~TO~~

~~CREDIT AGREEMENT~~

~~FORM OF U.S. TAX COMPLIANCE CERTIFICATE~~

~~(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)~~

~~Dated: [     ]~~

~~Reference is made to that certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2018 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among Seaboard Foods LLC, an Oklahoma limited liability company (the “Borrower”), the Guarantor (as defined therein), the financial institutions from time to time party thereto as lenders (the “Lenders”), CoBank, ACB, as Administrative Agent (the “Administrative Agent”), and the others party thereto. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.~~

~~Pursuant to Section 3.2(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.~~

~~The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.~~

~~IN WITNESS WHEREOF, the undersigned has caused this Tax Compliance Certificate to be executed this       day of      , 20     .~~

	~~[LENDER]~~

	~~By:~~
	~~Name:~~
	~~Title:~~

Exhibit E to Credit Agreement

E-3-1

~~EXHIBIT E-4~~

~~TO~~

~~CREDIT AGREEMENT~~

~~FORM OF U.S. TAX COMPLIANCE CERTIFICATE~~

~~(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)~~

~~Dated: [      ]~~

~~Reference is made to that certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2018 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among Seaboard Foods LLC, an Oklahoma limited liability company (the “Borrower”), the Guarantor (as defined therein), the financial institutions from time to time party thereto as lenders (the “Lenders”), CoBank, ACB, as Administrative Agent (the “Administrative Agent”), and the others party thereto. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.~~

~~Pursuant to Section 3.2(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the portion of the Term Loan made by it (as well as any Note(s) evidencing such portion of the Term Loan) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.~~

~~The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.~~

~~IN WITNESS WHEREOF, the undersigned has caused this Tax Compliance Certificate to be executed this       day of      , 20      .~~

	~~[LENDER]~~

	~~By:~~
	~~Name:~~
	~~Title:~~

Exhibit E to Credit Agreement

E-4-1

~~EXHIBIT F~~

~~TO~~

~~CREDIT AGREEMENT~~

~~FORM OF COST OF FUNDS TRUE-UP CERTIFICATE~~

~~Reference is made to that certain Amended and Restated Term Loan Credit Agreement, dated as of September 25, 2018 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among Seaboard Foods LLC, an Oklahoma limited liability company (the “Borrower”), the Guarantor (as defined therein), the financial institutions from time to time party thereto as lenders (the “Lenders”), CoBank, ACB, as Administrative Agent (the “Administrative Agent”), and the others party thereto. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.~~

~~The undersigned officer of the Administrative Agent hereby certifies as of the date hereof, in such capacity and not in a personal capacity and without personal liability, as follows:~~

~~1.    As of            [insert applicable date that is five years after the Closing Date (or on such other date approximately preceding any such anniversary as the Arrangers, the Administrative Agent and the Borrower may agree)] (the “Applicable Reset Date”), and pursuant to the calculations set forth on Annex A hereto, the Reset Date Cost of Funds is [ ] basis points, which represents an [increase/decrease] of [ ] basis points compared to the Closing Date Cost of Funds.~~

~~2.    Pursuant to Section 3.4(d) of the Credit Agreement, LIBOR Rate shall be [increased/decreased] by [ ] basis points, which [increase/decrease] shall commence from and as of the Applicable Reset Date and shall remain in effect until the next Reset Date; provided that in no event shall LIBOR Rate for any Interest Period be reduced below zero.~~

~~3.    The calculations set forth on Annex A hereto are true and accurate as of the Applicable Reset Date.~~

~~The foregoing certifications are made and delivered on [ ], pursuant to Section 3.4(d) of the Credit Agreement.~~

	~~COBANK, ACB, as Administrative Agent~~

	~~By:~~
		~~Name:~~	
		~~Title:~~	

Exhibit F to Credit Agreement

F-1-1

~~ANNEX A~~

~~TO~~

~~COST OF FUNDS TRUE-UP CERTIFICATE~~

~~As of [ ] (the “Applicable Reset Date”),~~

	~~(Amounts in basis  points)13~~

~~1.  Closing Date Cost of Funds: (a)   (b) =~~

~~(a)  Floating Note Rate,14 determined as of the date that is two Business Days prior to the Closing Date:~~

~~(b)  LIBOR Rate for an Interest Period of one month, determined as of the date that is two Business Days prior to the Closing Date:~~

~~[________]~~
~~2. Reset Date Cost of Funds: (a) - (b) =~~	~~[________]~~
~~(a) Floating Note Rate, determined as of the date that is two Business Days prior to the Applicable Reset Date:~~	~~[________]~~
~~(b) LIBOR Rate for an Interest Period of one month, determined as of the date that is two Business Days prior to the Applicable Reset Date:~~	~~[________]~~
~~3. Cost of Funds Differential: compare (a) to (b) =~~	~~[________] [Increase/Decrease~~
~~(a) Closing Date Cost of Funds:~~	~~[________]~~
~~(b) Reset Date Cost of Funds:~~	~~[________]~~

~~13  If (a) is less than (b) for Line 1 and/or Line 2, reflect as a negative number.~~

~~14  For purposes hereof, “Floating Note Rate” means, as of any date of determination, the estimated funding cost (not the actual sale price), including standard underwriting fees, for new five-year debt securities issued by the Farm Credit Funding Corporation into the primary market based on market observations on such date indicated at approximately 9:30 a.m., Eastern time; it being understood that such indications represent the Farm Credit Funding Corporation’s best estimate of the cost of new debt issuances based on a combination of daily surveys of selected farm credit selling group members (participating bond dealers) and ongoing monitoring of the fixed income markets for actual, recent, primary market issuance by other government-sponsored of similar bonds and notes and pricing within related derivative markets, particularly the interest rate swap market. Historical information on such funding costs is available, for the prior week, on the Farm Credit Funding Corporation’s web site (http://www.farmcreditfunding.com/ffcb_live/fundingCostlndex.html) under the “Output” tab of the most recent spreadsheet.~~

Annex A-2

CLEAN AMENDED CREDIT AGREEMENT

See attached.

Annex A-2-1

AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

by and among

SEABOARD CORPORATION, as Parent and Guarantor,

SEABOARD FOODS LLC, as Borrower

and

THE LENDERS PARTY HERETO

and

COBANK, ACB, as Administrative Agent and Lead Arranger and Sole Bookrunner

and

FARM CREDIT SERVICES OF AMERICA, PCA as Joint Lead Arranger

$700,000,000 TERM LOAN FACILITY

Dated as of September 25, 2018

i

V	REPRESENTATIONS AND WARRANTIES		47
	5.1	Organization and Qualification	47
	5.2	Compliance With Laws	47
	5.3	Title to Properties	47
	5.4	Investment Company Act	47
	5.5	Event of Default	47
	5.6	Subsidiaries and Owners	47
	5.7	Power and Authority; Validity and Binding Effect	48
	5.8	No Conflict; Material Agreements; Consents	48
	5.9	Litigation	48
	5.10	Financial Statements	48
	5.11	Margin Stock	49
	5.12	Full Disclosure	49
	5.13	Taxes	50
	5.14	Intellectual Property; Other Rights	50
	5.15	Insurance	50
	5.16	ERISA Compliance	50
	5.17	Environmental Matters	51
	5.18	Solvency	51
	5.19	Anti-Corruption Laws; Sanctions and Anti-Terrorism Laws	51

VI	AFFIRMATIVE COVENANTS		52
	6.1	Reporting Requirements	52
	6.2	Preservation of Existence, Etc	53
	6.3	Payment of Liabilities, Including Taxes, Etc	54
	6.4	Maintenance of Insurance	54
	6.5	Maintenance of Properties and Leases	54
	6.6	Visitation Rights	54
	6.7	Keeping of Records and Books of Account	54
	6.8	Compliance with Laws; Use of Proceeds	54
	6.9	Farm Credit Equities	55
	6.10	Use of Proceeds	55
	6.11	Updates to Subsidiary Schedule	56
	6.12	Material Agreements	56

VII	NEGATIVE COVENANTS		56
	7.1	Indebtedness	56
	7.2	Liens	56

	7.3	Affiliate Transactions	57
	7.4	Loans and Investments	57
	7.5	Dividends and Related Distributions	58
	7.6	Liquidations, Mergers, Consolidations, Acquisitions	58
	7.7	Dispositions of Assets or Subsidiaries	59
	7.8	Use of Proceeds	60
	7.9	Reserved	60
	7.10	Continuation of or Chance in Business	60
	7.11	Fiscal Year	60
	7.12	Issuance of Equity Interests	60
	7.13	Changes in Organizational Documents	60
	7.14	Negative Pledges	61
	7.15	Anti-Terrorism Laws	61
	7.16	Anti-Corruption Laws	61
	7.17	Material Agreements	61
	7.18	Independence of Covenants	61

VIII	FINANCIAL COVENANTS		61
	8.1	Maximum Debt to Capitalization Ratio	61
	8.2	Minimum Tangible Net Worth	61

IX	EVENTS OF DEFAULT		62
	9.1	Events of Default	62
	9.2	Consequences of Event of Default	63

X	TILE ADMINISTRATIVE AGENT		65
	10.1	Appointment and Authority	65
	10.2	Rights as a Lender	65
	10.3	No Fiduciary Duty	65
	10.4	Exculpation	66
	10.5	Reliance by the Administrative Agent	66
	10.6	Delegation of Duties	67
	10.7	Filing Proofs of Claim	67
	10.8	Resignation of the Administrative Agent	67
	10.9	Non-Reliance on the Administrative Agent and Other Lenders	68
	10.10	No Other Duties, Etc	68
	10.11	Authorization to Release Guarantors	68
	10.12	[Reserved]	68

	10.13	No Reliance on the Administrative Agent’s Customer Identification Program	68
	10.14	Rate Disclaimer	69

XI	MISCELLANEOUS		69
	11.1	Modifications, Amendments or Waivers	69
	11.2	No Implied Waivers; Cumulative Remedies	70
	11.3	Expenses; Indemnity; Damage Waiver	71
	11.4	Holidays	72
	11.5	Notices; Effectiveness; Electronic Communication	72
	11.6	Severability	74
	11.7	Duration; Survival	74
	11.8	Successors and Assigns	74
	11.9	Confidentiality	78
	11.10	Counterparts; Integration; Effectiveness	79
	11.11	Choice of Law; Submission to Jurisdiction; Waiver of Venue; Service Process; Waiver of Jury Trial	79
	11.12	USA PATRIOT Act Notice	80
	11.13	Payments Set Aside	81
	11.14	Interest Rate Limitation	81
	11.15	Amendment and Restatement	81

XII	GUARANTY		81
	12.1	Guaranty	81
	12.2	Payment	81
	12.3	Absolute Rights and Obligations	82
	12.4	Currency and Funds of Payment	83
	12.5	Subordination	83
	12.6	Enforcement	83
	12.7	Set-Off and Waiver	84
	12.8	Waiver of Notice; Subrogation	84
	12.9	Reliance	85
	12.10	Keepwell	85
	12.11	Joinder	86

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1	-	PRICING GRID
SCHEDULE 1.1(B)	-	COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
SCHEDULE 2.1	-	TERM LOAN AMORTIZATION
SCHEDULE 5.1	-	SUBSIDIARIES
SCHEDULE 7.4	-	INVESTMENTS
SCHEDULE 11.8	-	VOTING PARTICIPANTS

EXHIBITS

EXHIBIT A	-	Form of Assignment and Assumption
EXHIBIT B	-	Form of Term Note
EXHIBIT C	-	Form of Conversion or Continuation Notice
EXHIBIT D	-	Form of Compliance Certificate
EXHIBIT E-1	-	Form of U.S. Tax Compliance Certificate (Non- Partnership Foreign Lenders)
EXHIBIT E-2	-	Form of U, S. Tax Compliance Certificate (Non-Partnership Foreign Participants)
EXHIBIT E-3	-	Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships
EXHIBIT E-4	-	Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships)

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AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT

THIS AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT (this “Agreement”) is dated as of September 25, 2018 and is made by and among SEABOARD FOODS LLC, an Oklahoma limited liability company, as the Borrower, SEABOARD CORPORATION, a Delaware corporation, as the Parent and as a Guarantor (as hereinafter defined), the LENDERS (as hereinafter defined), and COBANK, ACB, in its capacity as Administrative Agent (as hereinafter defined).

WHEREAS, the Borrower has requested that the Lenders provide to the Borrower an unsecured term loan facility in an aggregate principal amount not to exceed Seven Hundred Million Dollars ($700,000,000.00), all as more particularly set forth in, and subject to the terms and conditions of, this Agreement;

WHEREAS, the Borrower, the Parent, the lenders from time to time party thereto and CoBank, ACB, as Administrative Agent, have entered into that certain Term Loan Credit Agreement dated as of December 4, 2015 (as amended from time to time prior to the date hereof, the “Existing Term Loan Credit Agreement”); and

WHEREAS, the parties to the Existing Term Loan Credit Agreement wish to amend and restate the Existing Term Loan Credit Agreement to (a) refinance the Term Loan under the Existing Term Loan Credit Agreement in its entirety with the Term Loan under this Agreement and (b) make certain amendments and modifications, all as more fully set forth herein;

In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree that, as of the Closing Date (as defined below), the Existing Term Loan Credit Agreement is amended and restated to read as follows:

ICERTAIN DEFINITIONS

1.1Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by Parent or a Subsidiary of Parent of all or substantially all of the assets of a Person, or of any line of business or division of a Person, or (b) the acquisition by Parent or a Subsidiary of Parent of in excess of 50% of the Voting Equity Interests of any Person (other than a Person already a Subsidiary).

“Adjusted Daily Simple SOFR Rate” means, for purposes of any calculation, the rate per annum equal to (a) the Daily Simple SOFR Rate for such calculation plus (b) the SOFR Adjustment; provided that if the Adjusted Daily Simple SOFR Rate as so determined shall ever be less than the Floor, then the Adjusted Daily Simple SOFR Rate shall be deemed to be the Floor.

“Adjusted Term SOFR Rate” means, for purposes of any calculation, the rate per annum equal to (a) the Term SOFR Rate for such calculation plus (b) the SOFR Adjustment; provided that if the Adjusted Term SOFR Rate as so determined shall ever be less than the Floor, then the Adjusted Term SOFR Rate shall be deemed to be the Floor.

“Administrative Agent” means CoBank, in its capacity as administrative agent under the Loan Documents.

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“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the Person specified.

“Anti-Corruption Laws” has the meaning specified in Section 5.19.

“Anti-Terrorism Laws” means any Laws relating to terrorism, “know your customer” or money laundering, including Executive Order No. 13224, the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

“Applicable Margin” means, as applicable:

(a)the percentage spread to be added to the Base Rate applicable to Base Rate Loans, based on the Debt to Capitalization Ratio then in effect according to the Pricing Grid below the heading “Base Rate Applicable Margin”,

(b)the percentage spread to be added to the Adjusted Term SOFR Rate applicable to Term SOFR Rate Loans, based on the Debt to Capitalization Ratio then in effect according to the Pricing Grid below the heading “Term SOFR Rate Applicable Margin”, or

(c)the percentage spread to be added to the Adjusted Daily Simple SOFR Rate applicable to Daily Simple SOFR Rate Loans, based on the Debt to Capitalization Ratio then in effect according to the Pricing Grid below the heading “Daily Simple SOFR Rate Applicable Margin”.

“Approved Fund” means any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee permitted under Section 11.8, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

“Authorized Officer” means, with respect to a Loan Party, the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Assistant Treasurer of such Loan Party or such other individuals, designated by written notice to the Administrative Agent from such Loan Party, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. A Loan Party may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

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“Available Tenor” means, as of any date of determination and with respect to the applicable then-current Benchmark, as applicable, (a) if the applicable then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.

“Bankruptcy Code” means title 11 of the United States Code.

“Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate plus one half of one percent (0.50%) per annum, and (c) the Adjusted Term SOFR Rate for an Interest Period of one month in effect on such day plus one percent (1.00%) per annum; provided that, in no event shall the Base Rate be less than the Floor.  Any change in the Base Rate due to a change in the Prime Rate, Federal Funds Effective Rate or Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, Federal Funds Effective Rate or Adjusted Term SOFR Rate, respectively, and without necessity of notice being provided to the Borrower or any other Person.

“Base Rate Loan” means a portion of the Term Loan bearing interest calculated in accordance with the Base Rate Option.

“Base Rate Option” means the option of the Borrower to have all or any portion of the Term Loan bear interest at the rate and under the terms set forth in Section 2.2(a)(i).

“Benchmark” means, initially, the Daily Simple SOFR Rate and the Term SOFR Rate, as applicable; provided that if a Benchmark Transition Event has occurred with respect to any initial Benchmark or any then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement for such initial or then-current Benchmark to the extent that such Benchmark Replacement has replaced such prior Benchmark rate pursuant to Section 3.7(a). Any reference to a “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Benchmark Replacement” means, for any Available Tenor:

(a)for the Adjusted Term SOFR Rate, the first alternative set forth below that can be determined by the Administrative Agent:

(i)the sum of (A) the Daily Simple SOFR Rate and (B) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time, or

(ii)the sum of (A) the alternate benchmark rate and (B) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time; and

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(b)for all other Benchmarks, the sum of (i) the alternate benchmark rate and (ii) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;

provided that, if the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; provided, further, that, if the Benchmark Replacement is calculated using the Daily Simple SOFR Rate, all interest payments will be payable on a quarterly basis.

“Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of any initial Benchmark or any adjusted initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.5 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will not be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership of legal entity customers.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means Seaboard Foods LLC, a limited liability company organized and existing under

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the Laws of the State of Oklahoma.

“Borrowing” means, as of any date of determination, (a) with respect to Quoted Rate Loans outstanding as of such date, a borrowing consisting of Quoted Rate Loans having the same Quoted Rate Period, (b) with respect to Term SOFR Rate Loans outstanding as of such date, a borrowing consisting of Term SOFR Rate Loans having the same Interest Period, (c) with respect to Daily Simple SOFR Rate Loans, all Daily Simple SOFR Rate Loans outstanding as of such date, and (d) with respect to Base Rate Loans, all Base Rate Loans outstanding as of such date.

“Bresky Group” means (a) the estate of H. Harry Bresky, (b) spouses, heirs, legatees, lineal descendants, and spouses of lineal descendants, other blood relatives, and/or estates or representatives of estate of H. Harry Bresky, (c) trusts established for the benefit of spouses, lineal descendants and spouses of lineal descendants and/or other blood relatives of H. Harry Bresky and (d) any Person who is directly or indirectly Controlled by a Person described in the preceding clauses (a), (b) or (c)).

“Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or Colorado or is a day on which banking institutions in such state are authorized or required by Law to close; provided that, when used in connection with a Term SOFR Rate Loan, the term “Business Day” shall also exclude any day that is not a U.S. Government Securities Business Day.

“Capital Lease” means any lease of real or personal property that is required to be capitalized under GAAP or that is treated as an operating lease under regulations applicable to the Borrower and its Subsidiaries but that otherwise would be required to be capitalized under GAAP.

“Cash Equivalents” means:

(i)direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

(ii)commercial paper maturing in 180 days or less rated not lower than A-1, by Standard & Poor’s or P-1 by Moody’s on the date of acquisition;

(iii)demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks that are organized under the Laws of the United States or any state thereof or is a foreign bank or branch or agency thereof acceptable to the Administrative Agent and, in any case, have combined capital and surplus of at least an amount equal to $1,000,000,000;

(iv)money market or mutual funds whose investments are limited to those types of investments described in clauses (i) through (iii) above.

“Casualty Event” means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any Law, (ii) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and

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Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

“Change of Control” means (i) any Person or group of Persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) but excluding (w) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, (x) Seaboard Flour, a Delaware limited liability company, (y) SFC Preferred LLC, a Delaware limited liability company and (z) any member of the Bresky Group, shall have acquired beneficial ownership (either within the meaning of Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under said Act or by reason of such Person or group of Persons having the right to acquire such beneficial ownership, whether exercisable immediately or with the passage of time (each, an “Option right”)) of 50% or more of the Voting Equity Interests on a fully diluted basis, taking into account any Option rights as though such rights have been exercised; or (ii) Parent shall cease to own, directly or indirectly, 100% of the Equity Interests in the Borrower.

“Closing Date” means September 25, 2018.

“CoBank” means CoBank, ACB, a federally chartered instrumentality of the United States, its successors and assigns.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Commitment” means the Term Loan Commitment of any Lender; “Commitments” means all of them.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a certificate of the Borrower, signed by a Compliance Officer of the Parent, substantially in the form of Exhibit D hereto.

“Compliance Officer” means the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Secretary of the Parent or any Loan Party, as the case may be.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidation” has a correlative meaning.

“Consolidated Entity” means a Person, other than a Subsidiary of the Parent, whose financial statements or financial statement items are subject to Consolidation with those of the Parent under GAAP.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the

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Consolidated Group on a Consolidated basis, without duplication, the sum of (a) the aggregate stated balance sheet principal amount of all Indebtedness of the Consolidated Group determined in accordance with GAAP, (b) the aggregate principal amount of Indebtedness of the Consolidated Group disclosed in the footnotes to the balance sheet in accordance with GAAP, (c) the outstanding amount of all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable and accrued expenses in the ordinary course of business), (d) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons who are not members of the Consolidated Group, and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or Joint Venture (other than a Joint Venture that is itself a corporation or limited liability company) in which a member of the Consolidated Group is a general partner or joint venturer, if such Indebtedness is recourse to such member of the Consolidated Group.

“Consolidated Group” means the Parent, its Subsidiaries and Consolidated Entities.

“Consolidated Net Income” means, for any period, the net income (or loss) of the Consolidated Group for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Consolidated Group for any period (a) the net income (or loss) attributable to non-controlling interests owned by members of the Consolidated Group in other Persons shall be excluded and (b) dividends and distributions with respect to non-controlling interests owned by members of the Consolidated Group in other Persons shall be included to the extent received in cash by members of the Consolidated Group.

“Consolidated Tangible Net Worth” means as of any date of determination total stockholders’ equity less intangible assets of the Consolidated Group as of such date determined on a Consolidated basis in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion or Continuation Notice” has the meaning specified in Section 2.3.

“Cost of Acquisition” means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (a) the value of the Equity Interests of any member of the Consolidated Group to be transferred in connection therewith, (b) the amount of any cash and fair market value of other property (excluding property described in clause (a) and the unpaid principal amount of any debt instrument) given as consideration, (c) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by any member of the Consolidated Group in connection with such Acquisition, (d) all additional purchase price amounts in the form of earn-outs and other contingent obligations that should be recorded on the financial statements of the Consolidated Group in accordance with GAAP, (e) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded on financial statements of the Consolidated Group in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, (f) the aggregate fair market value of all other consideration given by any member of the Consolidated Group in connection with such Acquisition, and (g) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred. For purposes of determining the Cost of Acquisition for any transaction, the Equity Interests of any member of the Consolidated Group shall be valued (i) in the case of Equity Interests that are then designated as a national market system security by the National Association of Securities Dealers, Inc. (“NASDAQ”) or is listed on a national securities

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exchange, the average of the last reported bid and ask quotations or the last prices reported thereon, and (ii) with respect to any other Equity Interests, as determined by a committee composed of the disinterested members of the Board of Directors of the Parent and, if requested by the Administrative Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 6.1(b), and (iii) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

“Covered Obligations” means obligations or liabilities not constituting Indebtedness that (a) exceed the Threshold Amount and (b) are accrued as liabilities on the balance sheet of a Person in accordance with GAAP.

“Daily Simple SOFR Rate” means, for any day (a “Daily Simple SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “Daily Simple SOFR Determination Date”) that is five U.S. Government Securities Business Days prior to (a) if such Daily Simple SOFR Rate Day is a U.S. Government Securities Business Day, such Daily Simple SOFR Rate Day or (b) if such Daily Simple SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Daily Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.  If, by 3:00 p.m. on the second U.S. Government Securities Business Day immediately following any Daily Simple SOFR Determination Date, SOFR in respect of such Daily Simple SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Transition Event with respect to the Daily Simple SOFR Rate has not occurred, then the SOFR for such Daily Simple SOFR Determination Date will be the SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of the calculation of the Daily Simple SOFR Rate for no more than three consecutive Daily Simple SOFR Rate Days.  Any change in the Daily Simple SOFR Rate due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower or any other Person.

“Daily Simple SOFR Rate Loan” means a portion of the Term Loan bearing interest calculated in accordance with the Daily Simple SOFR Rate Option.  A Daily Simple SOFR Rate Loan is not subject to an Interest Period.

“Daily Simple SOFR Rate Option” means the option of the Borrower to have all or any portion of the Term Loan bear interest at the rate and under the terms set forth in Section 2.2(a)(iv).

“Debt Incurrence” means the incurrence by the Parent or any of its Subsidiaries on or after the Closing Date of any Indebtedness other than the Obligations.

“Debt to Capitalization Ratio” means, as of the end of any date of determination, the ratio, represented as a percentage, of (a) the remainder of (i) Consolidated Funded Indebtedness as of such date minus (ii) any unrestricted cash (the amount of which shall be calculated net of any anticipated taxes), Cash Equivalents and readily-marketable debt and equity securities of the Consolidated Group that are reasonably acceptable to the Administrative Agent as of such date to (b) the sum of (i) Consolidated Funded Indebtedness as of such date plus Shareholders’ Equity.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, winding-up or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

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“Default” means any event or condition that with notice or passage of time, or both, would constitute an Event of Default.

“Default Rate” means, as of any date of determination, the following: (a) with respect to any portion of the Term Loan subject to the Base Rate Option, the rate determined in accordance with the Base Rate Option as of such date plus an additional margin of 2.0% per annum, (b) with respect to any portion of the Term Loan subject to the Term SOFR Rate Option, the rate determined in accordance with the Term SOFR Rate Option as of such date plus an additional margin of 2.0% per annum, (c) with respect to any portion of the Term Loan subject to the Daily Simple SOFR Rate Option, the rate determined in accordance with the Daily Simple SOFR Rate Option as of such date plus an additional margin of 2.0% per annum, (d) with respect to any portion of the Term Loan subject to the Quoted Rate Option, the rate determined in accordance with the Quoted Rate Option as of such date plus an additional margin of 2.0% per annum and (e) for all other Obligations, the rate determined in accordance with the Base Rate Option as of such date plus an additional margin of 2.0% per annum.

“Defaulting Lender” means, subject to Section 2.12(b), any Lender that (i) has failed to (a) fund all or any portion of the Term Loan within two Business Days of the date the Term Loan is required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (b) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (ii) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund the Term Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (iii) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (iv) has, or has a direct or indirect parent company that has, (a) become the subject of a proceeding under any Debtor Relief Law, or (b) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (i) through (iv) above shall be conclusive and binding absent manifest error, and, subject to any cure rights expressly provided above, such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.12) upon delivery of written notice of such determination to the Borrower and each Lender.

“Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware.

“Delaware Divided LLC” means any Delaware LLC which has been formed upon the

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consummation of a Delaware LLC Division.

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.

“Designated Jurisdiction” shall mean at any time, any country that is subject to comprehensive economic sanctions by the United States that broadly restrict trade and investment with that country. As of the Closing Date, the following countries are “Designated Jurisdictions”: Cuba, Iran, North Korea, Sudan and Syria.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property or asset by any Person, including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division.

“Dollar,” “Dollars,” “U.S. Dollars” and the symbol “$” means lawful money of the United States of America.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.8(b)(iii), 11.8(b)(v) and 11.8(b)(vi) (subject to such consents, if any, as may be required under Section 11.8(b)(iii)).

“Environmental Laws” means any and all applicable current and future federal, state, local and foreign Laws and any consent decrees, concessions, permits, grants, franchises, licenses, agreements or other restrictions of a Governmental Authority or common Law causes of action relating to: (a) protection of the environment or natural resources from, or emissions, discharges, releases or threatened releases of, Hazardous Materials in the environment including ambient air, surface, water, ground water or land, (b) the generation, handling, use, labeling, disposal, transportation, reclamation and remediation of Hazardous Materials; (c) human health as affected by Hazardous Materials; (d) the protection of endangered or threatened species; and (e) the protection of environmentally sensitive areas.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any other Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law; (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials; (c) exposure to any Hazardous Materials; (d) the release or threatened release of any Hazardous Materials into the environment; or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equity Issuance” means any issuance by Parent of any of its Equity Interests at any time after the Closing Date.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

“ERISA Affiliate” means, at any time, any trade or business (whether or not incorporated) under common control with any Loan Party such that such trade or business, together with such Loan Party and all other ERISA Affiliates, are treated as a single employer under Section 414 of the Code and Section 4001(b)(1) of ERISA.

“ERISA Event” means (i) a reportable event (under Section 4043 of ERISA and regulations thereunder) with respect to a Pension Plan; (ii) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (iii) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (iv) the filing of a notice of intent to terminate, the treatment of an amendment to a Pension Plan or a Multiemployer Plan as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (v) an event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (vi) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; or (vii) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA.

“Event of Default” means any of the events described in Section 9.1 and referred to therein as an “Event of Default.”

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 12.10 and any other “keepwell, support or other agreements” for the benefit of such Guarantor) at the time the Guaranty of, or the grant of such security interest by, such Guarantor becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or grant of security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Term Loan or Commitment pursuant to a Law in effect on the date on which such Lender acquires such interest in the Term Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.6(a) or 3.6(b) such Lender changes its lending office, except in

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each case to the extent that, pursuant to Section 3.2, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 3.2 and (iv) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Farm Credit Equities” has the meaning specified in Section 6.9.

“Farm Credit Lender” means a federally chartered Farm Credit System lending institution organized under the Farm Credit Act of 1971, as the same may be amended or supplemented from time to time.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the greater of (a) the rate of interest per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on such date, or if no such rate is so published on such day, on the most recent day preceding such day on which such rate is so published and (b) 0%.

“Fee Letter” means that certain mandate letter dated as of August 22, 2018 between the Borrower, Parent and the Administrative Agent, together with any other fee letters entered into between the Borrower and the Administrative Agent from time to time.

“Floor” means a rate of interest equal to 0.00%.

“Foreign Lender” means (i) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (ii) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

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“Guaranteed Liabilities” means (a) the prompt Payment in Full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower or any other Loan Party to any one or more of the Administrative Agent or Lenders, including principal, interest, premiums and fees (including all reasonable fees and expenses of counsel) and (b) the prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower and each other Loan Party under the Credit Agreement, the Notes and all other Loan Documents to which it is a party.

“Guarantor” means each of the parties to this Agreement that is designated as a “Guarantor” on the signature page hereof and each other Person that joins this Agreement as a Guarantor after the date hereof.

“Guarantors’ Obligations” means the obligations of the Guarantors to the Administrative Agent and Lenders under Article XII.

“Guaranty” or “Guarantee” means, with respect to any Person, without duplication, any obligation, contingent or otherwise, of such Person pursuant to which such Person has directly or indirectly guaranteed or had the economic effect of guaranteeing any Indebtedness or Covered Obligations of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or Covered Obligations (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise), (b) to purchase or lease property or services for the purpose of assuring another Person’s payment or performance of any Indebtedness or Covered Obligations, (c) to maintain the working capital of such Person to permit such Person to pay such Indebtedness or Covered Obligations or (d) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or Covered Obligations of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty/Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. Unless otherwise specified, the amount of any Guaranty shall be deemed to be the lesser of the principal amount of the Indebtedness or Covered Obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guaranty.

“Hazardous Materials” means (i) any explosive or radioactive substances, materials or wastes, and (ii) any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under, or that could reasonably be expected to give rise to liability under, any applicable Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products.

“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and

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Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement.

“Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(i)all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(ii)all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(iii)all net obligations of such Person under each Hedge Agreement to which it is a party (provided, that the amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date);

(iv)all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

(v)obligations (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such obligations shall have been assumed by such Person or is limited in recourse;

(vi)all obligations of such Person under Capital Leases and all its Synthetic Lease Obligations;

(vii)all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(viii)all Guarantees of such Person in respect of any of the foregoing.

“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any other Loan Party under any Loan Document and (ii) to the extent not otherwise described in the preceding clause (i), Other Taxes.

“Indemnitee” has the meaning specified in Section 11.3.

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“Information” has the meaning specified in Section 11.9.

“Intellectual Property” means patents, trademarks, copyrights and any other assets of the Borrower.

“Interest Payment Date” means the first day of each calendar quarter after the date hereof and on the Maturity Date.

“Interest Period” means the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have all or any portion of the Term Loan bear interest under the Term SOFR Rate Option.  Subject to the last sentence of this definition, such period shall be one, three, six or, to the extent made available by all the Lenders, twelve months.  Such Interest Period shall commence as set forth in Section 2.3.  Notwithstanding the second sentence hereof: (i) any Interest Period that would otherwise end on a date that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) the Borrower shall not select, convert to or renew an Interest Period for all or any portion of the Term Loan that would end after the Maturity Date and (iii) if any Interest Period begins on the last Business Day of a month or on a day of a month for which there is no numerically corresponding day in the month in which such Interest Period is to end, such Interest Period shall be deemed to end on the last Business Day of the final month of such Interest Period.

“Interest Rate Hedge” means a Hedge Agreement entered into by a Person in order to provide protection to, or minimize the impact upon, such Person as its Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

“Interest Rate Option” means (a) the Term SOFR Rate Option, (b) the Daily Simple SOFR Rate Option, (c) the Base Rate Option or (d) the Quoted Rate Option.

“Investment” means, with respect to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness or Equity Interest in, another Person, including any partnership or Joint Venture interest in such other Person and any arrangement pursuant to which the investor Guarantees any Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

“Joint Lead Arranger” means Farm Credit Services of America, PCA in its capacity as Joint Lead Arranger.

“Joint Venture” means any Person (other than a Subsidiary or a Consolidated Entity) in which the Parent or its Subsidiaries owns more than five percent (5%) of such Person’s Equity Interests.

“Law” means any law (including common law and Environmental Laws), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award by or settlement agreement with any Governmental Authority.

“Lead Arranger” means CoBank, ACB, in its capacity as Lead Arranger and Sole Bookrunner.

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“Lenders” means each of the financial institutions from time to time party hereto as a lender and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, lien (statutory or otherwise), security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

“Loan Documents” means this Agreement, the Fee Letter, the Notes, if any, and any other instruments, certificates or documents delivered in connection herewith or therewith, all as amended, restated, reaffirmed, reconfirmed, replaced, substituted or otherwise modified from time to time.

“Loan Parties” means the Borrower, the Parent and any other Guarantors.

“Loan Request” means a request for the Term Loan that sets forth the information required pursuant to Section 2.1(b).

“Material Adverse Change” means any circumstance or event, or series of circumstances or events, that has or could reasonably be expected to have a material adverse effect upon (i) the business, properties, assets, condition (financial or otherwise), operations, liabilities (actual or contingent) or prospects of the Borrower or the Parent, individually, or the Consolidated Group, taken as a whole, (ii) the legality, binding effect, validity or enforceability of this Agreement or any other Loan Document, (iii) the ability of the Borrower or the Parent, individually, or the Consolidated Group, taken as a whole, to duly and punctually pay or perform any of the Obligations, or (iv) the ability of the Administrative Agent or any Lender to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

“Material Agreement” means any agreement that would be a “material contract” as defined in Item 601(b)(10) of Regulation S-K, promulgated pursuant to the Securities Act of 1933, but excluding subsections (ii) and (iii) thereof.

“Material Indebtedness” means Indebtedness (other than the Obligations) in an aggregate principal amount exceeding the Threshold Amount.

“Material Subsidiary” means a Subsidiary of the Parent that (a) at the end of the most recently completed fiscal year, constituted more than ten percent (10%) of consolidated total assets (as shown on the Parent’s consolidated balance sheet) or Shareholders’ Equity or (b) accounted for more than ten percent (10%) of the revenues of the Consolidated Group, determined on a consolidated basis, in respect of the most recently completed fiscal year.

“Maturity Date” means, the earlier of (i) the date of acceleration of the Obligations in accordance with Section 9.2 and (ii) September 25, 2028.

“Maximum Rate” has the meaning specified in Section 11.14.

“Moody’s” means Moody’s Investors Service, Inc., or any successor or assignee thereof in the business of rating securities and debt.

“Multiemployer Plan” means any employee benefit plan that is a “multiemployer plan” within the

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meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any ERISA Affiliate is then making or accruing an obligation to make contributions or, within the preceding five (5) plan years of such Multiemployer Plan, has made or had an obligation to make such contributions.

“Net Cash Proceeds” means:

(i)in the case of any Equity Issuance or Debt Incurrence, an amount equal to: (a) the aggregate amount of all cash payments received by any Loan Party in respect of such Equity Issuance or Debt Incurrence, as applicable, minus (b) customary, bona fide, out-of-pocket direct costs incurred by such Loan Party in connection such issuance;

(ii)with respect to any Casualty Event, an amount equal to: (a) cash payments received by any Loan Party from such Casualty Event, minus (b) all customary, bona fide, out-of-pocket direct costs incurred by such Loan Party in connection with collecting such cash payments minus (c) the principal amount of any Indebtedness secured by such asset and that is required to be repaid in connection therewith (to the extent such Indebtedness and any Liens securing such Indebtedness are permitted by this Agreement); and

(iii)with respect to any Disposition, an amount equal to: (a) cash payments received by any Loan Party from such Disposition, minus (b) all income taxes and other taxes assessed by a Governmental Authority as a result of such transaction, minus (c) all customary, bona fide, out-of-pocket direct transaction costs incurred by such Loan Party in connection with such Disposition minus (d) the principal amount of any Indebtedness secured by such asset and that is required to be repaid in connection therewith (to the extent such Indebtedness and any Liens securing such Indebtedness are permitted by this Agreement), minus (e) the amount of any holdbacks and escrows established in connection therewith.

“Non-Consenting Lender” has the meaning specified in Section 11.1.

“Non-Material Subsidiary” means a Subsidiary that is not a Material Subsidiary.

“Notes” means, the Term Loan Notes.

“Obligation” means any obligation or liability of any of the Loan Parties (other than Excluded Swap Obligations), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, if any, the Fee Letter or any other Loan Document whether to the Administrative Agent, any of the Lenders or their Affiliates or other persons provided for under such Loan Documents, including interest and fees that accrue after the commencement of any Relief Proceedings with respect to any Loan Party.

“Official Body” means (i) any Governmental Authority and (ii) any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Organizational Documents” means the certificate or articles of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Person.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than

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connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in the Term Loan or Loan Document).

“Other Information” has the meaning specified in Section 12.9.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6).

“Parent” means Seaboard Corporation, a Delaware corporation.

“Participant” has the meaning specified in Section 11.8(d).

“Participant Register” has the meaning specified in Section 11.8(d).

“Payment In Full” means, with respect to the Obligations, the payment in full in cash of the Term Loan and other Obligations hereunder and the termination of the Commitments.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor entity performing similar functions.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code, and either (i) is sponsored or maintained by any Loan Party or any ERISA Affiliate for employees of such Loan Party or any ERISA Affiliate, (ii) has at any time within the preceding five (5) years been sponsored or maintained by such Loan Party or any entity which was at such time an ERISA Affiliate for employees of such Loan Party or of any entity which was at such time an ERISA Affiliate, or (iii) to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years.

“Permitted Liens” means:

(i)Liens, if any, granted to Administrative Agent for the benefit of Lenders pursuant to any Loan Document;

(ii)Liens for taxes, assessments, or similar charges and levies of any Governmental Authority not yet due or which are being diligently contested in good faith by appropriate and lawful proceedings that suspend enforcement of such Liens and for which adequate reserves or other appropriate provisions in accordance with GAAP have been set aside on such Loan Party’s books;

(iii)pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s

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compensation, unemployment insurance, old-age pensions or other social security programs, other than any Lien imposed by ERISA;

(iv)Liens of mechanics, materialmen, warehousemen, carriers, suppliers, landlords or other like Liens that are incurred in the ordinary course of business and either (i) secure obligations that are not overdue by more than thirty (30) days or (ii) are being diligently contested in good faith by appropriate and lawful proceedings that suspend enforcement of such Liens and for which adequate reserves or other appropriate provisions in accordance with GAAP have been set aside on such Loan Party’s books;

(v)good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, trade contracts (other than Indebtedness) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, performance or other similar bonds required in the ordinary course of business;

(vi)encumbrances consisting of zoning restrictions, easements, right-of-way or other encumbrances, title defects and restrictions on the use of real property that in the aggregate are not substantial in amount and none of which materially impairs the use of such property or the value thereof, none of which is violated in any material respect by existing or proposed structures or land use and which do not interfere with the ordinary conduct of the business of the applicable Loan Party;

(vii)Liens securing Indebtedness (including renewals, extensions and refinancings thereof) on property in existence at the time such property is acquired by Parent or a Subsidiary of Parent in connection with an Acquisition not prohibited herein; provided, that such Liens do not at any time encumber any property other than the property so acquired;

(viii)Liens securing Indebtedness permitted under Section 7.1(h), provided, that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

(ix)statutory Liens of each applicable Farm Credit Lender in its Farm Credit Equities;

(x)Liens under UCC § 4-210, Liens in deposit accounts or in other assets in the possession of a financial institution created under the deposit agreement, treasury management agreement or similar agreement of any financial institution at which a Loan Party or a Subsidiary of a Loan Party maintains a deposit account, Liens in securities accounts or other assets in the possession of a securities intermediary created under the account agreement of any securities intermediary at which a Loan Party or a Subsidiary of a Loan Party maintains a securities account and Liens in commodities accounts or in other assets in the possession of a commodities intermediary created under the account agreement of any commodities intermediary at which a Loan Party or a Subsidiary of a Loan Party maintains a commodities account;

(xi)Liens on property owned by a Subsidiary, provided that such Liens secure only obligations owing to the Parent or a wholly owned Subsidiary;

(xii)Liens resulting from judgments or orders not constituting an Event of Default under Section 9.1(f); and

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(xiii)Liens that do not otherwise constitute “Permitted Liens”; provided, that the aggregate amount of Indebtedness secured by Liens permitted by this clause (xiii) shall not at any time exceed 15% of Consolidated Tangible Net Worth determined at such time.

“Permitted Lines of Business” means (a) meat (including chicken, turkey, beef, lamb and pork), poultry and seafood production, processing and marketing, (b) ocean, ground and rail transportation and related support, (c) animal feed production and processing, (d) flour and feed milling, (e) power production, (f) commodity merchandising, (g) baking, (h) fruit and vegetable production and processing, (i) sugar production and processing, (j) the production, transportation and marketing of alternative energy products (including bio-diesel and ethanol) and (k) the holding of cash and other marketable investments held to generate profits or for future use by the Consolidated Group in connection with any of the aforementioned Permitted Lines of Business.

“Person” means any natural person, corporation, company, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, Official Body, or any other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Loan Party or any ERISA Affiliate or any such Plan to which any Loan Party or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Plan Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pricing Grid” means the table and text set forth in Schedule 1. For purposes of determining the Applicable Margin:

(i)The Applicable Margins shall be set at Level I until receipt of the Compliance Certificate for the measurement period ending September 30, 2018.

(ii)The Applicable Margins shall be recomputed as of the end of each fiscal quarter ending after the measurement period ending on September 30, 2018 based on the Debt to Capitalization Ratio as of such quarter end. Any increase or decrease in the Applicable Margins computed as of a quarter end shall be effective no later than five (5) Business Days following the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 6.1(c).  If a Compliance Certificate is not delivered when due in accordance with such Section 6.1(c), then the rates in Level III shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. Notwithstanding anything contained in this definition to the contrary, to the extent that the Applicable Margins shall change as a result of operation of this subsection (ii), such change shall not apply to any existing Term SOFR Rate Loan until such time as the current Interest Period with respect to such Term SOFR Rate Loan expires.

(iii)If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Debt to Capitalization Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Debt to Capitalization Ratio would have resulted in higher pricing

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for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender, as the case may be, under Section 2.9, Section 3.5, or Article VIII.

“Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent in its reasonable discretion) or any similar release by the Board (as determined by the Administrative Agent in its reasonable discretion).  Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective without the necessity of notice provided to the Borrower or any other Person.

“Principal Office” means the main banking office of the Administrative Agent in Greenwood Village, Colorado, or such other banking office as may be designated by the Administrative Agent from time to time.

“Pro Rata Share” means, as of any date of determination, the proportion that the outstanding principal amount the Term Loan as of such date bears to the aggregate outstanding principal amount of the Term Loan as of such date.

“Purchase Money Security Interest” means Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Quoted Rate” means, with respect to all or a portion of the Term Loan, in each case in a minimum principal amount of at least $5,000,000, a fixed rate per annum to be quoted by the Administrative Agent, with the prior written consent of each Lender, which rate may be fixed on such balances and for such periods as may be agreeable to the Administrative Agent. In no event shall the Quoted Rate be less than zero.

“Quoted Rate Loan” means a portion of the Term Loan bearing interest calculated in accordance with the Quoted Rate Option.

“Quoted Rate Option” means the option under Section 2.2(a)(iii).

“Quoted Rate Period” means a period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder to have all or a portion of the Term Loan bear interest at a

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Quoted Rate. Subject to the penultimate sentence of this definition, each such period shall be for a minimum of one (1) year. The Quoted Rate Period with respect to any portion of the Term Loan shall commence on the effective date of the applicable Quoted Rate Option election, which shall be the date of conversion to a Quoted Rate of any existing portion of the Term Loan. Notwithstanding the second sentence of this definition, if the Quoted Rate Period, with respect to a portion of the Term Loan, would otherwise end on a date that is not a Business Day, it shall be extended to the next succeeding Business Day. The Borrower shall not select or convert to a Quoted Rate Period that would end after the Maturity Date.

“Recipient” means (i) the Administrative Agent and (ii) any Lender, as applicable.

“Related Agreements” has the meaning specified in Section 12.3(a).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means the Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board or the Federal Reserve Bank of New York, or any successor thereto.

“Relief Proceeding” means any proceeding seeking a decree or order for relief in respect of any Person, or all or substantially all of its property, in a voluntary or involuntary case under any applicable Debtor Relief Laws.

“Required Lenders” means, at any time, Lenders (other than Defaulting Lenders) having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Resignation Effective Date” has the meaning specified in Section 10.8.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Parent or any of its Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Parent’s stockholders, partners or members (or the equivalent Person thereof).

“Sanctioned Person” shall mean, at any time, any Person listed in any sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

“Sanctions” shall mean any sanction administered or enforced from time to time by the United States Government (including without limitation, OFAC), the United Nations Security Council and the European Union or His Majesty’s Treasury of the United Kingdom.

“Shareholders’ Equity” means, as of any date of determination, Consolidated shareholders’ equity of the Consolidated Group as of that date determined in accordance with GAAP.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

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“SOFR Adjustment” means a percentage per annum equal to, as applicable, (a) as to the Adjusted Daily Simple SOFR Rate, 0.100%, and (b) as to the Adjusted Term SOFR Rate for the applicable Interest Period, as set forth below:

Interest Period	Percentage
One month	0.100%
Three months	0.150%
Six months	0.250%
Twelve months	As mutually agreed in writing among the Administrative Agent, all Lenders and the Borrower

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Solvent” means, with respect to any Person on any date of determination, taking into account such right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Standard & Poor’s” means Standard & Poor’s Ratings Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., or any successor or assignee of the business of such division in the business of rating securities and debt.

“Subsidiary” of any Person at any time means any corporation, trust, partnership, any limited liability company or other business entity of which more than 50% of the outstanding Voting Equity Interests is at such time owned, directly or indirectly through one or more intermediaries, by such Person or one or more of such Person’s Subsidiaries.

“Subsidiary Equity Interests” has the meaning specified in Section 5.6.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section la(47) of the Commodity Exchange Act.

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“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, for tax purposes or otherwise upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Tax Compliance Certificate” means a tax certificate substantially in the form of Exhibit E-1, E-2, E-3 or E-4 hereto, as applicable, prepared and delivered by any Lender in accordance with Section 3.2(f).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” has the meaning specified in Section 2.1.

“Term Loan Commitment” means, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B), as such Commitment is thereafter assigned or modified and “Term Loan Commitments” means the aggregate Term Loan Commitments of all of the Lenders. As of the Closing Date, the aggregate amount of the Term Loan Commitments of the Lenders is $700,000,000.

“Term Loan Facility” means the Term Loan facility established pursuant to Section 2.1.

“Term Loan Notes” means the promissory notes of the Borrower substantially in the form of Exhibit B.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Rate” means,

(a)for any calculation with respect to a Term SOFR Rate Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 3:00 p.m. on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Transition Event with respect to the Term SOFR Reference Rate has not occurred, then the Term SOFR Rate will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; or

(b)for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 3:00 p.m. on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the

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applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Transition Event with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR Rate will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.

“Term SOFR Rate Loan” means a portion of the Term Loan bearing interest calculated in accordance with the Term SOFR Rate Option, other than pursuant to clause (c) of the definition of “Base Rate”.  A Term SOFR Rate Loan is subject to an Interest Period.

“Term SOFR Rate Option” means the option of the Borrower to have all or any portion of the Term Loan bear interest at the rate and under the terms set forth in Section 2.2(a)(ii).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Termination Date” means the date as of which all of the following shall have occurred: (a) all Commitments under this Agreement have terminated, and (b) all Obligations have been paid in full (other than contingent indemnification obligations).

“Threshold Amount” means $100,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the outstanding Pro Rata Share of the Term Loan of such Lender at such time.

“UCC” means the Uniform Commercial Code as in effect in the State of Colorado.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“U.S. Borrower” means any Borrower that is a U.S. Person.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Voting Equity Interests” means Equity Interests normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency that does or may suspend or dilute the voting rights).

“Voting Participant” has the meaning specified in Section 11.8(d).

“Voting Participant Notice” has the meaning specified in Section 11.8(d).

“Withholding Agent” means (a) the Borrower or any other Loan Party and (b) the Administrative

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Agent.

1.2Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (a) references to the plural include the singular, the plural, the part and the whole; (b) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (c) the words “hereof” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (d) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (e) reference to any Person includes such Person’s successors and assigns; (f) reference to any agreement, including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto, document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, substituted for, superseded or restated at any time and from time to time; (g) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (i) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document; (j) any pronoun shall include the corresponding masculine, feminine and neuter terms; (k) reference to any Law or regulation herein shall refer to such Law or regulation as amended, modified or supplemented from time to time; (l) the word “will” shall be construed to have the same meaning and effect as the word “shall”; and (m) unless otherwise specified, all references herein to times of day shall be references to Denver, Colorado time.

1.3Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters (including financial ratios and other financial covenants) and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), applied on a consistent basis and, except as expressly provided herein, in a manner consistent with that used in preparing audited financial statements in accordance with Section 6.1(b) and all accounting or financial terms have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms (and all defined terms used in the definition of any accounting term) have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the financial statements referred to in Section 5.10. In the event of any change after the date hereof in GAAP, and if such change would affect the computation of any of the financial covenants set forth in Article VIII, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would preserve the original intent thereof, but would allow compliance therewith to be determined in accordance with the Borrower’s financial statements at that time, provided that until so amended such financial covenants shall continue to be computed in accordance with GAAP prior to such change therein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. For purposes of determining compliance with any covenant contained herein, whether a lease constitutes a capital lease, and whether obligations arising under such lease are required to be capitalized on the balance sheet of the lessee thereunder and/or recognized as interest expense in such lessee’s financial statements, shall be determined in all material respects in accordance with GAAP as in effect on December 31, 2017 notwithstanding any modification or interpretive change occurring thereafter.

1.4UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise

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defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.

1.5Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.6Covenant Compliance Generally. For purposes of determining compliance under Article VIII, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in the most recent annual financial statements of Parent and its Subsidiaries delivered pursuant to Section 6.1(b). Notwithstanding the foregoing, for purposes of determining compliance with Article VII, with respect to any covenant with respect to the amount of Indebtedness or investment in a currency other than Dollars, no breach of any basket contained therein shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or investment is incurred; provided, that for the avoidance of doubt, the result of any changes in rates of exchange occurring after the time such Indebtedness or investment is incurred shall otherwise apply in all other cases, including determining whether any additional Indebtedness or investment may be incurred at any time in accordance with Article VII and for purposes of calculating financial ratios in accordance with Article VIII.

IICREDIT FACILITY

2.1Term Loan.

(a)Term Loan Commitments. Subject to the terms and conditions hereof, and relying upon the representations and warranties of the Loan Parties set forth herein and in the other Loan Documents, each Lender severally agrees to make a single term loan (the “Term Loan”) to the Borrower on the Closing Date in such principal amount as the Borrower shall request up to, but not exceeding the lesser of (i) such Lender’s Term Loan Commitment or (ii) such Lender’s Pro Rata Share of the Term Loan.

(b)Loan Request. The Borrower shall request the Lenders to make the Term Loans by delivering to the Administrative Agent, not later than 11:00 a.m., (i) three (3) U.S. Government Securities Business Days prior to the expected Closing Date if the Borrower is requesting that the Term Loan be subject to the Term SOFR Rate Option, (ii) three (3) Business Days prior to the expected Closing Date if the Borrower is requesting that the Term Loan be subject to the Quoted Rate Option, (iii) one (1) Business Day prior to the expected Closing Date if the Borrower is requesting that the Term Loan be subject to the Base Rate Option, and (iv) one (1) U.S. Government Securities Business Day prior to the expected Closing Date if the Borrower is requesting that the Term Loan be subject to the Daily Simple SOFR Rate Option, a duly completed Loan Request. Such Loan Request shall be subject to the occurrence of the Closing Date but otherwise shall be irrevocable and shall specify (x) the Interest Period, if applicable, and (y) whether the Term Loan shall be subject to the Term SOFR Rate Option, the Quoted Rate Option, the Daily Simple SOFR Rate Option or the Base Rate Option.

(c)Nature of Lenders’ Obligations with Respect to the Term Loan. The failure of any Lender to make the Term Loan shall not relieve any other Lender of its obligations to make the Term Loan nor shall it impose any additional liability on any other Lender hereunder. The Lenders shall have no obligation to make the Term Loan or any other loan hereunder after the Closing Date. The Term Loan Commitments are not revolving commitments, and the Borrower shall not have the

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right to repay and reborrow under Section 2.1.

(d)Single Advance. The entire amount of the Term Loan shall be advanced as a single advance and any principal amount of the Term Loan repaid may not be readvanced.

(e)Repayment of Term Loan. In addition to any prepayments or repayments made pursuant to Section 2.9 and Section 2.10, the Borrower shall repay the aggregate outstanding principal balance of the Term Loan in quarterly principal payments on the dates and in the amounts set forth in Schedule 2.1 hereto. Notwithstanding anything herein to the contrary, the entire outstanding principal balance of the Term Loan shall be due and payable in full in cash on the Maturity Date.

2.2Interest Rate Provisions. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Term Loan, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply to different Borrowings at any time outstanding and may convert to or renew one or more Interest Rate Options with respect to all or any portion of any Borrowing at any time outstanding; provided that there shall not be at any one time outstanding more than seven (7) Borrowings of Term SOFR Rate Loans, and provided, further, that if a Default or an Event of Default has occurred and is continuing, the Borrower may not request, convert to or renew any Term SOFR Rate Loans, Daily Simple SOFR Rate Loans or Quoted Rate Loans.  If at any time the designated rate applicable to the Term Loan (or any portion thereof) made by any Lender exceeds the Maximum Rate, the rate of interest on such Lender’s Pro Rata Share of the Term Loan shall be limited to such Lender’s Maximum Rate.

(a)Interest Rate Options. Subject to the limitations set forth in Section 3.4, the Borrower shall have the right to select from the following Interest Rate Options applicable to all or any portion of the Term Loan:

(i)Base Rate Option: An option to pay interest at a fluctuating rate per annum equal to the Base Rate in effect as of any date of determination plus the Applicable Margin as of such date;

(ii)Term SOFR Rate Option: An option to pay interest at a fluctuating rate per annum equal to the Adjusted Term SOFR Rate with respect to the applicable Interest Period and as in effect as of any date of determination plus the Applicable Margin as of such date;

(iii)Quoted Rate Option: An option to pay interest at a fixed rate per annum equal to the Quoted Rate with respect to the applicable Quoted Rate Period and as in effect as of any date of determination; or

(iv)Daily Simple SOFR Rate Option: An option to pay interest at a fluctuating rate per annum equal to the Adjusted Daily Simple SOFR Rate in effect as of any date of determination plus the Applicable Margin as of such date.

(b)Day Count Basis. Interest and fees shall be calculated on the basis of a 360-day year for the actual number of days elapsed (which results in more interest or fees, as the case may be, being paid than if calculated on the basis of a 365-day year); provided that interest with respect to Base Rate Loans incurring interest based on the Prime Rate shall be calculated on the basis of a 365/366 day year. The date of funding or conversion of a Term SOFR Rate Loan, Daily Simple SOFR Rate Loan or Quoted Rate Loan to a Base Rate Loan, and the first day of an Interest Period or Quoted Rate Period shall be included in the calculation of interest. The date of payment of the

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Term Loan and the last day of an Interest Period or Quoted Rate Period shall be excluded from the calculation of interest; provided, if the Term Loan is repaid on the same day that it is made, one (1) day’s interest shall be charged.

2.3Interest Periods and Quoted Rate Period. In order to convert all or any portion of the Term Loan from one Interest Rate Option to another Interest Rate Option, continue all or any portion of the Term Loan under the Term SOFR Rate Option or the Quoted Rate Option or convert or select a different Interest Period for all or any portion of the Term Loan, the Borrower shall deliver to the Administrative Agent a duly completed, written request therefor substantially in the form of Exhibit C (each, a “Conversion or Continuation Notice”) not later than 11:00 a.m. (i) with respect to a conversion to a Term SOFR Rate Loan or a Daily Simple SOFR Rate Loan or a continuation of a Term SOFR Rate Loan, at least three (3) U.S. Government Securities Business Days prior to the proposed effective date of such conversion or continuation, and (ii) with respect to a conversion to a Base Rate Loan or a Quoted Rate Loan or a continuation of a Quoted Rate Loan, at least three (3) Business Days prior to the proposed effective date of such conversion or continuation. The Conversion or Continuation Notice shall specify (i) the principal amount of the Term Loan subject to such request, and, if the Term SOFR Rate Option or Quoted Rate Option is to be converted or continued, the last day of the current Interest Period or Quoted Rate Period, as applicable, for the Term Loan (or portion of the Term Loan), (ii) the proposed effective date of such conversion or continuation (which shall be a Business Day), (iii) whether the Borrower is requesting a continuation of the Term SOFR Rate Option or Quoted Rate Option, a conversion from one Interest Rate Option to another Interest Rate Option or an Interest Period conversion is requested, and (iv) if applicable, the requested Interest Period or Quoted Rate Period. In addition, the following provisions shall apply to any continuation of or conversion of any Interest Rate Option:

(a)Amount of Loans. After giving effect to such conversion or continuation, each Borrowing of Base Rate Loans or Daily Simple SOFR Rate Loans, if any, shall be in an amount not less than $1,000,000, and each Borrowing of Term SOFR Rate Loans or Quoted Rate Loans, if any, shall be in an amount not less than $5,000,000.

(b)Commencement of Interest Period or Quoted Rate Period.

(i)If all or any portion of the Term Loan is initially made under the Term SOFR Rate Option or Daily Simple SOFR Rate Option, is converted to or continued at the Term SOFR Rate Option or Daily Simple SOFR Rate Option, or an Interest Period for all or any portion of the Term Loan is converted, the Interest Period shall commence on the Closing Date, date of continuation of or conversion to the Term SOFR Rate Option or the Daily Simple SOFR Rate Option, or date of conversion of the Interest Period, as applicable, and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires. Upon a conversion from the Term SOFR Rate Option or the Daily Simple SOFR Rate Option to another Interest Rate Option, interest at the other Interest Rate Option shall commence on the last day of the existing Interest Period.

(ii)If all or any portion of the Term Loan is initially made under the Quoted Rate Option or is converted to the Quoted Rate Option, the Quoted Rate Period shall commence on the Closing Date or date of continuation of or conversion to the Quoted Rate Option, as applicable, and, in the case of immediately successive Quoted Rate Periods, each successive Quoted Rate Period shall commence on the date on which the immediately preceding Quoted Rate Period expires. Upon a conversion from the Quoted Rate Option to another Interest Rate Option, interest at the other Interest Rate Option shall commence on the last day of the existing Quoted Rate Period.

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(c)Selection of Interest Rate Options.

(iii)If the Borrower elects to continue a Term SOFR Rate Loan but fails to select a new Interest Period to apply thereto, then a one month Interest Period automatically shall apply.

(iv)If the Borrower fails to duly request the continuation of any Borrowing consisting of Term SOFR Rate Loans or Quoted Rate Loans on or before the date specified and otherwise in accordance with the provisions of this Section 2.3, then the Interest Rate Option automatically shall be converted to the Base Rate Option.

(d)Quoted Rate Loan. There shall only be one (1) Quoted Rate Period in effect at any time.

2.4Making of the Term Loan.

(a)Notifications and Payments. Prior to the Closing Date, the Administrative Agent shall notify the Lenders of the apportionment among the Lenders of the Term Loan as determined by the Administrative Agent in accordance with this Section 2.4. Each applicable Lender shall remit the principal amount of their Pro Rata Share of the Term Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to the terms and conditions of Section 2.1 fund the Term Loan to the Borrower in U.S. Dollars and immediately available funds to the Borrower’s account specified in the Loan Request prior to 2:00 p.m. on the Closing Date.

(b)Pro Rata Treatment of Lenders. The aggregate amount of the Term Loan shall be allocated to each Lender according to such Lender’s Pro Rata Share thereof, and each selection of or conversion to any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal and interest due from the Borrower hereunder to the Lenders shall (except as otherwise may be provided with respect to a Defaulting Lender and except as provided in Section 3.1 or Section 3.6) be payable ratably among the Lenders in accordance with the amount of principal and interest then due or payable such Lenders as set forth in this Agreement.

(c)Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed Closing Date that such Lender will not make available to the Administrative Agent such Lender’s share of the Term Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.1, and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Term Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate then applicable under the Base Rate Option. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. If the Borrower and such Lender pay such interest for the same period, the Administrative Agent promptly shall remit to the Borrower the amount of interest paid by Borrower for such overlapping period. Nothing in this Section 2.4(c) or elsewhere in this

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Agreement or the other Loan Documents, including the provisions of Section 2.11, shall be deemed to require the Administrative Agent (or any other Lender) to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

2.5Fees. The Borrower agrees to pay to the Administrative Agent such fees as agreed to in the Fee Letter.

2.6Notes. The obligation of the Borrower to repay the aggregate unpaid principal amount of the portion of the Term Loan made to it by each Lender, together with interest thereon, shall, at the request of the applicable Lender, be evidenced by a Term Loan Note dated as of the Closing Date payable to the order of such Lender in a face amount equal to the Term Loan Commitment of such Lender. The Borrower hereby unconditionally promises to pay, to the order of each of the Lenders and the Administrative Agent, as applicable, the Term Loan and other Obligations as provided in this Agreement and the other Loan Documents.

2.7Payments.

(a)Payments Generally. All payments and prepayments to be made in respect of principal, interest, and fees referred to in Section 2.5 or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of Lenders to which they are owed, in each case in U.S. Dollars and in immediately available funds. The Administrative Agent shall promptly distribute such amounts to the applicable Lenders in immediately available funds. The Administrative Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Term Loan and other amounts owing under this Agreement and shall be deemed an “account stated.”

(b)Payments by the Borrower; Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

2.8Interest Payment Dates. If all or a portion of the Term Loan is subject to the Base Rate Option or Daily Simple SOFR Rate Option, interest on such portion of the Term Loan shall be due and payable in arrears on each applicable Interest Payment Date. If all or a portion of the Term Loan is subject to the Term SOFR Rate Option, interest on such portion of the Term Loan shall be due and payable (a) on the last day of each Interest Period for such portion of the Term Loan and, if such Interest Period is longer than three (3) months, also on the date that is the three-month anniversary of the first day of such Interest

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Period, and (b) on the Maturity Date. If all or a portion of the Term Loan is subject to the Quoted Rate Option, interest on such portion of the Term Loan shall be due and payable on the last day of the Quoted Rate Period for such portion of the Term Loan and on each Interest Payment Date within such Quoted Rate Period. Interest on mandatory prepayments of principal under Section 2.10 shall be due on the date such mandatory prepayment is due. Interest on the principal amount of the Term Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Maturity Date, upon an accelerated Maturity Date or otherwise).

2.9Voluntary Prepayments and Reduction of Commitments.

(a)Right to Prepay. The Borrower shall have the right at its option from time to time to prepay the Term Loan in whole or part without premium or penalty (except as provided in Sections 3.1, 3.5 and 11.3). Whenever the Borrower desires to prepay any part of the Term Loan, it shall provide a prepayment notice to the Administrative Agent by 11:00 a.m. at least (A) three (3) U.S. Government Securities Business Days prior to the date of prepayment of Term SOFR Rate Loans or Daily Simple SOFR Rate Loans, (B) three (3) Business Days prior to the date of prepayment of Quoted Rate Loans or (C) one (1) Business Day prior to the date of prepayment of Base Rate Loans, setting forth the following information:

(i)the date, which shall be a Business Day, on which the proposed prepayment is to be made; and

(ii)the total principal amount of such prepayment, which shall not be less than the lesser of the following: (A) the then outstanding principal amount of the Term Loan, or (B) $10,000,000 (provided, that the amount of any prepayment to which this Section 2.9(a)(ii)(B) applies shall be in integral multiples of $1,000,000).

(b)Except as otherwise expressly provided herein with respect to refinancings, all prepayment notices shall be irrevocable. The principal amount of the Term Loan to be prepaid, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. All prepayments of the Term Loan permitted pursuant to this Section 2.9 shall be applied to the unpaid installments of principal of the Term Loan as the Borrower may direct. Any prepayment hereunder shall include all interest and fees due and payable with respect to the Term Loan and shall be subject to the Borrower’s Obligation to indemnify the Lenders under Sections 3.1, 3.5 and 11.3. Notwithstanding the foregoing, any prepayment notice delivered in connection with any proposed refinancing of all of the Term Loan Facility may be, if expressly so stated in the applicable prepayment notice, contingent upon the consummation of such refinancing, and (i) the repayment date therefor may be amended from time to time by notice from the Borrower to the Administrative Agent and/or (ii) such prepayment notice may be revoked by the Borrower in the event such refinancing is not consummated (provided that the failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 3.1, 3.5 and 11.3).  If the Borrower fails to specify the portion of the Term Loan that the Borrower intends to prepay or an Event of Default has occurred and is continuing, then such prepayment shall be applied first, ratably to all outstanding Base Rate Loans, second, ratably to all outstanding Daily Simple SOFR Rate Loans and third, ratably to all outstanding Term SOFR Rate Loans and Quoted Rate Loans.

2.10Mandatory Prepayments.

(a)Disposition of Assets. (i) If no Event of Default has occurred and is continuing,

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not later than 365 days following any Disposition permitted under Section 7.7(g) or any other Disposition not expressly permitted by Section 7.7, the Borrower shall prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Disposition to the extent the aggregate amount of such Net Cash Proceeds (excluding Net Cash Proceeds of less than $10,000,000 received from any Disposition or series of related Disposition) exceed $150,000,000 during any fiscal year, and (ii) if an Event of Default has occurred and is continuing, not later than one (1) Business Day following any Disposition permitted under Section 7.7(g) or any other Disposition not expressly permitted by Section 7.7, the Borrower shall prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Disposition to the extent the aggregate amount of such Net Cash Proceeds (excluding Net Cash Proceeds of less than $10,000,000 received from any Disposition or series of related Disposition) exceed $150,000,000 during any fiscal year. Notwithstanding anything herein to the contrary, no such mandatory prepayment shall constitute or be deemed to constitute a cure of any Default or Event of Default arising as a result of the Disposition giving rise to such prepayment obligation. Notwithstanding the foregoing and provided no Event of Default has occurred and is continuing, such prepayment shall not be required to the extent the Parent designates such Net Cash Proceeds to purchase assets (or to fund an Acquisition, the target of which has assets) used or useful in the business of the Loan Parties or a Subsidiary of a Loan Party within 365 days after the receipt of such Net Cash Proceeds and such Net Cash Proceeds are used for such purpose within 365 days after such designation; provided that the Borrower notifies the Administrative Agent in writing of such Loan Party’s intent to reinvest and of the completion of such reinvestment at the time such Net Cash Proceeds are designated for reinvestment and when such reinvestment occurs, respectively.

(b)Casualty Events. (i) If no Event of Default has occurred and is continuing, not later than 365 days following the receipt by any Loan Party of the proceeds of insurance, condemnation award, or other compensation in respect of any Casualty Event or series of related Casualty Events affecting any property of any Loan Party, the Borrower shall prepay or cause such other Loan Party to prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Casualty Event(s) not theretofore applied to the repair or replacement of such property to the extent such non-applied proceeds exceed $100,000,000 during any fiscal year, and (ii) if an Event of Default has occurred and is continuing, not later than one (1) Business Day following the receipt by any Loan Party of the proceeds of insurance, condemnation award, or other compensation in respect of any Casualty Event or series of related Casualty Events affecting any property of any Loan Party, the Borrower shall prepay or cause such other Loan Party to prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Casualty Event(s). Notwithstanding the foregoing and provided no Event of Default has occurred and is continuing, such prepayment shall not be required to the extent the Parent designates the Net Cash Proceeds of such Casualty Event to be applied to repair, replace or purchase assets (or to fund an Acquisition, the target of which has assets) used or useful in the business of the Loan Parties or a Subsidiary of the Loan Parties within 365 days of the receipt of such Net Cash Proceeds and such Net Cash Proceeds are used for such purpose within 365 days after such designation; provided that the Borrower notifies the Administrative Agent in writing of such Loan Party’s intent to reinvest and of the completion of such reinvestment at the time such Net Cash Proceeds are designated for reinvestment and when such reinvestment occurs, respectively.

(c)Equity Issuances. Immediately upon any Equity Issuance other than Equity Issuances expressly permitted under clauses (a) and (b) of Section 7.12, the Borrower shall prepay Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Equity Issuance, provided that, notwithstanding the foregoing, the Borrower shall not be required to make a prepayment under this clause (c) to the extent that (i) the Borrower advises the Administrative Agent at the time of the relevant event that it intends to use such Net Cash Proceeds to finance one

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or more Acquisitions in accordance with Section 7.6, (ii) such Net Cash Proceeds are held by the Borrower in a segregated investment or other account until so used to finance one or more acquisitions as contemplated above, and (iii) such Net Cash Proceeds are in fact so applied to such acquisition(s) within 30 days of such event or applied to the prepayment of Commitments as provided above.

(d)Debt Incurrence. Immediately upon the receipt of the Net Cash Proceeds of any Debt Incurrence, other than a Debt Incurrence permitted under Section 7.1, the Borrower shall prepay Obligations in an amount equal to 100% of the amount of such Net Cash Proceeds. Notwithstanding anything herein to the contrary, any such prepayment shall not constitute or be deemed to be a cure of any Default or Event of Default arising as a result of such Debt Incurrence.

(e)Application of Prepayments. All prepayments pursuant to this Section 2.10 shall be applied to prepay the remaining scheduled installments of principal of the Term Loan as the Borrower may direct.

(f)Interest Payments; Application Among Interest Rate Options. All prepayments pursuant to this Section 2.10 shall be accompanied by accrued and unpaid interest upon the principal amount of each such prepayment. Subject to Section 2.10(e), all prepayments required pursuant to this Section 2.10 shall first be applied to Base Rate Loans, then to Daily Simple SOFR Rate Loans, and then ratably to Term SOFR Rate Loans and Quoted Rate Loans.  In accordance with Section 3.5, the Borrower shall indemnify the Lenders for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against the Term Loan (other than a Base Rate Loan) on any day other than the last day of the applicable Interest Period or Quoted Rate Period, as applicable.

2.11Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien, by receipt of voluntary payment, or by any other non-pro rata source or otherwise, obtain payment in respect of any principal of or interest on its Pro Rata Share of the Term Loan or other Obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of the Term Loan and accrued interest thereon or other such obligations greater than its Pro Rata Share of the amount such Lender is entitled hereunder, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Term Loan and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Pro Rata Share of the Term Loan and other amounts owing them, provided that:

(a)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest other than interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and

(b)the provisions of this Section 2.11 shall not be construed to apply to (x) any payment (including the application of funds arising from the existence of a Defaulting Lender) made by the Loan Parties pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in its Pro Rata Share of the Term Loan to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 2.11 shall apply).

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Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation. This Section 2.11 shall not apply to any action taken by any Farm Credit Lender with respect to any Farm Credit Equities held by the Borrower, including pursuant to Section 2.13 or Section 9.2(c).

2.12Defaulting Lenders.

(a)Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.2(c) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; third, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and fourth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b)Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.13CoBank Capital Plan.

(a)Each party hereto acknowledges that the bylaws and capital plan (as each may be amended from time to time) of each Farm Credit Lender shall govern (i) the rights and obligations of the parties with respect to the Farm Credit Equities and any patronage refunds or other

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distributions made on account thereof or on account of the Borrower’s patronage with such Farm Credit Lender, (ii) the Borrower’s eligibility for patronage distributions from each Farm Credit Lender (in the form of equities and cash) and (iii) patronage distributions, if any, in the event of a sale of a participation interest.

(b)Each party hereto acknowledges that pursuant to the Farm Credit Act of 1971 (as amended or otherwise modified from time to time) each applicable Farm Credit Lender has a statutory first Lien on its Farm Credit Equities, as the case may be, that the Borrower may now own or hereafter acquire, which statutory Lien shall be for each applicable Farm Credit Lender’s sole and exclusive benefit. Notwithstanding anything herein or in any other Loan Document to the contrary, the Farm Credit Equities shall not constitute security for the Obligations due to any other Lender. To the extent that any of the Loan Documents create a Lien on the Farm Credit Equities of the applicable Farm Credit Lender or on patronage accrued by the applicable Farm Credit Lender for the account of the Borrower or proceeds thereof, such Lien shall be for each applicable Farm Credit Lender’s sole and exclusive benefit and shall not be subject to pro rata sharing hereunder. Neither the Farm Credit Equities nor any accrued patronage thereon shall be offset against the Obligations, except that, in the event of an Event of Default, each applicable Farm Credit Lender may elect to apply the cash portion of any patronage distribution or retirement of equity to amounts owed to such Farm Credit Lender under this Agreement, whether or not such amounts are currently due and payable. The Borrower acknowledges that any corresponding tax liability associated with such application is the sole responsibility of the Borrower. No applicable Farm Credit Lender shall have any obligation to retire its Farm Credit Equities at any time, including during the continuance of any Default or Event of Default, either for application to the Obligations or otherwise.

IIIINCREASED COSTS; TAXES; ILLEGALITY; INDEMNITY

3.1Increased Costs.

(a)Increased Costs Generally. If any Change in Law shall:

(i)impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its portion of the Term Loan, Commitment, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or any portion of the Term Loan made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining the Term Loan or of maintaining its obligation to make the Term Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other

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Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Term Loan made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in this Section 3.1, together with the computation thereof in reasonable detail, and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.1 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 3.1 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof).

3.2Taxes.

(a)Payments Free of Taxes. Any and all payments by or on account of any obligation of Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.2) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)Payment of Other Taxes by the Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)Indemnification by the Borrower. The Loan Parties shall jointly and severally

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indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.2) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, together with the computation thereof in reasonable detail, delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby agree to, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.2(d) below.

(d)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the applicable Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.8 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, together with the computation thereof in reasonable detail, delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e)Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.2, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)Status of Lenders.

(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such

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documentation (other than such documentation set forth in Sections 3.2(f)(ii)(A), 3.2(f)(ii)(B) and 3.2(f)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower:

(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)executed originals of IRS Form W-8ECI;

(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a Tax Compliance Certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code and (y) executed originals of IRS Form W-8BEN; or

(4)to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a Tax

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Compliance Certificate on behalf of each such direct and indirect partner;

(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.2 (including by the payment of additional amounts pursuant to this Section 3.2), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.2 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other

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information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

3.3Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund any Borrowings (other than Base Rate Loans) or to determine or charge interest based upon any Benchmark, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (x) any obligation of the Lenders to make such Borrowings, and any right of the Borrower to continue such Borrowings or to convert Base Rate Loans to such Borrowings, shall be suspended, and (y) if necessary to avoid such illegality, the interest rate on the Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice,

(a)the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all such Borrowings to Base Rate Loans (if necessary to avoid such illegality, the interest rate on the Base Rate Loans of such Lender shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”),

(i)if such portion of the Term Loan is not subject to an Interest Period, immediately, or

(ii)if such portion of the Term is subject to an Interest Period, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Borrowings to such day, or immediately, if any Lender may not lawfully continue to maintain such Borrowings to such day, and

(b)if necessary to avoid such illegality, the Administrative Agent shall during the period of such suspension compute the Base Rate without reference to clause (c) of the definition of “Base Rate,”

in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon such Benchmark.  Upon any such prepayment or conversion, the Borrower shall also pay accrued and unpaid interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5.

3.4Inability to Determine Rate; Cost; Interest After Default.

(a)Inability to Determine Rate; Cost. Subject to Section 3.7, if, on or prior to the commencement of any Interest Period (or, in the case of any Benchmark that is not subject to an Interest Period, on any Business Day):

(i)the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that for any reason (other than a Benchmark Transition Event) any Benchmark cannot be determined pursuant to the definition thereof;

(ii)the Required Lenders determine that for any reason in connection with any request for any portion of the Term Loan that is subject to an Interest Period or a conversion thereto or a continuation thereof that the Benchmark for any requested Interest Period with respect to a proposed Borrowing does not adequately and fairly reflect the cost to such

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Lenders of making and maintaining such Borrowings, and the Required Lenders have provided notice of such determination to the Administrative Agent; or

(iii)the Required Lenders determine that for any reason in connection with any request for any Borrowing that is not subject to an Interest Period (other than a Base Rate Loan) or a conversion thereto or a continuation thereof or the maintaining thereof that the Benchmark with respect to a proposed Borrowing or outstanding Borrowing does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Borrowings, and the Required Lenders have provided notice of such determination to the Administrative Agent, then the Administrative Agent shall give notice thereof to the Borrower and the Lenders.

Upon notice thereof by the Administrative Agent to the Borrower,

(1)any obligation of the Lenders to make such Borrowings that are subject to an Interest Period, and any right of the Borrower to continue such Borrowings or to convert to such Borrowings, shall be suspended (to the extent of the affected Borrowings or affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice;

(2)any obligation of the Lenders to make or maintain such Borrowings that are not subject to an Interest Period (other than Base Rate Loans), and any right of the Borrower to continue such Borrowings or to convert to such Borrowings (other than Base Rate Loans), shall be suspended (to the extent of the affected Borrowings) until the Administrative Agent (with respect to clause (iii), at the instruction of the Required Lenders) revokes such notice;

(3)the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of such Borrowings (to the extent of the affected Borrowings or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein;

(4)any outstanding affected Borrowings will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period (or if such Borrowings are not subject to an Interest Period, immediately) and, upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.5; and

(5)in the case of any such notice under Section 3.4(a)(i) regarding any Benchmark used as a component of the Base Rate, such component will not be used in any determination of Base Rate Loans until such notice is revoked.

(b)Default Rate. To the extent permitted by Law, immediately upon the occurrence and during the continuation of an Event of Default under clause (a) or (k) of Section 9.1, or immediately after written demand by the Required Lenders to the Administrative Agent after the occurrence and during the continuation of any other Event of Default, then the principal amount of all Obligations shall bear interest at the Default Rate. The Borrower acknowledges that the increase in rates referred to in this Section 3.4(b) reflects, among other things, the fact that the Term Loan or other amounts have become a substantially greater risk given their default status and that the

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Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by the Borrower upon demand by the Administrative Agent.

3.5Indemnity. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense attributable to or incurred by it as a result of:

(a)any continuation, conversion, payment or prepayment of any Borrowings that is subject to an Interest Period or a Quoted Rate Period on a day other than the last day of the Interest Period for such Borrowings (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)any failure by the Borrower (for a reason other than the failure of such Lender to make a Borrowing) to prepay, borrow, continue or convert any Borrowing subject to an Interest Period or a Quoted Rate Period on the date or in the amount notified by the Borrower; or

(c)any assignment of any portion of the Term Loan subject to an Interest Period or a Quoted Rate Period on a day other than the last day of the Interest Period or Quoted Rate Period therefor as a result of a request by the Borrower pursuant to Section 3.6;

including any loss or expense arising from the liquidation or reemployment of funds or from any fees payable.  The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

3.6Mitigation Obligations; Replacement of Lenders.

(a)Designation of a Different Lending Office. If any Lender requests compensation under Section 3.1, or requires any Loan Party to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.2, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Pro Rata Share of the Term Loan hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.1 or Section 3.2, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)Replacement of Lenders. If any Lender requests compensation under Section 3.1, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.2 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.6(a) above or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.1 or 1.2) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

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(i)the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.8;

(ii)such Lender shall have received payment of an amount equal to the outstanding principal of its Pro Rata Share of the Term Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii)in the case of any such assignment resulting from a claim for compensation under Section 3.1 or payments required to be made pursuant to Section 3.2, such assignment will result in a reduction in such compensation or payments thereafter;

(iv)such assignment does not conflict with applicable Law; and

(v)in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

3.7Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document (and, for the avoidance of doubt, any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 3.7:

(a)Replacing Benchmarks.  Upon a date and time determined by the Administrative Agent as to any Benchmark which date shall be no later than the occurrence of a Benchmark Transition Event with respect to such Benchmark, the applicable Benchmark Replacement will replace the applicable then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark at or after 3:00 p.m. on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the affected Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Required Lenders.  At any time that the administrator of the applicable then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be not representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Borrowings to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of the Base Rate based upon such Benchmark (if any) will not be used in any determination of the Base Rate.

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(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement.  The Administrative Agent will notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.7(d).  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.7, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto or any other Loan Document, except, in each case, as expressly required pursuant to (or in the definition of any terms used in) this Section 3.7.

(d)Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the applicable then-current Benchmark is a term rate (including the Term SOFR Rate), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for such Benchmark (including any applicable Benchmark Replacement) settings.

3.8Survival. Each party’s obligations under this Article III shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

IVCONDITIONS PRECEDENT TO CLOSING

The obligation of each Lender to make the Term Loan at the Closing Date, or on such subsequent date as the parties may agree, is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of the Term Loan and to the satisfaction of the following further conditions:

4.1Deliveries. On the Closing Date, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent:

(a)a certificate of each of the Loan Parties signed by a Compliance Officer of each such Loan Party, dated the Closing Date stating that (i) all representations and warranties of the Loan Parties set forth in this Agreement (including without limitation the representation as to solvency of the Loan Parties set forth in Section 5.18 and the representation as to litigation set forth in Section 5.9), are true and correct in all material respects as of such date (unless such representations and warranties relate to another specific date, in which event they are true and correct in all material respects as of such other specific date), (ii) the Loan Parties are in compliance with each of the covenants and conditions hereunder, (iii) no Event of Default or Default exists,

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and (iv) no Material Adverse Change has occurred since the date of the last audited financial statements of the Parent delivered to the Administrative Agent;

(b)a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to: (i) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents; (ii) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; and (iii) copies of its Organizational Documents as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office (if so filed or required to be so filed) together with certificates from the appropriate state officials as to the continued existence and good standing or existence (as applicable) of each Loan Party in each state where organized and in which it maintains its chief executive office;

(c)this Agreement and each of the other Loan Documents signed by an Authorized Officer;

(d)customary written opinions of counsel for the Loan Parties, duly executed (including any local counsel, if applicable), dated the Closing Date and in form and substance reasonably acceptable to the Administrative Agent;

(e)evidence that adequate insurance required to be maintained under this Agreement is in full force and effect;

(f)a duly completed Compliance Certificate as of June 30, 2018, signed by a Compliance Officer of Parent;

(g)a duly completed, executed Loan Request, including notice of election as to Interest Periods or Quoted Rate Periods (if applicable);

(h)evidence that the Borrower has made a minimum equity investment of in each Farm Credit Lender as required under Section 6.9;

(i)all material governmental and third-party consents required to effectuate the transactions contemplated hereby;

(j)[reserved];

(k)a Lien search with respect to the Borrower and each other Loan Party, in scope satisfactory to the Administrative Agent and with results showing no Liens other than Permitted Liens and otherwise satisfactory to the Administrative Agent;

(l)an executed direction to pay proceeds letter with respect to any proceeds of the Term Loan being disbursed to third parties;

(m)such financial statements, budgets, forecasts and other financial information as to the Loan Parties as the Administrative Agent or any other Lender may have reasonably required prior to the Closing Date;

(n)at least five (5) Business Days prior to the Closing Date, all documentation and other information requested by (or on behalf of) the Administrative Agent or any Lender in order to comply with requirements of applicable Anti-Terrorism Laws or Anti-Corruption Laws,

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including, without limitation, the USA PATRIOT Act and a Beneficial Ownership Certification in relation to the Borrower; and

(o)such other documents in connection with such transactions as the Administrative Agent or its counsel may reasonably request.

4.2Payment of Fees. The Borrower shall have paid all fees and expenses payable on or before the Closing Date or such subsequent date as the parties may agree (to the extent then invoiced) as required by this Agreement, the Fee Letter or any other Loan Document.

VREPRESENTATIONS AND WARRANTIES

The Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders as follows:

5.1Organization and Qualification. Each Loan Party and each Material Subsidiary (a) is a corporation, partnership, limited liability company or other entity, in each case duly organized, validly existing and in good standing (if applicable) under the Laws of its jurisdiction of organization specified on Schedule 5.1, (b) has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct, and (c) is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 5.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except in each case referred to in clause (b) or (c) where the failure could not reasonably be expected to result in a Material Adverse Change.

5.2Compliance With Laws.

(a)Each Loan Party and each Subsidiary of each Loan Party is in compliance with all applicable Laws except where (i) such Law is being contested by appropriate proceedings or (ii) such failure could not reasonably be expected to result in a Material Adverse Change.

(b)None of the entry into and performance by any Loan Party of the Loan Documents to which it is a party, or making of the Term Loan or any issuance contravenes any Law applicable to such Loan Party or its Subsidiaries.

5.3Title to Properties. Each Loan Party and each Subsidiary of each Loan Party (a) has good and marketable title to or valid leasehold interest in all properties, assets and other rights that it purports to own or lease or that are reflected as owned or leased on its books and records, except for (i) assets of Consolidated Entities reflected on its books in accordance with GAAP and (ii) defects in title that could not reasonably be expected to result in a Material Adverse Change, and (b) owns or leases all of its properties free and clear of all Liens except Permitted Liens.

5.4Investment Company Act. None of the Loan Parties or Subsidiaries of any Loan Party is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.”

5.5Event of Default. No Event of Default or Default exists or is continuing.

5.6Subsidiaries and Owners. Schedule 5.1 states (a) the name of each of Parent’s Material Subsidiaries, its jurisdiction of organization and the percentage of Equity Interests in such Material

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Subsidiary (the “Subsidiary Equity Interests”), and (b) any options, warrants or other rights outstanding to purchase any Subsidiary Equity Interests. All such Subsidiary Equity Interests have been validly issued and are fully paid and nonassessable.

5.7Power and Authority; Validity and Binding Effect.

(a)Each Loan Party and each Subsidiary of each Loan Party has the full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

(b)This Agreement and each of the other Loan Documents (i) has been duly and validly executed and delivered by each Loan Party, and (ii) constitutes, or will constitute, legal, valid and binding obligations of each Loan Party that is or will be a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and subject to equitable principles.

5.8No Conflict; Material Agreements; Consents. Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the Organizational Documents of any Loan Party, (ii) any Material Agreement to which any Loan Party or any of its Material Subsidiaries is a party or by which it or any of its Material Subsidiaries is bound or to which it is subject, or (iii) any applicable Law or any order, writ, judgment, injunction or decree to which any Loan Party or any of its Material Subsidiaries is a party or by which it or any of its Material Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Material Subsidiaries (other than Liens, if any, granted under the Loan Documents). There is no default under any Material Agreement or order, writ, judgment, injunction or decree to which any Loan Party or any of its Material Subsidiaries is a party or by which it or any of its Material Subsidiaries is bound or to which it is subject that could reasonably be expected to result in a Material Adverse Change. None of the Loan Parties or their Material Subsidiaries is bound by any contractual obligation (including without limitation pursuant to any Material Agreement), or subject to any restriction in any of its Organizational Documents, or any requirement of Law that could reasonably be expected to result in a Material Adverse Change. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Governmental Authority or any other Person is required by any Law or any agreement (including without limitation any Material Agreement) in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents. Each of the Loan Parties’ Material Agreements is in full force and effect, and no Loan Party has received any notice of termination, revocation or other cancellation (before any scheduled date for termination) in respect thereof.

5.9Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Material Subsidiary at law or in equity before any Governmental Authority that individually or in the aggregate could reasonably be expected to result in a Material Adverse Change. None of the Loan Parties or any Material Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Governmental Authority that could reasonably be expected to result in a Material Adverse Change.

5.10Financial Statements.

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(a)Audited Financial Statements. The audited financial statements delivered on or before the Closing Date in accordance with Section 4.1(l) and thereafter most recently delivered in accordance with Section 6.1(b), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Consolidated Group as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all Material Indebtedness and other material liabilities, direct or contingent, of the Consolidated Group as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, to the extent required by GAAP.

(b)Unaudited Financial Statements. The unaudited financial statements delivered on or before the Closing Date in accordance with Section 4.1(l) and thereafter most recently delivered by Parent in accordance with Section 6.1(a), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Consolidated Group as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c)Accuracy of Financial Statements. No member of the Consolidated Group has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the financial statements referred to in subsections (a) and (b) of this Section 5.10 or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of any member of the Consolidated Group that could reasonably be expected to result in a Material Adverse Change.

(d)Material Adverse Change. Since December 31, 2017, no Material Adverse Change has occurred.

5.11Margin Stock. None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulations T, U or X as promulgated by the Board). No part of the proceeds of the Term Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock in violation of Regulations T, U or X or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of Regulations T, U or X or that is inconsistent with the provisions of the regulations of the Board. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of the Consolidated Group are or will be represented by margin stock.

5.12Full Disclosure. Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party that could reasonably be expected to result in a Material Adverse Change that has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby. As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

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5.13Taxes. All federal and material state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges that have or may become due pursuant to said returns or to assessments received, except to the extent that (a) such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made or (b)(i) the aggregate amount of such taxes, fees, assessments and other charges does not exceed the Threshold Amount and (ii) the aggregate amount of such taxes, fees, assessments and other charges due to a Governmental Authority of the United States of America or any political subdivision thereof does not exceed fifty percent (50%) of the Threshold Amount.

5.14Intellectual Property; Other Rights. Each Loan Party and each Subsidiary of each Loan Party owns or possesses all the Intellectual Property and all service marks, trade names, domain names, licenses, registrations, franchises, permits and other rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others except to the extent the failure could not reasonably be expected to result in a Material Adverse Change.

5.15Insurance. The properties of each Loan Party and each of its Subsidiaries are insured pursuant to policies and other bonds that are valid and in full force and effect and that provide coverage satisfying or surpassing the requirements set forth in Section 6.4.

5.16ERISA Compliance.

(a)Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Loan Parties, nothing has occurred that would prevent, or cause the loss of, such qualification. The Loan Parties and each ERISA Affiliate have made all required contributions to each Pension Plan and Multiemployer Plan that are required by the Plan Funding Rules, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Pension Plan or Multiemployer Plan.

(b)There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Change. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Change.

(c)(i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan or Multiemployer Plan has any unfunded pension liability (i.e., excess of benefit liabilities over the current value of that Pension Plan’s or Multiemployer Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan or Multiemployer Plan for the applicable plan year); (iii) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan or Multiemployer Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred that, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that

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could be subject to Sections 4069 or 4212(c) of ERISA; (vi) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; and (vii) no Pension Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title N of ERISA to terminate any Pension Plan or Multiemployer Plan, which in the case of any of clauses (i) through (vii), could reasonably be expected to result in liability to any Loan Party in excess of the Threshold Amount.

5.17Environmental Matters.

(a)The facilities and properties currently or formerly owned, leased or operated by any of the Loan Parties (the “Properties”) do not contain any Hazardous Materials attributable to the Loan Parties’ ownership, lease or operation of the Properties in amounts or concentrations or stored or utilized which constitute or constituted a violation of Environmental Laws that could reasonably be expected to give rise to any Environmental Liability in excess of the Threshold Amount.

(b)None of the Loan Parties has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to their activities at any of the Properties or the business operated by the Loan Parties, or any prior business for which any Loan Party has retained liability in excess of the Threshold Amount under any Environmental Law.

(c)Hazardous Materials have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to any Environmental Liability in excess of the Threshold Amount for the Loan Parties, nor have any Hazardous Materials been generated, treated, stored or disposed of by or on behalf of any Loan Party at, on or under any of the Properties in violation of Environmental Laws, or in a manner that could reasonably be expected to give rise to, Environmental Liability in excess of the Threshold Amount.

5.18Solvency. Before and after giving effect to the Term Loan hereunder, each of the Loan Parties is Solvent.

5.19Anti-Corruption Laws; Sanctions and Anti-Terrorism Laws.   Neither the Borrower, nor any of the Subsidiaries, nor, to the knowledge of the Borrower, any director, officer, employee or agent of the Borrower or any of its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is an individual or entity that is (i) a Sanctioned Person or (ii) operating, organized or resident in a Designated Jurisdiction in violation of any applicable Sanctions. The Borrower and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010 to the extent such laws are applicable to the Borrower and its Subsidiaries (the “Anti-Corruption Laws”) and applicable Sanctions in all material respects, and the Borrower has instituted and maintained policies and procedures designed to promote and achieve compliance with the Anti-Corruption Laws. None of the Loan Parties is or shall be (a) a Person with whom any Lender is restricted from doing business under any Anti-Terrorism Law or Anti-Corruption Law, (b) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person in violation of, or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Terrorism Law or Anti-

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Corruption Law, or (c) otherwise in violation of any Anti-Terrorism Law or Anti-Corruption Law.

VIAFFIRMATIVE COVENANTS

The Loan Parties, jointly and severally, covenant and agree that until Payment In Full of the Obligations and Guaranteed Liabilities, the Loan Parties shall comply at all times with the following covenants:

6.1Reporting Requirements. The Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Lenders:

(a)Quarterly Financial Statements. Within fifty (50) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent (or, if earlier, five (5) days after the date required to be filed with the Securities and Exchange Commission (without giving effect to any extension permitted thereby)), financial statements of the Consolidated Group, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to the absence of footnotes and normal year-end audit adjustments) by a Compliance Officer of the Parent as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form in accordance with GAAP.

(b)Annual Financial Statements. Within ninety (90) days after the end of each fiscal year of the Parent (or, if earlier, fifteen (15) days after the date required to be filed with the Securities and Exchange Commission (without giving effect to any extension permitted thereby)), audited financial statements of the Consolidated Group, consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing reasonably satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency that would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

(c)Compliance Certificate. Concurrently with the financial statements of the Consolidated Group furnished to the Administrative Agent and to the Lenders pursuant to Sections 6.1(a) and (b), a Compliance Certificate duly executed by a Compliance Officer of Parent.

(d)Other Reports. The annual budget and any forecasts or projections of the Consolidated Group, to be supplied not later than ninety (90) days after the commencement of the fiscal year to which any of the foregoing may be applicable.

(e)Notices.

(i)Default. Promptly, and in any case within thirty (30) days, after any Compliance Officer of any Loan Party has learned of the occurrence of an Event of Default or Default, a certificate signed by an Authorized Officer setting forth the details of such Event of Default or Default and the action that such Loan Party proposes to take with respect thereto.

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(ii)Litigation. Promptly, and in any case within thirty (30) days, after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Governmental Authority or any other Person against any Loan Party or Subsidiary of any Loan Party that could reasonably be expected to result in a Material Adverse Change.

(iii)Organizational Documents. Within the time limits set forth in Section 7.13, any amendment to the Organizational Documents.

(iv)Material Agreements. With respect to any Material Agreement, notice of any default resulting in termination or any other termination (other than by expiration of such Material Agreement on its stated termination date) which could reasonably be expected to result in a Material Adverse Change.

(v)ERISA Event. Promptly, upon the occurrence of any ERISA Event or any event reasonably expected to result in an ERISA Event.

(f)Other Information. Such other reports and information as any of the Lenders may from time to time reasonably request, including information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the USA PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

Each Loan Party hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Loan Party Materials”) by posting the Loan Party Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any of the Loan Parties or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Loan Party hereby agrees that (w) all Loan Party Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Loan Party Materials “PUBLIC”, the Loan Parties shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Loan Party Materials as not containing any material non-public information with respect to any Loan Party or its securities for purposes of United States Federal and state securities Laws (provided, however, that to the extent such Loan Party Materials constitute Information, they shall be treated as set forth in Section 11.9); (y) all Loan Party Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent shall be entitled to treat any Loan Party Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.

6.2Preservation of Existence, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain (a) except as otherwise permitted by Section 7.6, its legal existence as a corporation, limited partnership or limited liability company or other entity, as the case may be as of the Closing Date or the date of formation or acquisition thereof (except, in the case of a Subsidiary of the Parent that is not a Loan Party, where the failure could not reasonably be expected to result in a Material Adverse Change) and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except where

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the failure could not reasonably be expected to result in a Material Adverse Change and (b) all licenses, franchises, permits and other authorizations and Intellectual Property, the loss, revocation, termination, suspension or adverse modification of which could reasonably be expected to result in a Material Adverse Change.

6.3Payment of Liabilities, Including Taxes, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all indebtedness and other liabilities (including all lawful claims that, if unpaid, would by Law become a Lien on the assets of any Loan Party) to which it is subject or that are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income, prior to the date on which penalties attach thereto, except to the extent that (a) such taxes, assessments or governmental charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made or (b)(i) the aggregate amount of such taxes, fees, assessments and other charges does not exceed the Threshold Amount and (ii) the aggregate amount of such taxes, fees, assessments and other charges due to a Governmental Authority of the United States of America or any political subdivision thereof does not exceed fifty percent (50%) of the Threshold Amount.

6.4Maintenance of Insurance. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies that are not Affiliates of the Parent, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (including, deductibles, retentions, and other self-insurance that are consistent with past practices) as are customarily carried under similar circumstances by such other Persons, all as reasonably acceptable to the Administrative Agent.

6.5Maintenance of Properties and Leases. Each Loan Party shall, and shall cause each of its Subsidiaries to (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, except to the extent the failure could not reasonably be expected to result in a Material Adverse Change; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure could not reasonably be expected to result in a Material Adverse Change; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

6.6Visitation Rights. Each Loan Party shall, and shall cause each of its Material Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders, subject to compliance with the Parent’s bio-security policy, to visit and inspect during normal business hours any of its properties and to examine and make excerpts from its books and records available and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as the Required Lenders may reasonably request, provided that unless an Event of Default has occurred and is continuing (a) such visit or inspection shall be at the expense of the Administrative Agent or such Lender, as the case may be, and (b) the Administrative Agent shall provide the Borrower with reasonable notice prior to any visit or inspection.

6.7Keeping of Records and Books of Account. The Loan Parties shall, and shall cause each Subsidiary of the Parent to, maintain and keep proper books of record and account that enable the Parent to issue Consolidated financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Governmental Authority having jurisdiction over the Parent, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

6.8Compliance with Laws; Use of Proceeds.

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(a)Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws (other than Environmental Laws, which are subject to Section 6.8(b)), except where (a) such Law is being contested by appropriate proceedings or (b) except where the failure could not reasonably be expected to result in a Material Adverse Change.

(b)Except in each case where the failure could not reasonably be expected to result in liability to a Loan Party in excess of the Threshold Amount, each Loan Party shall (i) conduct its operations and keep and maintain its real property in compliance with all Environmental Laws and environmental permits; (ii) obtain and renew all environmental permits necessary for its operations and properties; and (iii) implement any and all investigation, remediation, removal and response actions that are necessary to maintain the value and marketability of the real property or to otherwise comply with Environmental Laws pertaining to any of its real property (provided, however, that neither a Loan Party nor any of its Subsidiaries shall be required to undertake any such investigation, remediation, removal, response or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Loan Parties with respect to such circumstances in accordance with GAAP).

(c)The Loan Parties will use the proceeds of the Term Loan only in accordance with Section 6.10 and as permitted by applicable Law.

(d)Each Loan Party shall conduct its businesses in compliance with applicable Anti-Corruption Laws and maintain policies and procedures designed to promote and achieve compliance with such Anti-Corruption Laws.

(e)None of the Loan Parties is or shall be (i) a Person with whom any Lender is restricted from doing business under Executive Order No. 13224 or any other Anti-Terrorism Law, (ii) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Terrorism Law, or (iii) otherwise in violation of any Anti-Terrorism Law. The Loan Parties shall provide to the Lenders any certifications or information that a Lender requests to confirm compliance by the Loan Parties with Anti-Terrorism Laws.

6.9Farm Credit Equities. So long as any Farm Credit Lender is a Lender hereunder, the Borrower will (i) maintain its status as an entity eligible to borrow from such Farm Credit Lenders, and (ii) acquire equity in such Farm Credit Lenders in such amounts and at such times as each Farm Credit Lender may require in accordance with its bylaws and capital plan (as each may be amended or otherwise modified from time to time), except that the maximum amount of equity that the Borrower may be required to purchase in each Farm Credit Lender in connection with the Term Loans made by such Farm Credit Lender may not exceed the maximum amount permitted by the bylaws and capital plan of such Farm Credit Lender at the time this Agreement is entered into. The Borrower acknowledges receipt of a copy of (x) the most recent annual report, and if more recent, latest quarterly report for each Farm Credit Lender, (y) the Notice to Prospective Stockholders provided by CoBank, and any similar notice provided by the other Farm Credit Lenders and (z) the bylaws and capital plan of each Farm Credit Lender, which describe the nature of all of the Borrower’s cash patronage, stock and other equities in each Farm Credit Lender acquired in connection with its patronage loan from such Farm Credit Lenders (the “Farm Credit Equities”)  as well as capitalization requirements, and agrees to be bound by the terms thereof.

6.10Use of Proceeds. The Borrower shall use the proceeds of the Term Loan to refinance all Indebtedness under the Existing Term Loan Credit Agreement. The remainder of the proceeds of the Term

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Loan shall be used for working capital and general corporate purposes of the Borrower and its Subsidiaries not in contravention of any Laws.

6.11Updates to Subsidiary Schedule. As a part of the Compliance Certificate for each fiscal year, the Parent will update the information in Schedule 5.1.

6.12Material Agreements. Each of the Loan Parties covenants and agrees that it shall, and shall cause each of its Subsidiaries to, comply with each of its Material Agreements except where the failure could not reasonably be expected to result in a Material Adverse Change.

VIINEGATIVE COVENANTS

7.1Indebtedness. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

(a)Indebtedness under this Agreement and the other Loan Documents;

(b)Indebtedness of (i) a Loan Party or a Subsidiary of a Loan Party to another Loan Party and (ii) a non-Loan Party Subsidiary to another non-Loan Party Subsidiary;

(c)Indebtedness (contingent or otherwise) of any Loan Party or a Subsidiary of a Loan Party arising under any Interest Rate Hedge; provided, that (i) no Loan Party or a Subsidiary of a Loan Party shall enter into or incur a Swap Obligation if at the time it enters into or incurs such Swap Obligation it does not constitute an “eligible contract participant” as defined in the Commodity Exchange Act, and (ii) the Loan Parties and their Subsidiaries shall enter into Interest Rate Hedges primarily for hedging (rather than speculative) purposes;

(d)Guaranties by the Loan Parties and their Subsidiaries of Indebtedness permitted hereunder (other than Excluded Swap Obligations);

(e)Obligations (contingent or otherwise) of any Loan Party arising under any Hedge Agreements with respect to interest rates, commodities, foreign exchange, foreign shipping, freight or other transportation, or other transactions expected to be made pursuant to a contract entered into in the ordinary course of business; provided, that the Loan Parties and their Subsidiaries shall enter into such permitted Hedge Agreements primarily for hedging (rather than speculative) purposes;

(f)Indebtedness secured by any Permitted Lien;

(g)Indebtedness of a Loan Party to a non-Loan Party Subsidiary in an aggregate principal amount not to exceed $200,000,000; and

(h)Indebtedness (including Indebtedness incurred with respect to Purchase Money Security Interests, Synthetic Lease Obligations and Capital Leases for fixed or capital assets) not otherwise permitted under this Section 7.1, provided, however, that (i) at no time shall the aggregate amount of all Indebtedness outstanding under this subsection (h) exceed $1,750,000,000 and (ii) at no time shall the aggregate amount of all secured Indebtedness outstanding under this subsection (h) exceed 15% of Consolidated Tangible Net Worth.

7.2Liens. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or

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intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

7.3Affiliate Transactions. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, enter into or carry out any transaction with any Affiliate of any Loan Party (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and conditions and is in accordance with all applicable Law; provided that the foregoing restrictions shall not apply to (a) any transaction between a Loan Party and a wholly-owned Subsidiary of a Loan Party or between two wholly-owned Subsidiaries of a Loan Party or (b) any transaction or series of related transactions involving aggregate annual payments or consideration not in excess of the Threshold Amount.

7.4Loans and Investments. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any Investment or agree, become or remain liable to make any Investment, except:

(a)Investments outstanding as of June 30, 2018 and, to the extent the book value of any individual Investment exceeded $25,000,000 as of the Closing Date, listed on Schedule 7.4;

(b)trade credit extended on usual and customary terms in the ordinary course of business;

(c)(i) loans to officers, directors and employees of a Loan Party or any Subsidiary that would not be prohibited by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, provided that the aggregate amount of all such loans outstanding at any time shall not exceed $5,000,000 and (ii) advances to any member of the Bresky Group or to any officer, director or employee of a Loan Party or any Subsidiary, provided such advances are for travel, entertainment, relocation and analogous ordinary course business purposes provided that the aggregate amount of all such advances at any time outstanding shall not exceed $5,000,000;

(d)Investments in the form of cash, Cash Equivalents and readily-marketable debt or equity securities;

(e)Investments of any Loan Party in any Subsidiary and Investments of any Subsidiary in any Loan Party or in another Subsidiary of any Loan Party;

(f)[reserved];

(g)notes payable to, or equity interests issued by, account debtors to any Loan Party in good faith settlement of delinquent obligations and pursuant to any plan of reorganization or similar proceedings upon the bankruptcy or insolvency of any such account debtor;

(h)the Farm Credit Equities and any other equity interests of, or Investments in, any Farm Credit Lender or their investment services or programs;

(i)Guaranties permitted by Section 7.1;

(j)Investments made or acquired in connection with Acquisitions permitted hereby; and

(k)Investments in “seller take-back” notes arising in connection with a Disposition of

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assets permitted hereby; provided that the principal amount of any such “seller take-back” note does not exceed the fair market value of the assets so Disposed; and

(l)other Investments not permitted by this Section 7.4; provided, (i) the aggregate value of all individual Investments exceeding $25,000,000 made in any fiscal year shall not exceed $150,000,000 unless both immediately before and immediately after making such Investment the Debt to Capitalization Ratio is less than 35%, and (ii) to the extent that any individual Investment exceeding $25,000,000 would cause the aggregate value of all such individual Investments exceeding $25,000,000 made (which are still outstanding or owed) in any fiscal year to exceed $150,000,000, the Parent shall have furnished to the Administrative Agent a certificate of an Authorized Officer, which certificate shall calculate the Debt to Capitalization Ratio both immediately before and immediately after making such Investment.

7.5Dividends and Related Distributions. No Loan Party shall declare or make, directly or indirectly, any Restricted Payment, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a)each Subsidiary may make Restricted Payments to the Parent, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)the Parent and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c)the Parent and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and

(d)the Parent may (i) declare or pay cash dividends to its stockholders and (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it; provided, that the aggregate amount of all such dividends, purchases, redemptions and acquisitions shall not exceed the Threshold Amount in any given fiscal year unless both immediately before and immediately after making such payment the Debt to Capitalization Ratio is less than 35%, and (ii) to the extent any such dividend, purchase, redemption or acquisition would cause the aggregate amount of all such Restricted Payments in any fiscal year to exceed the Threshold Amount, the Parent shall have furnished to the Administrative Agent a certificate of an Authorized Officer, which certificate shall calculate the Debt to Capitalization Ratio both immediately before and immediately after making such dividend, purchase, redemption or acquisition, as the case may be.

7.6Liquidations, Mergers, Consolidations, Acquisitions. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, (i) dissolve, liquidate or wind-up its affairs, (ii) become a party to any merger or consolidation, or (iii) enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition (including, in each case, pursuant to a Delaware LLC Division); provided that:

(a)any Subsidiary may merge with (i) the Parent or the Borrower, provided that the Parent or the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Guarantor is merging with another Subsidiary, the Guarantor shall be the continuing or surviving Person;

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(b)any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Parent or the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor;

(c)any Loan Party or any Subsidiary of any Loan Party may enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition; so long as (i) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and, if the Cost of Acquisition is in excess of $150,000,000, the Parent shall have furnished to the Administrative Agent (A) pro forma historical financial statements as of the end of the most recently completed fiscal year and most recent interim fiscal quarter, if applicable giving effect to such Acquisition and (B) a Compliance Certificate prepared on a historical pro forma basis as of the most recent date for which financial statements have been furnished pursuant to Section 6.1(a) or 6.1(b) (or if no such financial statements have been furnished, from the date of the financial statements referred to in Section 5.10(b)) giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto, (ii) the Person acquired shall be a Subsidiary, or be merged into the Parent or a Subsidiary, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquirer shall be the Parent or a Subsidiary), and (iii) after giving effect to such Acquisition, the aggregate Costs of Acquisition incurred in any fiscal year with respect to all Acquisitions having an individual Cost of Acquisition exceeding $25,000,000 shall not exceed $150,000,000 (on a noncumulative basis, with the effect that amounts not incurred in any fiscal year may not be carried forward to a subsequent period) unless, both immediately before and immediately after making such Acquisition, the Debt to Capitalization Ratio is less than 35%; and

(d)the Parent, the Borrower or any Subsidiary may merge with a Person in order to consummate an Acquisition permitted by clause (c) above, provided in the case of the Parent or the Borrower, that the Parent or the Borrower is the surviving entity.

7.7Dispositions of Assets or Subsidiaries. No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, Dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests or other equity interests of a Subsidiary of such Loan Party), except:

(a)Dispositions of cash, Cash Equivalents and readily-marketable debt and equity securities;

(b)Dispositions of inventory in the ordinary course of business and Dispositions of trade drafts or other payment instruments received in connection therewith;

(c)any Disposition of obsolete or worn-out assets in the ordinary course of business that are no longer necessary or required in the conduct of such Loan Party’s or such Subsidiary’s business;

(d)Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) within 365 days of the receipt of the Net Cash Proceeds of such Disposition, the Parent designates such Net Cash Proceeds to

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purchase assets (or to fund an Acquisition, the target of which has assets) used or useful in the business of the Loan Parties or their Subsidiaries and such Net Cash Proceeds are used for such purpose within 365 days after such designation;

(e)any Disposition permitted by Section 7.6;

(f)[reserved]; and

(g)Dispositions by the Parent, the Borrower and their Subsidiaries not otherwise permitted under this Section 7.7; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, and (ii) the aggregate book value of all property Disposed of in reliance on this clause (g) during the period the Term Loan is outstanding shall not exceed an amount equal to 25% of Consolidated Tangible Net Worth as of the Closing Date,

provided, however, that any Disposition pursuant to subsections (a) through (f) in shall be for fair market value.

7.8Use of Proceeds. No Loan Party shall use the proceeds of the Term Loan or other extension of credit hereunder, whether directly or indirectly, and whether immediately, incidentally or ultimately, in violation of Regulations T, U or X of the Board.

7.9Reserved.

7.10Continuation of or Chance in Business. No Loan Party shall, nor shall it permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business conducted by the Loan Parties and their Subsidiaries on the date hereof or any business substantially related or incidental thereto. In furtherance of the foregoing, the Loan Parties shall at all times cause (a) the amount of revenues of the Consolidated Group derived from Permitted Lines of Business to be at least a majority of all revenues of the Consolidated Group, determined in each case for the then most recently ended period of twelve (12) fiscal months on a consolidated basis, and (b) the net book value of assets of the Consolidated Group used in Permitted Lines of Business to be at least a majority of the net book value of all assets of the Consolidated Group, in each case determined as of the end of then most recently ended calendar month on a consolidated basis.

7.11Fiscal Year. The Loan Parties shall not change their fiscal years from the twelvemonth period beginning January 1 and ending December 31.

7.12Issuance of Equity Interests. The Parent shall not commence or consummate any Equity Issuance, except for (a) issuance of warrants or options to directors, officers, or employees of Parent or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any such equity interests of Parent issued upon the exercise of such warrants or options, (b) any Equity Issuance permitted pursuant to Section 7.5(b) or (c), and (c) the Parent may issue and sell its common Equity Interests, so long as the Net Cash Proceeds thereof are applied to the prepayment of the Term Loan pursuant to Section 2.10.

7.13Changes in Organizational Documents. No Loan Party shall amend in any respect its Organizational Documents without providing at least thirty (30) calendar days’ prior written notice to the Administrative Agent and the Lenders and, if such change would be adverse to the Lenders as determined by the Administrative Agent in its reasonable discretion, obtaining the prior written consent of the Required Lenders.

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7.14Negative Pledges. No Loan Party shall enter into any Agreement with any Person that, limits the ability (a) of such Loan Party to make Restricted Payments to the Parent or to otherwise transfer property to Parent, (b) of any Loan Party to Guarantee the Indebtedness of the Parent or (c) of any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person; provided that the foregoing shall not apply to restrictions and conditions (i) imposed by Law or by any Loan Document, (ii) contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iii) imposed by any agreement relating to Indebtedness permitted by this Agreement and (iv) in leases and other contracts restricting the assignment thereof.

7.15Anti-Terrorism Laws. Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, knowingly, directly or indirectly, (a) conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Person that would violate Executive Order No 13,224, 66 Fed. Reg. 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions Persons Who Commit, Threaten to Commit or Support Terrorism) (the “Executive Order”), (b) deal in, or otherwise engage in any transaction relating to, any property or interests in property that would violate the Executive Order or any other applicable Anti-Terrorism Law, (c) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Anti-Terrorism Law (and the Borrower shall deliver to the Administrative Agent any certification or other evidence requested from time to time by the Administrative Agent in its reasonable discretion, confirming Borrower’s compliance with this Section 7.15) or (d) use any proceeds of the Term Loan (i) for the purpose of furthering an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Law or (ii) to fund any activities of or business with any Sanctioned Person, or in any Designated Jurisdiction, in violation of any Sanctions applicable to any party hereto.

7.16Anti-Corruption Laws. Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, knowingly, directly or indirectly conduct its business in violation of any applicable Anti-Corruption Laws.

7.17Material Agreements. Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, amend, restate, supplement, waive or otherwise modify, or terminate, cancel or revoke (prior to any scheduled date of termination) any Material Agreement if such modification, termination, cancellation or revocation could reasonably be expected to result in a Material Adverse Change, Default or Event of Default.

7.18Independence of Covenants. All covenants contained in Articles VI, VII and VIII of this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

VIIIFINANCIAL COVENANTS

8.1Maximum Debt to Capitalization Ratio. The Loan Parties shall not permit the Debt to Capitalization Ratio at the end of any fiscal quarter of the Parent to exceed 50%.

8.2Minimum Tangible Net Worth. The Loan Parties shall not permit the Consolidated Tangible Net Worth at the end of any fiscal quarter of Parent to be less than an amount equal to the sum of (i) $2,500,000,000 plus (ii) an amount equal to 25% of the Consolidated Net Income of the Consolidated Group for each fiscal quarter ending after the Closing Date, provided, that at no time shall the amount

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calculated under this clause (ii) be less than zero.

IXEVENTS OF DEFAULT

9.1Events of Default. An Event of Default means the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

(a)Payments Under Loan Documents. The Borrower or any other Loan Party shall fail to pay any principal of the Term Loan (including scheduled installments, mandatory prepayments or the payment due at maturity) when and as due or any interest on the Term Loan or any other amount owing hereunder or under the other Loan Documents within three (3) Business Days after the date on which such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

(b)Breach of Warranty. Any representation, warranty, certification or statement of fact made or deemed made at any time by any of the Loan Parties herein or in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall have been false or misleading in any material respect as of the time it was made or furnished;

(c)Breach of Certain Covenants. Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 6.2(a), Section 6.4 (but only to the extent such failure relates to a Loan Party or a Material Subsidiary), Section 6.5, Section 6.8, Section 6.10, Article VII, or Article VIII;

(d)Breach of Other Covenants. Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document, other than as listed in Section 9.1(c), and such default shall continue unremedied for the expressly specified cure period with respect thereto or, if no such cure period is specified, for a period of (i) ten (10) days, in the case of any failure under Section 6.1, or (ii) thirty (30) days, in the case of any failure under any such other covenant, condition or provision, in each case in clauses (i) or (ii), after such Loan Party has knowledge thereof;

(e)Defaults in Other Agreements or Indebtedness. A default or event of default shall occur at any time under the terms of any other agreement with respect to Material Indebtedness of a Loan Party or a Material Subsidiary in an aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement of a Loan Party or a Material Subsidiary, the Hedge Termination Value of which is equal to or in excess of the Threshold Amount, and such breach, default or event of default (i) arises from the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any related Material Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or (ii) the effect of which is to cause, or to permit the holder or holders of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, the acceleration of any related Material Indebtedness (whether or not such right shall have been waived);

(f)Final Judgments or Orders. Any final judgments or orders for the payment of money in excess of the Threshold Amount in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

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(g)Loan Document Unenforceable. Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested by any party thereto (other than the Administrative Agent or any Lender) or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

(h)Uninsured Losses; Proceedings Against Assets. There shall occur any damage to or loss, theft or destruction of the assets of the Loan Parties or their Subsidiaries where the uninsured portion of such damage, loss, theft or destruction is in excess of the Threshold Amount; or assets of the Loan Parties or their Subsidiaries having a fair market value in excess of the Threshold Amount are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

(i)Events Relating to Pension Plans and Multiemployer Plans. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of any Loan Party or any ERISA Affiliate under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount;

(j)Change of Control. A Change of Control shall have occurred; or

(k)Relief Proceedings. (i) A Relief Proceeding shall have been instituted against any Loan Party or Subsidiary of a Loan Party and such Relief Proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such Relief Proceeding, (ii) any Loan Party or Subsidiary of a Loan Party institutes, or takes any action in furtherance of, a Relief Proceeding, (iii) an order granting the relief requested in any Relief Proceeding relating to a Loan Party or a Subsidiary of a Loan Party (including, but not limited to, an order for relief under federal bankruptcy laws) shall be entered, (iv) any Loan Party or Subsidiary thereof shall commence a voluntary case under, file a petition seeking to take advantage of, any Relief Proceeding, (v) any Loan Party or Subsidiary thereof shall consent to or fail to contest in a timely and appropriate manner any petition filed against it in any Relief Proceeding, (vi) any Loan Party or Subsidiary thereof shall apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (vii) any Loan Party or Subsidiary thereof shall take any action to approve or authorize any of the foregoing, or (viii) any Loan Party or any Subsidiary of a Loan Party ceases to be Solvent or admits in writing its inability to pay its debts as they mature; provided, that in each case under clauses (i) through (viii) where such event relates to a Non-Material Subsidiary, an Event of Default shall occur only to the extent such event could reasonably be expected to result in a Material Adverse Change.

9.2Consequences of Event of Default.

(a)Events of Default Other Than Bankruptcy, Insolvency or Reorganization

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Proceedings. If an Event of Default specified under Section 9.1 (other than Section 9.1(k)) shall occur and be continuing, the Lenders and the Administrative Agent shall be under no further obligation to make the Term Loan and the Administrative Agent may, and upon the request of the Required Lenders, shall by written notice to the Borrower, declare the unpaid principal amount of the Term Loan then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived; and

(b)Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Section 9.1(k) shall occur, the Lenders shall be under no further obligations to make the Term Loan hereunder and the unpaid principal amount of the Term Loan then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder automatically shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

(c)Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or their respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.12 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section 9.2 are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

(d)Application of Proceeds. After the exercise of remedies provided for in Section 9.2 (or after the Term Loan has automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent) payable to the Administrative Agent in its capacity as such;

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Second, to payment of that portion of the Obligations constituting indemnities, expenses, and other amounts (other than principal, interest and fees) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article X), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loan and other Obligations, and fees, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Term Loan, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to payment of all other Obligations, ratably among the Administrative Agent and the Lenders in proportion to the respective amounts described in this clause Fifth held by them; and

Last, the balance, if any, after Payment in Full of all of the Obligations, to the Loan Parties or as otherwise required by Law.

XTILE ADMINISTRATIVE AGENT

10.1Appointment and Authority. Each of the Lenders hereby irrevocably appoints CoBank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article X are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

10.2Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.3No Fiduciary Duty. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a)shall not be subject to any fiduciary or other implied duties, regardless of whether

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a Default or Event of Default has occurred and is continuing;

(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

10.4Exculpation.

(a)The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.1 and 9.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by the Borrower or a Lender.

(b)The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.5Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of its share of the Term Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of the Term Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent

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accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.6Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article X shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Term Loan Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

10.7Filing Proofs of Claim. In case of the pendency of any proceedings under any Debtor Relief Law or any other judicial proceeding relating to any Loan Party, the Administrative Agent (irrespective of whether the principal of the Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand therefor) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)to file and prove a claim for the whole amount of the owing and unpaid principal and interest in respect to the Obligations and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.5, 2.7(b), 3.5 and 11.3) allowed in such proceeding;

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and

(c)and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.5, 2.7(b), 3.5 and 11.3.

10.8Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor Administrative Agent. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier date as the Required Lenders may approve, the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent; provided, that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then the Administrative Agent’s resignation shall nonetheless become effective in accordance with such notice and

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(i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 10.8. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 10.8). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article X and Section 11.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

10.9Non-Reliance on the Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

10.10No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Lead Arranger and Joint Lead Arranger listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or Lender hereunder.

10.11Authorization to Release Guarantors. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor that is a Subsidiary of Borrower from its obligations under the Guaranty if such Person ceases to be a Subsidiary of Borrower as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.11.

10.12[Reserved].

10.13No Reliance on the Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s; participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with

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government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws.

10.14Rate Disclaimer. The Administrative Agent does not warrant or accept responsibility for, and each of the parties to this Agreement hereby acknowledges and agrees (for the benefit of the Administrative Agent) that the Administrative Agent shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, any Benchmark, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, any initial Benchmark or any other Benchmark or Benchmark Replacement prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.  The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, or any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, any initial Benchmark or any other Benchmark or Benchmark Replacement, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

XIMISCELLANEOUS

11.1Modifications, Amendments or Waivers. With the written consent of the Required Lenders, the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that no such agreement, waiver or consent may be made that will:

(a)extend or increase the Commitment of any Lender without the written consent of such Lender whose Commitment is being extended or increased (it being understood and agreed that a waiver of any condition precedent set forth in Section 4.2 or of any Default, mandatory prepayment or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender);

(b)postpone any date fixed by this Agreement or any other Loan Document for any payment (but excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced, it being understood that the waiver of any mandatory prepayment of the Term Loan shall not constitute a postponement of any date scheduled for the payment of principal or interest;

(c)reduce the principal of, or the rate of interest specified herein on, the Term Loan or any fees or other amounts payable hereunder or under any other Loan Document, without the

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written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on the Term Loan or to reduce any fee payable hereunder;

(d)change Section 2.11 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby;

(e)change any provision of this Section 11.1 or the definition of “Required Lenders” without the written consent of each Lender directly affected thereby;

(f)release the Borrower without the consent of each Lender, or, except in connection with a transaction permitted under Section 7.2, 7.6 or 7.7, all or substantially all of the value of the Guaranty provided pursuant to Article XII of this Agreement without the written consent of each Lender whose Obligations are guaranteed thereby, except to the extent such release is permitted pursuant to Section 10.12 (in which case such release may be made by the Administrative Agent acting alone);

provided that (i) no agreement, waiver or consent that would modify the interests, rights or obligations of the Administrative Agent may be made without the written consent of the Administrative Agent, (ii) only the consent of the Administrative Agent shall be required for any amendment to the Fee Letter and (iii) notwithstanding anything to the contrary herein, the Administrative Agent and the Borrower may make amendments contemplated by Section 3.4(c); and provided, further that, if in connection with any proposed waiver, amendment or modification referred to in Sections 11.1(a) through (f) above, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each, a “Non-Consenting Lender”), then the Borrower shall have the right to replace any such Non-Consenting Lender with one or more replacement Lenders pursuant to Section 3.6.

No Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects such Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

11.2No Implied Waivers; Cumulative Remedies. No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies that they would otherwise have.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent for the benefit of the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from

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exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 9.2 (subject to the terms of Section 2.11), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party in any Relief Proceedings.

11.3Expenses; Indemnity; Damage Waiver.

(a)Costs and Expenses. The Borrower shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication of the Term Loan Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out of pocket expenses incurred by the Administrative Agent, any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender (but limited to the reasonable fees and expenses of one outside law firm for the Administrative Agent and the Lenders taken as a whole, and, if necessary and appropriate, one local counsel and one regulatory counsel for the Administrative Agent and the Lenders taken as a whole in each appropriate jurisdiction, unless (x) the interests of the Administrative Agent and the Lenders are sufficiently divergent, in which case additional counsel may be appointed, as necessary and appropriate, and (y) if the interests of any Lender or group of Lenders are distinctly or disproportionately affected, one additional counsel for each such Lender or group of Lenders)), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.3, or (B) in connection with the Term Loan, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of the Term Loan.

(b)Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), Lead Arranger, Joint Lead Arranger and each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the Term Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such

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Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 11.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages and other similar amounts arising from any non-Tax claim.

(c)Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), or any Related Party of any of the Administrative Agent, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Pro Rata Share at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.

(d)Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, the Term Loan or the use of the proceeds thereof. No Indemnitee referred to in this Section 11.3 shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(e)Payments. All amounts due under this Section 11.3 shall be payable not later than ten (10) days after demand therefor.

11.4Holidays. Whenever payment of the Term Loan to be made or taken hereunder shall be due on a day that is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 2.3) and such extension of time shall be included in computing interest and fees, except that the Term Loan shall be due on the Business Day preceding the Maturity Date if the Maturity Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Term Loan) shall be stated to be due on a day that is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

11.5Notices; Effectiveness; Electronic Communication.

(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile (i) if to a Lender, at its address (or facsimile number) set forth in its Administrative Questionnaire or

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(ii) if to any other Person, to it at its address (or facsimile number) set forth on Schedule 1.1(B). Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

(d)Platform.

(i)Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”).

(ii)The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any other Loan Party, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the

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Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender by means of electronic communications pursuant to this Section 11.5, including through the Platform.

11.6Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

11.7Duration; Survival. All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the execution and delivery of this Agreement, the completion of the transactions hereunder and Payment In Full. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Sections 2.7, 2.8, 2.9, 2.10 and 11.3 or any other provision of any Loan Document shall survive Payment In Full and shall protect the Administrative Agent, Lenders and any other Indemnitees against events arising after such termination as well as before. All other covenants and agreements of the Loan Parties shall continue in full force and effect from and after the date hereof and until Payment In Full.

11.8Successors and Assigns.

(a)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of this Section 11.8, (ii) by way of participation in accordance with the provisions of this Section 11.8, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of this Section 11.8 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in this Section 11.8 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)Assignments by Lenders. Any Lender may at any time assign (which, in the case of an assignment by any Farm Credit Lender, may be on a non-patronage basis) to one or more assignees all or a portion of its rights and obligations under this Agreement; provided that any such assignment shall be subject to the following conditions:

(i)Minimum Amounts.

(A)in the case of an assignment of the entire amount of the assigning Lender’s Pro Rata Share of the Term Loan at the time owing to it or contemporaneous assignments to a related Approved Fund that equal at least the amount specified in clause (B) below in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no

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minimum amount need be assigned; and

(B)in any case not described in clause (i)(A) of this clause (b), the aggregate amount of the principal outstanding balance of the Term Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Term Loan.

(iii)Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and in addition:

(A)the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of the Term Loan Facility;

(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Term Loan Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of the Term Loan Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(iv)Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)No Assignment to Certain Persons. No such assignment shall be made to (i) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (ii) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v).

(vi)No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person).

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(vii)Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of the Term Loan in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to this Section 11.8, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.2, 3.1(a), 3.2, 3.5 and 11.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.8(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.8(d) below.

(c)Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in Greenwood Village, Colorado a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Term Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations (which, in the case of a sale of a participation by any Farm Credit Lender, may be on a non-patronage basis) to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person) or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each a “Participant”) in all or a portion of such Lender’s rights and/or obligations

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under this Agreement (including all or a portion of the Pro Rata Share of the Term Loan owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.3(c) with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following: Sections 3.1, 3.2, 3.5 and 11.1(a) through (d) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 3.1, 3.2 and 3.5 (subject to the requirements and limitations therein, including the requirements under Section 3.2 (it being understood that the documentation required under Section 3.2 shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.8; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under paragraph (b) of this Section 11.8; and (B) shall not be entitled to receive any greater payment under Section 3.1 or 3.2, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.2(c) as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Term Loan or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in the Term Loan or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that the Term Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Each Farm Credit Lender reserves the right to assign or sell participations in all or part of its outstanding portion of the Term Loan on a non-patronage basis.

Notwithstanding the preceding paragraph, any Participant that is a Farm Credit Lender that (i) has purchased a participation in a minimum amount of $10,000,000, (ii) has been designated as a voting Participant (a “Voting Participant”) in a notice (a “Voting Participant Notice”) sent by the relevant Lender (including any existing Voting Participant) to the Administrative Agent and (iii) receives, prior to becoming a Voting Participant, the consent of the

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Administrative Agent (such consent to be required only to the extent and under the circumstances it would be required if such Voting Participant were to become a Lender pursuant to an assignment in accordance with Section 11.8(b) and such consent is not required for an assignment to an existing Voting Participant), shall be entitled to vote as if such Voting Participant were a Lender on all matters subject to a vote by Lenders, and the voting rights of the selling Lender (including any existing Voting Participant) shall be correspondingly reduced, on a dollar-for-dollar basis. Each Voting Participant Notice shall include, with respect to each Voting Participant, the information that would be included by a prospective Lender in an Assignment and Assumption. Notwithstanding the foregoing, each Farm Credit Lender designated as a Voting Participant in Schedule 11.8 shall be a Voting Participant without delivery of a Voting Participant Notice and without the prior written consent of the Administrative Agent. The selling Lender (including any existing Voting Participant) and the purchasing Voting Participant shall notify the Administrative Agent within three (3) Business Days of any termination, reduction or increase of the amount of, such participation. The Administrative Agent shall be entitled to conclusively rely on information contained in Voting Participant Notices and all other notices delivered pursuant hereto. The voting rights of each Voting Participant are solely for the benefit of such Voting Participant and shall not inure to any assignee or participant of such Voting Participant that is not a Farm Credit Lender.

(e)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

11.9Confidentiality. Each of the Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 11.9, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Term Loan Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Term Loan Facility; (h) with the consent of the Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 11.9, or (y) becomes available to the Administrative Agent and any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such

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information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

The Administrative Agent and each Lenders acknowledge that (a) the Information may include material non-public information concerning the Parent or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

11.10Counterparts; Integration; Effectiveness.

(a)This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption, shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

11.11Choice of Law; Submission to Jurisdiction; Waiver of Venue; Service Process; Waiver of Jury Trial.

(a)Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of Colorado.

(b)SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO SITTING IN DENVER COUNTY AND OF THE UNITED STATES DISTRICT COURT OF COLORADO, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR

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ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COLORADO STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 11.11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT TO ASSERT ANY SUCH DEFENSE.

(d)SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.12USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify

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the Loan Parties in accordance with the USA PATRIOT Act, The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

11.13Payments Set Aside. To the extent any Loan Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or portion of a payment which is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Relief Proceeding, other applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

11.14Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Term Loan or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

11.15Amendment and Restatement. The parties hereto agree that, on the Closing Date, the following shall be deemed to occur automatically, without further action by any party hereto: (a) the Existing Term Loan Credit Agreement shall be deemed to be amended and restated in its entirety pursuant to this Agreement; and (b) all references in the other Loan Documents to the Existing Term Loan Credit Agreement shall be deemed to refer without further amendment to this Agreement. The parties hereto further acknowledge and agree that this Agreement constitutes an amendment to the Existing Term Loan Credit Agreement made under and in accordance with the terms of Section 11.1 of the Existing Term Loan Credit Agreement.

XIIGUARANTY

12.1Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Lenders the payment and performance in full of the Guaranteed Liabilities. For all purposes of this Article XII, notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any other Debtor Relief Law. Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.

12.2Payment. If the Borrower or any other Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, indemnification obligations, fees (including, but not limited to, attorney’s fees and expenses), expenses or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of

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this Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, (i) fully pay to the Administrative Agent, for the benefit of the Lenders, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Section 9.1(k) (and irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party in any Relief Proceeding), the entire outstanding or accrued amount of all Obligations or (ii) perform such Guaranteed Liabilities, as applicable. For purposes of this Section 12.2, the Guarantors acknowledge and agree that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium, fees, expenses, indemnification obligations and/or any other payment obligation of any kind or nature) which would have been accelerated in accordance with Section 9.2 but for the fact that such acceleration could be unenforceable or not allowable in any Relief Proceeding or otherwise under any applicable Law. Notwithstanding anything herein to the contrary, upon the occurrence and continuation of an Event of Default, at the Administrative Agent’s election and without notice thereof or demand therefor, each of the Guaranteed Liabilities and the Guarantors’ Obligations shall immediately be and become due and payable.

12.3Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors’ Obligations under this Article XII shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by Law, any defense to its obligations under this Article XII and all other Loan Documents to which it is a party by reason of:

(a)any lack of legality, validity or enforceability of this Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b)any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c)any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d)any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e)any dissolution, of the Borrower, any Guarantor, any other Loan Party or any other party to a Related Agreement, or the combination or consolidation of the Borrower, any Guarantor, any other Loan Party or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower, any Guarantor or any other Loan Party or any other party to a Related Agreement;

(f)any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, this Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in

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whole or in part;

(g)the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty or any other Loan Document now or hereafter in effect);

(h)any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

(i)any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor or any other Loan Party) which might in any manner or to any extent vary the risks of such Loan Party, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Loan Party.

It is the express purpose and intent of the parties hereto that this Guaranty and the Guarantors’ Obligations hereunder and under each joinder agreement with respect hereto shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment and performance as herein provided.

12.4Currency and Funds of Payment. All Guarantors’ Obligations for payment will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any Law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of the Administrative Agent or any Lender with respect thereto as against the Borrower or any other Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower or any other Loan Party of any or all of the Guaranteed Liabilities.

12.5Subordination. For so long as this Agreement remains in effect, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (a) of the Borrower, to the Payment in Full of the Guaranteed Liabilities, (b) of every other Guarantor (an “obligated guarantor”), to the Payment in Full of the Guarantors’ Obligations of such obligated guarantor, and (c) of each other Person now or hereafter constituting a Loan Party, to the Payment in Full of the obligations of such Loan Party owing to the Administrative Agent or any Lender and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Lenders on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Administrative Agent for the benefit of the Lenders separate and apart from all other funds, property and accounts of such Guarantor.

12.6Enforcement. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Lenders, on demand, at such address as the Administrative Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent

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suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Administrative Agent or any of the Lenders have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities and irrespective of any event, occurrence, or condition described in Section 12.3.

12.7Set-Off and Waiver. Each Guarantor waives any right to assert against the Administrative Agent or any Lender as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or any other Loan Party, or any or all of the Administrative Agent and/or Lenders without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor.

12.8Waiver of Notice; Subrogation.

(a)Each Guarantor hereby waives to the extent permitted by Law notice of the following events or occurrences: (i) acceptance of this Article XII; (ii) the Lenders’ heretofore, now or from time to time hereafter making the Term Loan and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, nonpayment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 12.3. Each Guarantor agrees that Administrative Agent and each Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as Administrative Agent or such Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b)Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Article XII may be enforced by the Administrative Agent on behalf of the Lenders upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by Law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING.

(c)Each Guarantor further agrees that such Guarantor shall not exercise any of its rights of subrogation, reimbursement, contribution, indemnity or recourse to security for the Guaranteed Liabilities until at least ninety-five (95) days immediately following the Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other

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relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. If an amount shall be paid to any Guarantor on account of such rights at any time prior to Termination Date, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Agent, for the benefit of the Lenders, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Administrative Agent may elect. The agreements in this subsection (c) shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Article XII in any manner and occurrence of the Termination Date.

12.9Reliance. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Lenders, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide the Guaranty under this Article XII and any joinder agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on the Administrative Agent or any Lender or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of such Loan Documents and Related Agreements as it has requested, is executing this Agreement (or the joinder agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Agreement; (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of the Borrower and the other Loan Parties, such Persons’ financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Administrative Agent or any Lender or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning the Borrower or the Borrower’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Administrative Agent nor any Lender has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or any other Loan Party or such Persons’ financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Administrative Agent or any Lender or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on the Administrative Agent or any Lender or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

12.10Keepwell. Each of the Borrower and each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each other Guarantor as may be needed by such Guarantor from time to time to honor all of its obligations under this Guaranty and the other Loan Documents to which it is a party with respect to Swap Obligations that would, in the absence of the agreement in this Section 12.10, otherwise constitute Excluded Swap Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering the Borrower’s and such Qualified ECP Guarantors’ obligations and undertakings under this Section voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Borrower and the Qualified ECP Guarantors under this Section 12.10 shall remain in full force and effect until the Guarantors’ Obligations have been indefeasibly paid and performed in full. The Borrower and the Qualified ECP Guarantors intend this Section 12.10 to constitute, and this Section 12.10 shall be deemed to constitute, a guarantee of the

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obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Guarantor for all purposes of the Commodity Exchange Act.

12.11Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a joinder agreement with respect to this Article XII in form and substance acceptable to the Administrative Agent shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty shall be deemed to include such Person as a Guarantor hereunder.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

SEABOARD FOODS LLC, as the borrower

By:
Name:
Title:

PARENT:

SEABOARD CORPORATION, as the Parent and as the Guarantor

By:
Name:
Title:

Legal Review:

[SIGNATURE PAGE TO CREDIT AGREEMENT]

COBANK, ACB, as Administrative Agent

Name:
Title:

[SIGNATURE PAGE TO CREDIT AGREEMENT]

FARM CREDIT SERVICES OF AMERICA, PCA, as Lender

Name:
Title: